As filed with the Securities and Exchange Commission on April 29, 1999
                                                Registration No. 333-______
___________________________________________________________________________

                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM S-1

         Registration Statement under the Securities Act of 1933


         FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
          (Exact name of registrant as specified in its charter)

        NEW YORK                   6355
    (State or other         (Primary Standard         (I.R.S. Employer
    jurisdiction of             Industrial          Identification No.)
    incorporation or       Classification Code           13-3919096
     organization)               Number)

                          230 Park Avenue, Suite 966
                          New York, New York  10169-0999
                              (212) 973-9647

 (Address and Telephone Number of registrant's principal executive office)

    Marilyn Talman, Esq.                       COPY TO:
    First Golden American Life Insurance       Stephen E. Roth, Esq.
      Company of New York                      Sutherland Asbill &
    1475 Dunwoody Drive                        Brennan LLP
    West Chester, PA  19380                    1275 Pennsylvania Avenue, N.W.
    (610) 425-3516                             Washington, D.C.  20004-2404
    (Name and Address of Agent for Service of Process)
                               ____________

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practical after the effective date of the Registration Statement.

If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box ................................................ [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ]

If this Form is post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ]

If this Form is post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box [ ]

____________________________________________________________________________
Pursuant to Rule 429 under the Securities Act of 1933, a prospectus herein also relates to Registration Statement No. 333-16279.

                      Calculation of Registration Fee
____________________________________________________________________________

                                 Proposed       Proposed
   Title of     Amount Being     Maximum        Maximum       Amount of
  Securities     Registered      Offering      Aggregate     Registration
    Being                         Price         Offering        Fee (2)
  Registered                   Per Unit (1)    Price (2)
___________________________________________________________________________

   Annuity          N/A            N/A         $10,000,000    $2,780.00
  Contracts
(Interests in
    Fixed
   Account)

(1) The maximum aggregate offering price is estimated solely for the purpose of determining the registration fee. The amount to be registered and the proposed maximum offering price per unit are not applicable since these securities are not issued in predetermined amounts or units.
(2) Amount previously registered in connection with File No. 333-16279 was $25,080,000.

_________________________________________________________________________

                                 PART I


                             EXPLANATORY NOTE


       The Contracts covered by this Registration Statement are being offered through two different distribution systems. Therefore, there are two Prospectuses ("Version 1" and "Version 2") for the Contracts covered by this registration statement, one pertaining to each distribution system. Version 2 differs from Version 1 in the following respects: (a) Version 2 offers different variable funding options; and (b) Version 2, which is no longer being offered, was used by a different retail distribution system, receiving different compensation, than is the case for Version 1. Both versions contain the same features and options other than the variable funding options. In particular, Version 1 and Version 2 include the market value adjusted fixed account option covered by this registration statement. Other interests in the Contract identical to both Version 1 and Version 2 are covered by a registration statement on Form N-4 (File Nos. 333-16501, 811-07935).



       The Prospectus contained herein does not contain all of the information permitted by Securities and Exchange Commission Regulations. Therefore, this Amendment No. 3 on Form S-1 for First Golden American Life Insurance Company of New York ("First Golden") incorporates by reference the Statement of Additional Information for the GoldenSelect DVA PLUS and Empire PrimElite Combination Variable and Fixed Annuity, and Part C (Other Information) contained in the Registration Statement on Form N-4 (post-effective amendment No. 1, File Nos. 333-16501, 811-07935, filed on or about the date hereof) for First Golden Separate Account NY-B. This information may be obtained free of charge from First Golden American Life Insurance Company of New York by calling Customer Service at 800-963-9539.

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT NY-B OF FIRST GOLDEN AMERICAN LIFE INSURANCE
COMPANY OF NEW YORK

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                             PROFILE OF
                        GOLDENSELECT DVA PLUS
                 FIXED AND VARIABLE ANNUITY CONTRACT
                             MAY 1, 1999

[inset within shaded block]
  This Profile is a summary of some of the more important points that you should know and consider before purchasing the Contract. The Contract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.
[end inset within shaded block]

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1.THE ANNUITY CONTRACT
The Contract offered in this prospectus is a deferred combination variable and fixed annuity contract between you and First Golden American Life Insurance Company of New York. The Contract provides a means for you to invest on a tax-deferred basis in (i) one or more of 22 mutual fund investment portfolios through our Separate Account NY-B listed on the next page and/or (ii) in a fixed account of First Golden with guaranteed interest periods. We set the interest rates in the fixed account (which will never be less than 3%) periodically. We currently offer guaranteed interest periods of 1, 3, 5, 7 and 10 years. We may credit a different interest rate for each interest period. The interest you earn in the fixed account as well as your principal is guaranteed by First Golden as long as you do not take your money out before the maturity date for the interest period. We will apply a market value adjustment if you withdraw your money from the fixed account more than 30 days before the applicable maturity date. The investment portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You may not make any money, and you can even lose the money you invest.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the date on which you start receiving the annuity payments under your Contract. The amounts you accumulate during the accumulation phase will determine the amount of annuity payments you will receive. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

You determine (1) the amount and frequency of premium payments, (2) the investments, (3) transfers between investments, (4) the type of annuity to be paid after the accumulation phase, (5) the beneficiary who will receive the death benefits, (6) the type of death benefit, and (7) the amount and frequency of withdrawals.

2.YOUR ANNUITY PAYMENTS (THE INCOME PHASE)
Annuity payments are the periodic payments you will begin receiving on the annuity start date. You may choose one of the following annuity payment options:

[Table with Shaded Heading]
                       Annuity Options
|------------------------------------------------------------------------|
|     Option 1   Income for a        Payments are made for a  specified  |
|                fixed period        number of years to you              |
|                                    or your beneficiary.                |
|------------------------------------------------------------------------|
|     Option 2   Income for          Payments are made for the rest of   |
|                life with a         your life or longer for a specified |
|                period certain      period such as 10 or 20 years or    |
|                                    until the total amount used to buy  |
|                                    this option has been repaid.  This  |
|                                    option comes with an added guarantee|
|                                    that payments will continue to your |
|                                    beneficiary for the remainder of    |
|                                    period if you should die during the |
|                                    period.                             |
|------------------------------------------------------------------------|
|     Option 3   Joint life income   Payments are made for your life     |
|                                    and the life of another person      |
|                                    (usually your spouse).              |
|------------------------------------------------------------------------|
|     Option 4   Annuity plan        Any other annuitization plan that we|
|                                    choose to offer on the annuity      |
|                                    start date.                         |
|------------------------------------------------------------------------|

Annuity payments under Options 1, 2 and 3 are fixed. Annuity payments under Option 4 may be fixed or variable. Once you elect an annuity option and begin to receive payments, it cannot be changed.

3.PURCHASE (BEGINNING OF THE ACCUMULATION PHASE)
You may purchase the Contract with an initial payment of $10,000 or more ($1,500 for a qualified Contract) up to and including age 85. You may make additional payments of $500 or more ($250 for a qualified Contract) at any time before you turn 85. Under certain circumstances, we may waive the minimum initial and additional premium payment requirement. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

Who may purchase this Contract? The Contract may be purchased by individuals as part of a personal retirement plan (a "non-qualified Contract"), or as a Contract that qualifies for special tax treatment when purchased as either an Individual Retirement Annuity (IRA) or in connection with a qualified retirement plan (each a "qualified Contract").

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot risk getting back less money than you put in.

4.THE INVESTMENT PORTFOLIOS
You can direct your money into: (1) the fixed account with guaranteed interest periods of 1, 3, 5, 7 and 10 years, and/or (2) into any one or more of the following 22 mutual fund investment portfolios through our Separate Account NY-B. The investment portfolios are described in the prospectuses for the GCG Trust and the PIMCO Variable Insurance Trust. Keep in mind that any amount you direct into the fixed account earns a fixed interest rate. But if you invest in any of the following investment portfolios, depending on market conditions, you may make or lose money:

  THE GCG TRUST
   Liquid Asset Series            Growth & Income Series       Small Cap Series
   Limited Maturity Bond Series   Growth Series                Real Estate Series
   Global Fixed Income Series     Value Equity Series          Hard Assets Series
   Total Return Series            Research Series              Managed Global Series
   Equity Income Series           Strategic Equity Series      Developing World Series
   Fully Managed Series           Capital Appreciation Series  Emerging Markets Series
   Rising Dividends Series        Mid-Cap Growth Series

                                  2

  THE PIMCO TRUST
   PIMCO High Yield Bond Portfolio
   PIMCO StocksPLUS Growth and Income Portfolio

5.EXPENSES
The Contract has insurance features and investment features, and there are costs related to each. The Company deducts an annual contract administrative charge of $30. We also collect a mortality and expense risk charge and an asset-based administrative charge. These 2 charges are deducted daily directly from the amounts in the investment portfolios. The asset-based administrative charge is 0.15% annually. The annual rate of the mortality and expense risk charge depends on the death benefit you choose:

                                         STANDARD     ANNUAL RATCHET ENHANCED
                                      DEATH BENEFIT       DEATH BENEFIT
   Mortality & Expense Risk Charge....    1.10%              1.25%
   Asset-Based Administrative Charge..    0.15%              0.15%
                                          -----              -----
       Total..........................    1.25%              1.40%

Each investment portfolio has charges for investment management fees and other expenses. These charges, which vary by investment portfolio, currently range from 0.59% to 1.83% annually (see following table) of the portfolio's average daily net asset balance.

If you withdraw money from your Contract, or if you begin receiving annuity payments, we may deduct a premium tax of 0%-3.5% to pay to your state.

We deduct a surrender charge if you surrender your Contract or withdraw an amount exceeding the free withdrawal amount. The free withdrawal amount in any year is 15% of your contract value on the date of the withdrawal less any prior withdrawals during that contract year. The following table shows the schedule of the surrender charge that will apply. The surrender charge is a percent of each premium payment.

     COMPLETE YEARS ELAPSED     0  | 1  | 2  | 3  | 4  | 5  | 6  | 7+
      SINCE PREMIUM PAYMENT        |    |    |    |    |    |    |
      SURRENDER CHARGE          7% | 6% | 5% | 4% | 3% | 2% | 1% | 0%

The following table is designed to help you understand the Contract charges. The "Total Annual Insurance Charges" column includes the maximum mortality and expense risk charge, the asset-based administrative charge, and reflects the annual contract administrative charge as 0.04% (based on an average contract value of $70,000). The "Total Annual Investment Portfolio Charges" column reflects the portfolio charges for each portfolio and are based on actual expenses as of December 31, 1998, except for portfolios that commenced operations during 1998 where the charges have been annualized. The column "Total Annual Charges" reflects the sum of the previous two columns. The columns under the heading "Examples" show you how much you would pay under the Contract for a 1-year period and for a 10-year period.

As required by the Securities and Exchange Commission, the examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of Year 1 or at the end of Year 10. For Years 1 and 10, the examples show the total annual charges assessed during that time and assume that you have elected the Annual Ratchet Enhanced Death Benefit. For these examples, the premium tax is assumed to be 0%.

[Table with shaded heading and shaded lines for readability]
                           TOTAL ANNUAL                EXAMPLES:
                TOTAL ANNUALINVESTMENT  TOTAL TOTAL CHARGES AT THE END OF:
                 INSURANCE  PORTFOLIO   ANNUAL
INVESTMENT PORTFOLIOCHARGES  CHARGES   CHARGES      1 YEAR  10 YEARS

     THE GCG TRUST
Liquid Asset        1.44%      0.59%     2.03%      $90.63    $235.53
Limited Maturity    1.44%     0.60%      2.04%      $90.73    $236.58
Bond
Global Fixed Income 1.44%      1.60%     3.04%      $100.73   $335.45
Total Return        1.44%      0.97%     2.41%      $94.44    $274.41
Equity Income       1.44%      0.98%     2.42%      $94.54    $275.41
Fully Managed       1.44%      0.98%     2.42%      $94.54    $275.41
Rising Dividends    1.44%      0.98%     2.42%      $94.54    $275.41
Growth & Income     1.44%      1.08%     2.52%      $95.54    $185.37
Growth              1.44%      1.09%     2.53%      $95.64    $286.36
Value Equity        1.44%      0.98%     2.42%      $94.54    $275.41
Research            1.44%      0.94%     2.38%      $94.14    $271.40
Strategic Equity    1.44%      0.99%     2.43%      $94.64    $276.41
CapitalAppreciation 1.44%      0.98%     2.42%      $94.54    $275.41
Mid-Cap Growth      1.44%      0.95%     2.39%      $94.52    $272.40
Small Cap           1.44%      0.99%     2.43%      $94.64    $276.41
Real Estate         1.44%      0.99%     2.43%      $94.64    $276.41
Hard Assets         1.44%      1.00%     2.44%      $94.74    $277.41
Managed Global      1.44%      1.26%     2.70%      $97.34    $303.03
Developing World    1.44%      1.83%     3.27%      $103.01   $356.70
Emerging Markets    1.44%      1.83%     3.27%      $103.01   $356.70

     THE PIMCO TRUST
PIMCO High Yield    1.44%     0.75%      2.19%      $92.23    $252.10
Bond
PIMCO StocksPLUS
 Growth and Income  1.44%      0.65%     2.09%      $91.23    $241.78

The "Total Annual Investment Portfolio Charges" reflect current expense reimbursements for the Total Return and Global Fixed Income portfolio. The Year 1 examples above include a 7% surrender charge. For more detailed information, see the fee table in the prospectus for the Contract.

6.TAXES
Under a qualified Contract, your premiums are generally pre-tax contributions and accumulate on a tax-deferred basis. Premiums and earnings are generally taxed as income when you make a withdrawal or begin receiving annuity payments, presumably when you are in a lower tax bracket.

Under a non-qualified Contract, premiums are paid with after-tax dollars, and any earnings will accumulate tax-deferred. You will be taxed on these earnings, but not on premiums, when you withdraw them from the Contract.

For owners of most qualified Contracts, when you reach age 70 1/2 (or, in some cases, retire), you will be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, in most cases, you will be charged a 10% federal penalty tax on the amount withdrawn.

7.WITHDRAWALS
You can withdraw your money at any time during the accumulation phase. You may elect in advance to take systematic withdrawals which are described on page 7. Withdrawals above the free withdrawal amount may be subject to a surrender charge. We will apply a market value adjustment if you withdraw your money from the fixed account more than 30 days before the applicable maturity date. Income taxes and a penalty tax may apply to amounts withdrawn.

8.PERFORMANCE
The value of your Contract will fluctuate depending on the investment performance of the portfolio(s) you choose. The following chart shows average annual total return for each portfolio that was in operation for the entire year for 1998. These numbers reflect the deduction of the mortality and expense risk charge (based on the Annual Ratchet Enhanced Death Benefit), the asset-based administrative charge and the annual contract fee, but do not reflect deductions for any withdrawal charges. If withdrawal charges were reflected, they would have the effect of reducing performance.
Please keep in mind that past performance is not a guarantee of future results.
                                                        CALENDAR YEAR
     INVESTMENT PORTFOLIO                                   1998
     Managed by A I M Capital Management, Inc.
      Capital Appreciation(1)                               11.06
      Strategic Equity(2                                    (0.61)
     Managed by T. Rowe Price Associates, Inc.
      Fully Managed                                          4.37
      Equity Income(2)                                       6.70
     Managed by Kayne Anderson Investment Management, LLC
     Rising Dividends                                       12.50
     Managed by EII Realty Securities, Inc.
      Real Estate                                          (14.70)
     Managed by Eagle Asset Management, Inc.
      Value Equity                                           0.09
     Managed by Fred Alger Management, Inc.
      Small Cap                                             19.25
     Managed by Putnam Investment Management, Inc.
      Emerging Markets                                     (25.20)
      Managed Global                                        27.46
     Managed by ING Investment Management, LLC
      Limited Maturity Bond                                  5.33
      Liquid Asset                                           3.54
     Managed by Pacific Investment Management Company
      PIMCO High Yield Bond                                   --
      PIMCO StocksPLUS Growth and Income                      --
     Managed by Alliance Capital Management L.P.
      Growth & Income(2)                                    10.36
     Managed by Janus Capital Corporation
      Growth(2)                                             25.01
     Managed by Massachusetts Financial Services Company
      Mid-Cap Growth                                        21.05
      Total Return                                           9.99
      Research                                              21.29
     Managed by Baring International Investment Limited
      Global Fixed Income                                   10.25
      Hard Assets(2)                                       (30.61)
      Developing World(2)                                    --
     _________________________
     (1)Prior to April 1, 1999, a different firm managed the Portfolio.
     (2)Prior to March 1, 1999, a different firm managed the Portfolio.

9.DEATH BENEFIT
You may choose (i) the Standard Death Benefit, or (ii) the Annual Ratchet Enhanced Death Benefit. The Annual Ratchet Enhanced Death Benefit is available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The Annual Ratchet Enhanced Death Benefit may not be available where a Contract is held by joint owners.

The death benefit is payable when the first of the following persons dies: the contract owner, joint owner, or annuitant (if a contract owner is not an individual). Assuming you are the contract owner, if you die during the accumulation phase, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit paid depends on the death benefit you have chosen. The death benefit value is calculated at the close of the business day on which we receive due proof of death at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of your death, the amount of the benefit payable in the future
may be affected.   If you die after the annuity start date and you
are the annuitant, your beneficiary will receive the death benefit you chose under the annuity option then in effect.

The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

Under the STANDARD DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greatest of:

    1)the contract value;

    2)the total premium payments made under the Contract after subtracting any withdrawals; or

    3)the cash surrender value.

Under the ANNUAL RATCHET ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greatest of:
    1)the contract value;

    2)the total premium payments made under the Contract after subtracting any withdrawals;

    3)the cash surrender value; or

    4)the enhanced death benefit, which is determined as follows: On each contract anniversary that occurs on or before the contract owner turns age 80, we compare the prior enhanced death benefit to the contract value and select the larger amount as the new enhanced death benefit. On all other days, the enhanced death benefit is the following amount: On a daily basis we first take the enhanced death benefit from the preceding day (which would be the initial premium if the preceding day is the contract date), then we add additional premiums paid since the preceding day, and then we subtract any withdrawals made since the preceding day (including any market value adjustment applied to such withdrawal), and then we subtract for any associated surrender charges. That amount becomes the new enhanced death benefit.

Note:In all cases described above, amounts could be reduced by premium taxes owed and withdrawals not previously deducted.

10.OTHER INFORMATION
  FREE LOOK. If you cancel the Contract within 10 days after you receive it, you will receive a full refund of your contract value. For purposes of the refund during the free look period, your contract value includes a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid. We determine your contract value at the close of business on the day we receive your written refund request.

  TRANSFERS AMONG INVESTMENT PORTFOLIOS AND THE FIXED ACCOUNT. You can make transfers among your investment portfolios and your investment in the fixed account as frequently as you wish without any current tax implications. The minimum amount for a transfer is $100. Currently there is no charge for transfers, and we do not limit the number of transfers allowed. The Company may, in the future, charge a $25 fee for any transfer after the twelfth transfer in a contract year or limit the number of transfers allowed. Keep in mind that if you transfer or otherwise withdraw your money from the fixed account more than 30 days before the applicable maturity date, we will apply a market value adjustment. A market value adjustment could increase or decrease your contract value and/or the amount you transfer or withdraw.

  NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate.

  ADDITIONAL FEATURES. This Contract has other features you may be interested in. These include:

       Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in the investment portfolios each month, which may give you a lower average cost per unit over time than a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. This option is currently available only if you have $1,200 or more in the Limited Maturity Bond or the Liquid Asset investment portfolios or in the fixed account with a 1-year guaranteed interest period. Transfers from the fixed account under this program will not be subject to a market value adjustment.

       Systematic Withdrawals. During the accumulation phase, you can arrange to have money sent to you at regular intervals throughout the year. Within limits these withdrawals will not result in any withdrawal charge. Withdrawals from your money in the fixed account under this program are not subject to a market value adjustment. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

       Automatic Rebalancing. If your contract value is $10,000 or more, you may elect to have the Company automatically readjust the money between your investment portfolios periodically to keep the blend you select. Investments in the fixed account are not eligible for automatic rebalancing.

11.INQUIRIES
If you need more information after reading this prospectus, please contact us at:

  CUSTOMER SERVICE CENTER
  230 PARK AVENUE, SUITE 966
  NEW YORK, NEW YORK  10169
  (800) 963-9539

  or your registered representative.

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FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT NY-B OF FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY
OF NEW YORK

                             MAY 1, 1999
     DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS
                        GOLDENSELECT DVA PLUS
[end shaded block]
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This prospectus describes GoldenSelect DVA Plus, an individual deferred variable annuity contract (the "Contract") offered by First Golden American Life Insurance Company of New York (the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

The Contract provides a means for you to invest your premium payments in one or more of 22 mutual fund investment portfolios. You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. The investment portfolios available under your Contract and the portfolio managers are:

T. ROWE PRICE ASSOCIATES, INC.         ALLIANCE CAPITAL MANAGEMENT L.P.
  Fully Managed Series                  Growth & Income Series
  Equity Income Series                 JANUS CAPITAL CORPORATION
A I M CAPITAL MANAGEMENT, INC.          Growth Series
  Capital Appreciation Series          MASSACHUSETTS FINANCIAL SERVICES COMPANY
  Strategic Equity Series               Mid-Cap Growth Series
KAYNE ANDERSON INVESTMENT               Total Return Series
 MANAGEMENT, LLC                        Research Series
  Rising Dividends Series              ING INVESTMENT MANAGEMENT, LLC
EII REALTY SECURITIES, INC.             (AN AFFILIATE)
  Real Estate Series                    Limited Maturity Bond Series
BARING INTERNATIONAL INVESTMENT         Liquid Asset Series
 LIMITED(AN AFFILIATE)                 PACIFIC INVESTMENT MANAGEMENT COMPANY
  Hard Assets Series                    PIMCO High Yield Bond Portfolio
  Developing World Series               PIMCO StocksPLUS Growth and
  Global Fixed Income Series             Income Portfolio
EAGLE ASSET MANAGEMENT, INC.           PUTNAM INVESTMENT MANAGEMENT, INC.
  Value Equity Series                   Emerging Market Series
FRED ALGER MANAGEMENT, INC.             Managed Global Series
  Small Cap Series

The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account NY-B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We set the interest rates periodically. We will not set the interest rate to be less than a minimum annual rate of 3%. You may choose guaranteed interest periods of 1, 3, 5, 7 and 10 years. The interest earned on your money as well as your principal is guaranteed as long as you hold them until the maturity date. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. You bear the risk that you may receive less than your principal if we take a Market Value Adjustment. You have a right to return a Contract within 10 days after you receive it for a full refund of the contract value (which may be more or less than the premium payments you paid).

This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information, dated May 1, 1999, has been filed with the Securities and Exchange Commission. It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at 230 Park Avenue, Suite 966, New York, New York 10169 or call (800) 963-9539, or access the SEC's website (http://www.sec.gov). The table of contents of the Statement of Additional Information ("SAI") is on the last page of this prospectus and the SAI is made part of this prospectus by reference.
----------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE GCG TRUST OR THE PIMCO TRUST IS NOT A BANK
DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE GCG TRUST AND THE PIMCO TRUST.

[Shaded Section Header]
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                          TABLE OF CONTENTS
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                                                             PAGE

     Index of Special Terms                                     1
     Fees and Expenses                                          2
     Performance Information                                    5
        Accumulation Unit                                       5
        Net Investment Factor                                   5
        Condensed Financial Information                         5
        Financial Statements                                    5
        Performance Information                                 5
     First Golden American Life Insurance Company               7
     The Trusts                                                 7
     First Golden Separate Account NY-B                         8
     The Investment Portfolios                                  8
        Investment Objectives                                   8
        Investment Portfolio Management Fees                   10
     The Fixed Interest Allocation                             11
        Selecting a Guaranteed Interest Period                 11
        Guaranteed Interest Rates                              11
        Transfers from a Fixed Interest Allocation             12
        Withdrawals from a Fixed Interest Allocation           12
        Market Value Adjustment                                13
     The Annuity Contract                                      13
        Contract Date and Contract Year                        14
        Annuity Start Date                                     14
        Contract Owner                                         14
        Annuitant                                              14
        Beneficiary                                            15
        Purchase and Availability of the Contract              15
        Crediting of Premium Payments                          15
        Contract Value                                         16
        Cash Surrender Value                                   16
        Surrendering to Receive the Cash Surrender Value       17
        Addition, Deletion or Substitution
         of Subaccounts and Other
         Changes                                               17
        The Fixed Account                                      17
        Other Important Provisions                             17
     Withdrawals                                               18
        Regular Withdrawals                                    18
        Systematic Withdrawals                                 18
        IRA Withdrawals                                        19
     Transfers Among Your Investments                          20
        Dollar Cost Averaging                                  20
        Automatic Rebalancing                                  21
     Death Benefit Choices                                     21
        Death Benefit During the Accumulation Phase            21
          Standard Death Benefit                               21
          Annual Ratchet Enhanced Death Benefits               22
        Death Benefit During the Income Phase                  22
     Charges and Fees                                          22
        Charge Deduction Subaccount                            22
        Charges Deducted from the Contract Value               22

[Shaded Section Header]
----------------------------------------------------------------------
                    TABLE OF CONTENTS (CONTINUED)
----------------------------------------------------------------------

                                                             PAGE
     Charges and Fees (continued)
          Surrender Charge                                     22
          Free Withdrawal Amount                               23
          Surrender Charge for Excess Withdrawals              23
          Premium Taxes                                        23
          Administrative Charge                                23
          Transfer Charge                                      23
        Charges Deducted from the Subaccounts                  24
          Mortality and Expense Risk Charge                    24
          Asset-Based Administrative Charge                    24
        Trust Expenses                                         24
     The Annuity Options                                       24
        Annuitization of Your Contract                         24
        Selecting the Annuity Start Date                       25
        Frequency of Annuity Payments                          25
        The Annuity Options                                    25
          Income for a Fixed Period                            25
          Income for Life with a Period Certain                25
          Joint Life Income                                    25
          Annuity Plan                                         26
        Payment When Named Person Dies                         26
     Other Contract Provisions                                 26
        Reports to Contract Owners                             26
        Suspension of Payments                                 26
        In Case of Errors in Your Application                  26
        Assigning the Contract as Collateral                   26
        Contract Changes-Applicable Tax Law                    27
        Free Look                                              27
        Group or Sponsored Arrangements                        27
        Selling the Contract                                   27
     Other Information                                         28
        Voting Rights                                          28
        Year 2000 Problem                                      28
        State Regulation                                       28
        Legal Proceedings                                      28
        Legal Matters                                          28
        Experts                                                28
     Federal Tax Considerations                                29
     More Information About First Golden American
     Life Insurance Company                                    34
     Financial Statements of First Golden
     American Life Insurance Company                           56
     Statement of Additional Information
        Table of Contents                                      91
     Appendix A
        Condensed Financial Information                        A1
     Appendix B
        Market Value Adjustment Examples                       B1
     Appendix C
        Surrender Charge for Excess Withdrawals Example        C1

[Shaded Section Header]
----------------------------------------------------------------------
                       INDEX OF SPECIAL TERMS
----------------------------------------------------------------------

The following special terms are used throughout this prospectus.
Refer to the page(s) listed for an explanation of each term:

SPECIAL TERM                           PAGE
Accumulation Unit                       5
Annual Ratchet Enhanced Death Benefit  22
Annuitant                              14
Annuity Start Date                     14
Cash Surrender Value                   16
Contract Date                          14
Contract Owner                         14
Contract Value                         16
Contract Year                          14
Fixed Interest Allocation              11
Free Withdrawal Amount                 23
Market Value Adjustment                13
Net Investment Factor                   6
Standard Death Benefit                 21

The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the
Contract:

TERM USED IN THIS PROSPECTUS           CORRESPONDING TERM USED IN THE CONTRACT
Accumulation Unit Value                Index of Investment Experience
Annuity Start Date                     Annuity Commencement Date
Contract Owner                         Owner or Certificate Owner
Contract Value                         Accumulation Value
Transfer Charge                        Excess Allocation Charge
Fixed Interest Allocation              Fixed Allocation
Free Look Period                       Right to Examine Period
Guaranteed Interest Period             Guarantee Period
Subaccount(s)                          Division(s)
Net Investment Factor                  Experience Factor
Regular Withdrawals                    Conventional Partial Withdrawals
Withdrawals                            Partial Withdrawals

[Shaded Section Header]
----------------------------------------------------------------------
                          FEES AND EXPENSES
----------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES*
   Surrender Charge:

     COMPLETE YEARS ELAPSED     0  | 1  | 2  | 3  | 4  | 5  | 6  | 7+
      SINCE PREMIUM PAYMENT        |    |    |    |    |    |    |
                                   |    |    |    |    |    |    |
     SURRENDER CHARGE           7% | 6% | 5% | 4% | 3% | 2% | 1% | 0%

   Transfer Charge                                          None**
   *If you invested in a Fixed Interest Allocation, a Market Value
     Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.

   **We may in the future charge $25 per transfer if you make more than 12 transfers in a contract year.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE
   Administrative Charge.......................................$30
(We waive this charge if your premium payments or current contract value is $100,000 or more.)

SEPARATE ACCOUNT NY-B ANNUAL CHARGES***
                                        STANDARD    ENHANCED DEATH BENEFIT
                                      DEATH BENEFIT    ANNUAL RATCHET
   Mortality and Expense Risk Charge       1.10%           1.25%
   Asset-Based Administrative Charge       0.15%           0.15%
                                           -----           -----
   Total Separate Account Charges          1.25%           1.40%

   ***As a percentage of average assets in each subaccount.

THE GCG TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of an investment portfolio or on the combined average daily net assets of the indicated groups of portfolios):

[Table with Shaded Heading and Shaded lines for readability]
|---------------------------------------------------------------------------|
|                                              OTHER        TOTAL           |
|                                           EXPENSES(2)    EXPENSES         |
|                              MANAGEMENT  AFTER EXPENSE  AFTER EXPENSE     |
| PORTFOLIO                     FEES(1)    REIMBURSEMENT  REIMBURSEMENT(3)  |
|---------------------------------------------------------------------------|
| Liquid Asset                     0.59%        0.00%        0.59%          |
| Limited Maturity Bond            0.60%        0.00%        0.60%          |
| Global Fixed Income              1.60%        0.00%        1.60%(3)       |
| Total Return                     0.94%        0.03%        0.97%(3)       |
| Equity Income                    0.98%        0.00%        0.98%          |
| Fully Managed                    0.98%        0.00%        0.98%          |
| Rising Dividends                 0.98%        0.00%        0.98%          |
| Growth & Income                  1.08%        0.00%        1.08%          |
| Growth                           1.08%        0.01%        1.09%          |
| Value Equity                     0.98%        0.00%        0.98%          |
| Research                         0.94%        0.00%        0.94%          |
| Strategic Equity                 0.98%        0.01%        0.99%          |
| Capital Appreciation             0.98%        0.00%        0.98%          |
| Mid-Cap Growth                   0.94%        0.01%        0.95%          |
| Small Cap                        0.98%        0.01%        0.99%          |
| Real Estate                      0.98%        0.01%        0.99%          |
| Hard Assets                      0.98%        0.02%        1.00%          |
| Managed Global                   1.25%        0.01%        1.26%          |
| Developing World                 1.75%        0.08%        1.83%          |
| Emerging Markets                 1.75%        0.08%        1.83%          |
| All-Growth(4)                    0.98%        0.01%        0.99%          |
| Growth Opportunities(4)          1.10%        0.05%        1.15%          |
|---------------------------------------------------------------------------|

 (1)Fees decline as combined assets increase. See the prospectus for the GCG Trust for more information.
 (2)Other expenses generally consist of independent trustees fees and certain expenses associated with investing in international markets. Other expenses are based on actual expenses for the year ended December 31, 1998, except for portfolios that commenced operations in 1998 where the charges have been annualized.
 (3)Directed Services, Inc. is currently reimbursing expenses to maintain total expenses at 0.97% for the Total Return portfolio and 1.60% for the Global Fixed Income portfolio as shown. Without this reimbursement, and based on current estimates, total expenses would be 0.98% for the Research portfolio and 1.74% for the Global Fixed Income portfolio. This reimbursement agreement will remain in place through December 31, 1999.
 (4)As of May 1, 1999, we no longer offer the All-Growth and Growth Opportunities portfolios.

THE PIMCO TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

[Table with Shaded Heading]
|---------------------------------------------------------------------------|
|                                              OTHER         TOTAL          |
|                                           EXPENSES        EXPENSES        |
|                              MANAGEMENT  AFTER EXPENSE   AFTER EXPENSE    |
| PORTFOLIO                     FEES(1)   REIMBURSEMENT(1) REIMBURSEMENT(1) |
|---------------------------------------------------------------------------|
|  PIMCO High Yield Bond           0.50%        0.25%(2)     0.75%          |
|  PIMCO StocksPLUS Growth                                                  |
|    and Income                    0.40%        0.25%        0.65%          |
|---------------------------------------------------------------------------|

 (1)PIMCO has agreed to waive some or all of its other expenses, subject to potential future reimbursement, to the extent that total expenses for the PIMCO High Yield Bond portfolio and PIMCO StocksPLUS Growth and Income portfolio would exceed 0.75% and 0.65%, respectively, due to payment by the portfolios of their pro rata portion of Trustees' fees. Without this agreement, and based on current estimates, total expenses would be 0.81% for PIMCO High Yield Bond portfolio and 0.72% for the PIMCO StockPLUS Growth and Income portfolio.
 (2)Since the PIMCO High Yield Bond portfolio commenced operations on April 30, 1998, other expenses as shown has been annualized for the year ended December 31, 1998.

The purpose of the foregoing tables is to help you understand the various costs and expenses that you will bear directly and indirectly. See the prospectuses of the GCG Trust and the PIMCO
Trust for additional information on portfolio expenses.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the examples below.

EXAMPLES:
In the following examples, surrender charges may apply if you choose to annuitize within the first 7 contract years. The examples also assume election of the Annual Ratchet Enhanced Death Benefit and are based on an assumed 5% annual return.

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses for each $1,000 invested:

______________________________________________________________________
     THE GCG TRUST          1 YEAR     3 YEARS     5 YEARS    10 YEARS
     Liquid Asset            $90.63     $113.70     $139.32    $235.53
     Limited Maturity Bond   $90.73     $114.00     $139.83    $236.58
     Global Fixed Income     $100.73    $143.98     $189.69    $335.45
     Total Return            $94.44     $125.20     $158.58    $274.41
     Equity Income           $94.54     $125.50     $159.08    $275.41
     Fully Managed           $94.54     $125.50     $159.08    $275.41
     Rising Dividends        $94.54     $125.50     $159.08    $275.41
     Growth & Income         $95.54     $128.51     $164.08    $185.37
     Growth                  $95.64     $125.80     $164.58    $286.36
     Value Equity            $94.54     $125.50     $159.08    $275.41
     Research                $94.14     $124.30     $157.07    $271.40
     Strategic Equity        $94.64     $125.80     $159.58    $276.41
     Capital Appreciation    $94.54     $125.50     $159.08    $275.41
     Mid-Cap Growth          $94.24     $124.60     $157.57    $272.40
     Small Cap               $94.64     $125.80     $159.58    $276.41
     Real Estate             $94.64     $125.80     $159.58    $276.41
     Hard Assets             $94.74     $126.10     $160.08    $277.41
     Managed Global          $97.34     $133.89     $173.03    $303.03
     Developing World        $103.01    $150.74     $200.80    $356.70
     Emerging Markets        $103.01    $150.74     $200.80    $356.70
     All-Growth(1)           $94.64     $125.80     $159.58    $276.41
     Growth Opportunities(1) $96.24     $130.60     $167.57    $292.28
     THE PIMCO TRUST
     PIMCO High Yield Bond   $92.23     $118.56     $147.47    $252.10
     PIMCO StocksPLUS Growth
      and Income             $91.23     $115.52     $142.38    $241.78
     __________________________________
     (1)As of May 1, 1999, we no longer offer the All-Growth and Growth Opportunities portfolios.

If you do not surrender your Contract or if you annuitize on the annuity start date, you would pay the following expenses for each $1,000 invested:

______________________________________________________________________
     THE GCG TRUST          1 YEAR     3 YEARS     5 YEARS    10 YEARS
     Liquid Asset            $20.63     $63.70      $109.32    $235.53
     Limited Maturity Bond   $20.73     $64.00      $109.83    $236.58
     Global Fixed Income     $30.73     $93.98      $159.69    $335.45
     Total Return            $24.44     $75.20      $128.58    $274.41
     Equity Income           $24.54     $75.50      $129.08    $275.41
     Fully Managed           $24.54     $75.50      $129.08    $275.41
     Rising Dividends        $24.54     $75.50      $129.08    $275.41
     Growth & Income         $25.54     $78.51      $134.08    $185.37
     Growth                  $25.64     $78.80      $134.58    $286.66
     Value Equity            $24.54     $75.50      $129.08    $275.41
     Research                $24.14     $74.30      $127.07    $271.40
     Strategic Equity        $24.64     $75.80      $129.58    $276.41
     Capital Appreciation    $24.54     $75.50      $129.08    $275.41
     Mid-Cap Growth          $24.24     $74.60      $127.57    $272.40
     Small Cap               $24.64     $75.80      $129.58    $276.41
     Real Estate             $24.64     $75.80      $129.58    $276.41
     Hard Assets             $24.74     $76.10      $130.08    $277.41
     Managed Global          $27.34     $83.89      $143.03    $303.03
     Developing World        $33.01     $100.74     $170.80    $356.70
     Emerging Markets        $33.01     $100.74     $170.80    $356.70
     All-Growth(1)           $24.64     $75.80      $129.58    $276.41
     Growth Opportunities(1) $26.24     $80.60      $137.57    $292.28
     THE PIMCO TRUST
     PIMCO High Yield Bond   $22.23     $68.56      $117.47    $252.10
     PIMCO StocksPLUS Growth
      and Income             $21.23     $65.52      $112.38    $241.78
     __________________________________
     (1)As of May 1, 1999, we no longer offer the All-Growth and Growth Opportunities portfolios.

The examples above reflect the annual administrative charge as an annual charge of 0.04% of assets (based on an average contract value of $70,000). If the Standard Death Benefit is elected instead of the Annual Ratchet Enhanced Death Benefit used in the examples, the actual expenses will be less than those represented in the examples.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN SUBJECT TO THE TERMS OF YOUR CONTRACT.


[Shaded Section Header]
----------------------------------------------------------------------
                       PERFORMANCE INFORMATION
----------------------------------------------------------------------

ACCUMULATION UNIT
We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account NY-B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

THE NET INVESTMENT FACTOR
The Net Investment Factor is an index number which reflects charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated as follows:

    (1)We take the net asset value of the subaccount at the end of each business day.

    (2)We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

    (3)We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

    (4)We then subtract the applicable daily mortality and expense risk charge and the daily asset-based administrative charge from each subaccount.

Calculations for the subaccounts are made on a per share basis.

CONDENSED FINANCIAL INFORMATION
Tables containing (i) the accumulation unit value history of each subaccount of First Golden Separate Account NY-B offered this prospectus and (ii) the total investment value history of each such subaccount are presented in Appendix A - Condensed Financial
Information.

FINANCIAL STATEMENTS
The audited financial statements of Separate Account NY-B for the years ended December 31, 1998 and 1997 are included in the Statement of Additional Information. The audited financial statements of First Golden for the years ended December 31, 1998, 1997 and the period December 17, 1996 (commencement of operations) through December 31, 1996 are included in this prospectus.

PERFORMANCE INFORMATION
From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate
Account NY-B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Asset subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long the subaccount of Separate Account NY-B has been in existence. We may show other total returns for periods less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account NY-B, assuming an investment at the beginning of the period, withdrawal of the investment at the end of the period, and the deduction of all applicable portfolio and contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the mutual fund investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account NY-B. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

Current yield for the Liquid Asset subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Asset subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

[Shaded Section Header]
----------------------------------------------------------------------
         FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
----------------------------------------------------------------------

First Golden American Life Insurance Company of New York is a New York stock life insurance company. First Golden is a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American"). Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"). Equitable of Iowa is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company with approximately $461.8 billion in assets as of December 31, 1998. First Golden's financial statements appear in this prospectus. First Golden is authorized to do business in Delaware and New York.

Equitable of Iowa is the holding company for Golden American, Directed Services, Inc., the investment manager of the GCG Trust and the distribution of the Contracts, and other interests. Equitable of Iowa and another ING affiliate own ING Investment Management, LLC, a portfolio manager of the GCG Trust. ING also owns Baring International Investment Limited, another portfolio manager of the GCG Trust.

Our principal office is located at 230 Park Avenue, Suite 966, New York, New York 10169.

[Shaded Section Header]
----------------------------------------------------------------------
                             THE TRUSTS
----------------------------------------------------------------------
The GCG Trust is a mutual fund whose shares are available to separate accounts funding variable annuity and variable life insurance policies offered by First Golden. The GCG Trust also sells its shares to separate accounts of other insurance companies, both affiliated and not affiliated with First Golden. Pending SEC approval, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans.

The PIMCO Trust is also a mutual fund whose shares are available to separate accounts of insurance companies, including First Golden, for both variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The principal address of the PIMCO Trust is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts conflict, we, the Boards of Trustees of the GCG Trust and the PIMCO Trust, Directed Services, Inc., Pacific Investment Management Company and any other insurance companies participating in the Trusts will monitor events to identify and resolve any material conflicts that may arise.

YOU WILL FIND COMPLETE INFORMATION ABOUT THE GCG TRUST AND THE PIMCO TRUST IN THE ACCOMPANYING TRUSTS' PROSPECTUSES. YOU SHOULD READ THEM CAREFULLY BEFORE INVESTING.

[Shaded Section Header]
----------------------------------------------------------------------
                  FIRST GOLDEN SEPARATE ACCOUNT NY-B
----------------------------------------------------------------------

First Golden Separate Account NY-B ("Account NY-B") was established as a separate account of First Golden on June 13, 1996. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Account NY-B is a separate investment account used for our variable annuity contracts. We own all the assets in Account NY-B but such assets are kept separate from our other accounts.

Account NY-B is divided in subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of the GCG Trust and the PIMCO Trust. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Account NY-B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Account NY-B. If the assets in Account NY-B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.
We currently offer other variable annuity contracts that invest in Account NY-B but are not discussed in this prospectus. Account NY-B may also invest in other investment portfolios which are not available under your Contract.

[Shaded Section Header]
----------------------------------------------------------------------
                      THE INVESTMENT PORTFOLIOS
----------------------------------------------------------------------

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios listed below. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT PORTFOLIOS AND MAY LOSE YOUR PRINCIPAL.

INVESTMENT OBJECTIVES
The investment objective of each investment portfolio is set forth below. You should understand that there is no guarantee that any portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio managers anticipate changing economic and market conditions. MORE DETAILED INFORMATION ABOUT THE INVESTMENT PORTFOLIOS CAN BE FOUND IN THE PROSPECTUSES FOR THE GCG TRUST AND THE PIMCO TRUST. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING.

[Shaded Table Header]
INVESTMENT PORTFOLIO           INVESTMENT OBJECTIVE
------------------------------------------------------------------------

 Liquid Asset       Seeks high level of current income consistent with
                    the preservation of capital and liquidity.
                    Invests primarily in obligations of the U.S.
                    Government and its agencies and
                    instrumentalities, bank obligations,
                    commercial paper and short-term corporate debt
                    securities.  All securities will mature in
                    less than one year.
                    ----------------------------------------------------

 Limited Maturity   Seeks highest current income consistent with
   Bond             low risk to principal and liquidity.
                    Also seeks to enhance its total return through capital
                    appreciation when market factors, such as
                    falling interest rates and rising bond prices,
                    indicate that capital appreciation may be
                    available without significant risk to principal.
                    Invests primarily in diversified limited maturity debt
                    securities with average maturity dates of five
                    years or shorter and in no cases more than
                    seven years.
                    ----------------------------------------------------
 Global Fixed       Seeks high total return.
   Income           Invests primarily in high-grade fixed income
                    securities, both foreign and domestic.
                    ----------------------------------------------------
 Total Return       Seeks above-average income (compared to a portfolio
                    entirely invested in equity securities)
                    consistent with the prudent employment of capital.
                    Invests primarily in a combination of equity
                    and fixed income securities.
                    ----------------------------------------------------
 Equity Income      Seeks substantial dividend income as well as long-
                    term growth of capital.
                    Invests primarily in common stocks of well-
                    established companies paying above-average
                    dividends.
                    ----------------------------------------------------
 Fully Managed      Seeks, over the long term, a high total investment
                    return consistent with the preservation of
                    capital and with prudent investment risk.
                    Invests primarily in the common stocks of
                    established companies believed by the
                    portfolio manager to have above-average
                    potential for capital growth.
                    ----------------------------------------------------
 Rising Dividends   Seeks capital appreciation.  A secondary
                    objective is dividend income.
                    Invests in equity securities that meet the
                    following quality criteria: regular dividend
                    increases; 35% of earnings reinvested
                    annually; and a credit rating of "A" to "AAA".
                    ----------------------------------------------------
 Growth & Income    Seeks long-term total return.
                    Invests primarily in common stocks of
                    companies where the potential for change
                    (earnings acceleration) is significant.
                    ----------------------------------------------------
 Growth             Seeks capital appreciation.
                    Invests primarily in common stocks of growth companies
                    that have favorable relationships between price/earnings
                    ratios and growth rates in sectors offering the
                    potential for above-average returns.
                    ----------------------------------------------------
 Value Equity       Seeks capital appreciation.  Dividend income
                    is a secondary objective.
                    Invests primarily in common stocks of domestic
                    and foreign issuers which meet quantitative
                    standards relating to financial soundness and
                    high intrinsic value relative to price.
                    ----------------------------------------------------
 Research           Seeks long-term growth of capital and future income.
                    Invests primarily in common stocks or
                    securities convertible into common stocks of
                    companies believed to have better than average
                    prospects for long-term growth.
                    ----------------------------------------------------
 Strategic Equity   Seeks capital appreciation.
                    Invests primarily in common stocks of medium-
                    and small-sized companies.
                    ----------------------------------------------------
 Capital            Seeks long-term capital growth.
  Appreciation      Invests primarily in equity securities
                    believed by the portfolio manager to be
                    undervalued.
                    ----------------------------------------------------
 Mid-Cap Growth     Seeks long-term growth of capital.
                    Invests primarily in equity securities of
                    companies with medium market capitalization
                    which the portfolio manager believes have
                    above-average growth potential.
                    ----------------------------------------------------
 Small Cap          Seeks long-term capital appreciation.
                    Invests primarily in equity securities of
                    companies that have a total market
                    capitalization within the range of companies
                    in the Russell 2000 Growth Index or the
                    Standard & Poor's Small-Cap 600 Index.
                    ----------------------------------------------------

 Real Estate        Seeks capital appreciation.  Current income is a
                    secondary objective.
                    Invests primarily in publicly traded real
                    estate equity securities.
                    ----------------------------------------------------
 Hard Assets        Seeks long-term capital appreciation.
                    Invests primarily in hard asset securities.
                    Hard asset companies produce a commodity which
                    the portfolio manager is able to price on a
                    daily or weekly  basis.
                    ----------------------------------------------------
 Managed Global     Seeks capital appreciation.  Current income is
                    only an incidental consideration.
                    Invests primarily in common stocks traded in
                    securities markets throughout the world.
                    ----------------------------------------------------
 Developing World   Seeks capital appreciation.
                    Invests primarily in equity securities of
                    companies in developing or emerging countries.
                    ----------------------------------------------------
 Emerging Markets   Seeks long-term capital appreciation.
                    Invests primarily in equity securities of
                    companies in at least six different emerging
                    market countries.
                    ----------------------------------------------------
 PIMCO High Yield   Seeks to maximize total return, consistent with
  Bond              preservation of capital and
                    prudent investment management.
                    Invests in at least 65% of its assets in a diversified
                    portfolio of junk bonds rated at least B by
                    Moody's Investor Services, Inc. or Standard &
                    Poor's or, if unrated, determined by the
                    portfolio manager to be of comparable quality.
                    ----------------------------------------------------
 PIMCO StocksPLUS   Seeks to achieve a total return which exceeds
 Growth and Income  the total return performance of the S&P 500.
                    Invests primarily in common stocks, options, futures,
                    options on futures and swaps.
                    ----------------------------------------------------

As of May 1, 1999, we no longer offer the following two portfolios:
   All-Growth       Seeks capital appreciation.
                    Invests primarily in growth securities of
                    middle-range capitalization companies.
                    ----------------------------------------------------
 Growth             Seeks capital appreciation.
  Opportunities     Invests primarily in equity securities of
                    domestic companies emphasizing companies with
                    market capitalizations of $1 billion or more.
                    ----------------------------------------------------

INVESTMENT PORTFOLIO MANAGEMENT FEES
Directed Services, Inc. serves as the overall manager of the GCG Trust and Pacific Investment Management Company ("PIMCO") serves as the overall adviser of the PIMCO Trust. Directed Services, Inc. and PIMCO provide or procure, at their own expense, the services necessary for the operation of the portfolios. See the cover page of this prospectus for the names of the corresponding portfolio managers. Directed Services, Inc. and PIMCO do not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

The GCG Trust pays Directed Services for its services a monthly fee based on the annual rates of the average daily net assets of the investment portfolios. Directed Services (and not the GCG Trust) in turn pays each portfolio manager a monthly fee for managing the assets of the portfolios.

The PIMCO Trust pays PIMCO a monthly advisory fee and a monthly administrative fee of 0.25% based on the average daily net assets of each of the investment portfolios for managing the assets of the portfolios and for administering the PIMCO Trust.

More detailed information about each portfolio's management fees can be found in the prospectuses each Trust. You should read these prospectuses before investing.

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                    THE FIXED INTEREST ALLOCATION
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You may allocate premium payments and transfer your contract value to the guaranteed interest periods of our Fixed Account at any time during the accumulation period. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We currently offer guaranteed interest periods of 1, 3, 5, 7 and 10 years, although we may not offer all these periods in the future. You may select one or more guaranteed interest periods at any one time. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A market value adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. YOU BEAR THE RISK THAT YOU MAY RECEIVE LESS THAN YOUR PRINCIPAL IF WE APPLY A MARKET VALUE ADJUSTMENT.

Assets supporting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customer, contract owners and other creditors. Interests under your Contract relating to the Fixed Account are registered under the Securities Act of 1933, but the Fixed Account is not registered under the 1940 Act.

SELECTING A GUARANTEED INTEREST PERIOD
You may select one or more Fixed Interest Allocations with specified guaranteed interest periods. A guaranteed interest period is the period that a rate of interest is guaranteed to be credited to your Fixed Interest Allocation. We may at any time decrease or increase the number of guaranteed interest periods offered.

Your contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals (including any Market Value Adjustment applied to such withdrawals), transfers or other charges we may impose. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of contract value. We will credit interest daily at a rate, which yields the quoted guaranteed interest rate.

GUARANTEED INTEREST RATES
Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you hold it until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. The determination may be influenced by the interest rates on fixed income investments in which we may invest with the amounts we receive under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities (i.e., rated by Standard & Poor's rating system to be suitable for prudent investors) although we are not obligated to invest according to any particular strategy, except as may be required by applicable law. You will have no direct or indirect interest in these investments. We will also consider other factors in determining the guaranteed interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates but no Fixed Interest Allocation will ever have a guaranteed interest rate of less than 3% per year.

We may from time to time at our discretion offer interest rate specials for new premiums that are higher than the current base interest rate then offered. Renewal rates for such rate specials will be based on the base interest rate and not on the special rates initially declared.

TRANSFERS FROM A FIXED INTEREST ALLOCATION
You may transfer your contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of Account NY-B.
Unless you tell us the Fixed Interest Allocations from which such transfers will be made, we will transfer amounts from your Fixed Interest Allocations starting with the guaranteed interest period nearest its maturity date, until we have honored your transfer request.

The minimum amount that you can transfer to or from any Fixed Interest Allocation is $250. If a transfer request would reduce the contract value remaining in a Fixed Interest Allocation to less than $100, we will treat such transfer request as a request to transfer the entire contract value in such Fixed Interest Allocation. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation offered only with dollar cost averaging, cancelling dollar cost averaging will cause a transfer of the entire contract value in such Fixed Interest Allocation to the Liquid Asset subaccount, and such a transfer is subject to a Market Value Adjustment.

On the maturity date of a guaranteed interest period, you may transfer amounts from the applicable Fixed Interest Allocation to the subaccount(s) and/or to new Fixed Interest Allocations with guaranteed interest periods of any length we are offering at that time. You may not, however, transfer amounts to any Fixed Interest Allocation with a guaranteed interest period that extends beyond the annuity start date.

At least 30 calendar days before a maturity date of any of your Fixed Interest Allocations, or earlier if required by state law, we will send you a notice of the guaranteed interest periods that are available. You must notify us which subaccounts or new guaranteed interest periods you have selected before the maturity date of your Fixed Interest Allocations. If we do not receive timely instructions from you, we will transfer the contract value in the maturing Fixed Interest Allocation to a new Fixed Interest Allocation with a guaranteed interest period that is the same as the expiring guaranteed interest period. If such guaranteed interest period is not available or would go beyond the annuity start date, we will transfer your contract value in the maturing Fixed Interest Allocation to the next shortest guaranteed interest period which does not go beyond the annuity start date. If no such guaranteed interest period is available, we will transfer the contract value to a subaccount specially designated by the Company for such purpose. Currently we use the Liquid Asset subaccount for such purpose.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION
During the accumulation phase, you may withdraw a portion of your contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. Systematic withdrawals from a Fixed Interest Allocation are not permitted if such Fixed Interest Allocation is currently participating in the dollar cost averaging program. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and, in some cases, a surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax.

If you tell us the Fixed Interest Allocation from which your withdrawal will be made, we will assess the withdrawal against that Fixed Interest Allocation. If you do not, we will assess your withdrawal against the subaccounts in which you invested, unless the withdrawal exceeds the contract value in the subaccounts. If there is no contract value in those subaccounts, we will deduct your withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request.

MARKET VALUE ADJUSTMENT
We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date. A Market Value Adjustment may decrease, increase or have no effect on your contract value.

We determine the Market Value Adjustment by multiplying the amount you withdraw, transfer or apply to an income plan by the following factor:

                    (   1+I   )N/365
                    (---------)         -1
                    (1+J+.0025)

Where,

    o "I" is the Index Rate for a Fixed Interest Allocation on the first day of the guaranteed interest period;

    o "J" is the Index Rate for a new Fixed Interest Allocation with a guaranteed interest period equal to the time remaining in the guaranteed interest period, at the time of calculation; and

    o "N" is the remaining number of days in the guaranteed interest period at the time of calculation.

The Index Rate is the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for a period equal to the applicable guaranteed interest period. The average currently is based on the period starting from the 22nd day of the calendar month two months prior to the month of the Index Rate determination and ending the 21st day of the calendar month immediately before the month of determination. We currently calculate the Index Rate once each calendar month but have the right to calculate it more frequently. The Index Rate will always be based on a period of at least 28 days. If the Ask Yields are no longer available, we will determine the Index Rate by using a suitable and approved, if required, replacement method.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

Several examples which illustrate how the Market Value Adjustment works are included in Appendix B.

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                        THE ANNUITY CONTRACT
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The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the GCG Trust and the PIMCO Trust funded by Account NY-
B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account.

CONTRACT DATE AND CONTRACT YEAR
The date the Contract became effective is the contract date.
Each 12-month period following the contract date is a contract year.

ANNUITY START DATE
The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

CONTRACT OWNER
You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the income phase begins, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the income phase begins, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, this will be treated as a change of contract owner for determining the death benefit. If no beneficial owner of the Trust has been designated, the availability of enhanced death benefits will be based on the age of the annuitant at the time you purchase the Contract.

  JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect.
Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner. The age of the older owner will determine the applicable death benefit if Enhanced Death Benefits are available for multiple owners.

ANNUITANT
The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. If the annuitant dies before the annuity start date, and a contingent annuitant has been named, the contingent annuitant becomes the annuitant (unless the contract owner is not an individual, in which case the death benefit becomes payable).

If there is no contingent annuitant when the annuitant dies before the annuity start date, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant.

If there is no contingent annuitant when the annuitant dies before the annuity start date and the contract owner is not an individual, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax advisor for more information if you are not an individual.

BENEFICIARY
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds and who becomes the successor contract owner if the contract owner (or the annuitant if the contract owner is other than an individual) dies before the annuity start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, the death benefit proceeds are paid to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.

  CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the beneficiary. All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

PURCHASE AND AVAILABILITY OF THE CONTRACT
We will issue a Contract only if both the annuitant and the contract owner are not older than age 85.

The initial premium payment must be $10,000 or more ($1,500 for qualified Contracts). You may make additional payments of $500 or more ($250 for qualified Contracts) at any time after the free look period before you turn age 85. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

CREDITING OF PREMIUM PAYMENTS
We will allocate your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. Subsequent premium payments will be credited to a Contract within 1 business day if they are received in good order. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain premium payments for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed. Once the completed application is received, we will allocate the payment to the subaccounts and/or Fixed Interest Allocations specified by you within 2 business days. We will make inquiry to discover any missing information related to subsequent payments. For any subsequent premium payments, the payment will be credited at the accumulation unit value next determined after receipt of your premium payment.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Account NY-B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

We may require that an initial premium designated for a subaccount of Account NY-B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Liquid Asset subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

CONTRACT VALUE
We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (a) the contract value in the Fixed Interest Allocations, and (b) the contract value in each subaccount in which you are invested.

  CONTRACT VALUE IN FIXED INTEREST ALLOCATIONS. The contract value in your Fixed Interest Allocations is the sum of premium payments allocated to the Fixed Interest Allocations under the Contract, plus contract value transferred to the Fixed Interest Allocations, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such withdrawals), contract fees, and premium taxes.

  CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium not allocated to a Fixed Interest Allocation will be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Asset subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

    (1)We take the contract value in the subaccount at the end of the preceding business day.

    (2)We multiply (1) by the subaccount's Net Investment Factor since the preceding business day.

    (3)We add (1) and (2).

    (4)We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount.

    (5)We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

CASH SURRENDER VALUE
The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market
Value Adjustment. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we adjust for any Market Value Adjustment, then we deduct any surrender charge, any charge for premium taxes, and any other charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. We will determine and pay the cash surrender value at the price determined after receipt of your request. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Asset subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax advisor regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax
Considerations" for more details.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments.

We also reserve the right to: (i) deregister Account NY-B under the 1940 Act; (ii) operate Account NY-B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Account NY-B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Account NY-B; and (v) combine Account NY-B with other accounts.

We will, of course, provide you with written notice before any of these changes are effected.

THE FIXED ACCOUNT
The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See "The Fixed Interest Allocations" for more information.

OTHER CONTRACTS
We offer other variable annuity contracts that also invest in the same portfolios of the Trusts. These contracts have different charges that could effect their performance, and many offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

OTHER IMPORTANT PROVISIONS
See "Withdrawals," "Transfers Among Your Investments," "Death Benefit Choices," "Charges and Fees," "The Annuity Options" and "Other
Contract Provisions" in this prospectus for information on other important provisions in your Contract.

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                             WITHDRAWALS
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Any time during the accumulation phase and before the death of the annuitant, you may withdraw all or part of your money. Keep in mind that if you request a withdrawal for more than 90% of the cash surrender value, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount in any contract year is 15% of your contract value on the date of withdrawal less any withdrawals during that contract year.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Asset subaccount) prior to processing the withdrawal. This transfer will not effect the withdrawal amount you receive.
We offer the following three withdrawal options:

REGULAR WITHDRAWALS
After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $1,000. We will apply a Market Value Adjustment to any regular withdrawal from a Fixed Interest Allocation that is taken more than 30 days before its maturity date.

SYSTEMATIC WITHDRAWALS
You may choose to receive automatic systematic withdrawals on a monthly, quarterly, or annual basis from the contract value in the subaccounts in which you are invested or from your Fixed Interest Allocations. You may elect payments to start as early as 28 days after the contract date. You choose the date on which the withdrawals will be made but this date cannot be later than the 28th day of the month. If you do not choose a date, we will make the withdrawals on the same calendar day of each month as the contract date. Each withdrawal payment must be at least $100.

The amount of your withdrawal can either be a (i) fixed dollar amount, or (ii) an amount based on a percentage of the contract value from the subaccounts in which you are invested. Both options are subject to the following maximums:

                    FREQUENCY     MAXIMUM PERCENTAGE
                    Monthly            1.25%
                    Quarterly          3.75%
                    Annually          15.00%

If you select a fixed dollar amount and the amount to be systematically withdrawn would exceed the applicable maximum percentage of your contract value on the withdrawal date, we will reduce the amount withdrawn so that it equals such percentage. If you select a percentage and the amount to be systematically withdrawn based on that percentage would be less than the minimum of $100, we will increase the amount to $100 provided it does not exceed the maximum percentage. If it is below the maximum percentage we will send the $100. If it is above the maximum percentage we will send the amount and then cancel the option.

Systematic withdrawals from Fixed Interest Allocations are limited to interest earnings during the prior month, quarter, or year, depending on the frequency you choose. Systematic withdrawals are not subject to a Market Value Adjustment unless you choose the fixed payment option discussed below and the payments exceed your interest earnings. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may choose an option available under our systematic withdrawal program that will allow you to receive systematic payments in fixed amounts. Under this option, you choose the amount of the fixed systematic withdrawal which may total up to 15% of your cumulative premium payments, or in amounts calculated to satisfy Section 72(q) or 72(t) of the Tax Code. Since the amount of the systematic fixed payment under this option may exceed the Free Withdrawal Amount, (i) a surrender charge would apply to the extent the systematic payment exceeds the Free Withdrawal Amount, and (ii) a Market Value Adjustment would apply to the extent the systematic payment exceeds interest earnings on your Fixed Interest Allocations. Under this option, we apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than the systematic payment) so that the amount of your systematic withdrawals remain the amount you requested.

Subject to the above, you may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.
You may elect to have this option commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal. You may not elect this if you are taking IRA withdrawals. Regular IRA distributions in excess of maximum systematic withdrawals may be subject to a surrender charge.

IRA WITHDRAWALS
If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by Federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by Federal tax law, distributions adequate to satisfy the requirements imposed by Federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the Statement of Additional Information. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment.

CONSULT YOUR TAX ADVISOR REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

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                  TRANSFERS AMONG YOUR INVESTMENTS
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You may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations at the end of the free look period until the annuity start date. We currently do not charge you for transfers made during a contract year, but reserve the right to charge $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgement or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date unless the transfer is made under the dollar cost averaging program.

Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation.

To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Account NY-B and the Company will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We require personal identifying information to process a request for transfer made over the telephone.

DOLLAR COST AVERAGING
You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in the (i) Limited Maturity Bond subaccount or the Liquid Asset subaccount, or (ii) a Fixed Interest Allocation with a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocation serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and less units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the Limited Maturity Bond subaccount, the Liquid Asset subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 12. You may change the transfer amount once each contract year.

Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date. A Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING
If you have at least $10,000 of contract value invested in the subaccounts of Account NY-B, you may elect to have your investments in the subaccounts automatically rebalanced. We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

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                        DEATH BENEFIT CHOICES
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DEATH BENEFIT DURING THE ACCUMULATION PHASE
During the accumulation phase, a death benefit is payable when either the annuitant (when contract owner is not an individual), the contract owner or the first of joint owners dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit value is calculated at the close of the business day on which we receive proof of death at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of death, the amount of the benefit payable in the future may be affected. The proceeds may be received in a single sum or applied to any of the annuity options. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment.

You may choose from the following 2 death benefit choices: (1) the Standard Death Benefit Option; and (2) the Annual Ratchet Enhanced Death Benefit Option. Once you choose a death benefit, it cannot be changed. We may in the future stop or suspend offering any of the enhanced death benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the guaranteed death benefit.

  STANDARD DEATH BENEFIT. You will automatically receive the Standard Death Benefit unless you choose the Annual Ratchet Enhanced Death Benefit. The Standard Death Benefit under the Contract is the greatest of (i) your contract value; (ii) total premium payments less any withdrawals; and (iii) the cash surrender value.

  ANNUAL RATCHET ENHANCED DEATH BENEFIT. The Annual Ratchet Enhanced Death Benefit under the Contract is the greatest of (i) the contract value; (ii) total premium payments less any withdrawals; (iii) the cash surrender value; and (iv) the enhanced death benefit as calculated below.
|--------------------------------------------------------------------|
|                                                                    |
|           HOW THE ENHANCED DEATH BENEFIT IS CALCULATED             |
|           FOR THE ANNUAL RATCHET ENHANCED DEATH BENEFIT            |
|                                                                    |
|--------------------------------------------------------------------|
|   On each contract anniversary that occurs on or before the        |
|    contract owner turns age 80, we compare the prior enhanced      |
|    death benefit to the contract value and select the larger       |
|    amount as the new enhanced death benefit.                       |
|    On all other days, the enhanced death benefit is the amount     |
|    determined below.  We first take the enhanced death benefit     |
|    from the preceding day (which would be the initial premium if   |
|    the valuation date is the contract date) and then we add        |
|    additional premiums paid since the preceding day, then we       |
|    subtract any withdrawals (including any Market Value            |
|    Adjustment applied to such withdrawals) since the preceding     |
|    day, then we subtract any associated surrender charges.  That   |
|    amount becomes the new enhanced death benefit.                  |
|--------------------------------------------------------------------|

The Annual Ratchet Enhanced Death Benefit is available only at the time you purchase your Contract and only if the contract owner or annuitant (when the contract owner is other than an individual) is not more than 79 years old at the time of purchase. The Annual Ratchet Enhanced Death Benefit may not be available where a Contract is held by joint owners.

DEATH BENEFIT DURING THE INCOME PHASE
If any contract owner or the annuitant dies after the annuity start date, the Company will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

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                          CHARGES AND FEES
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We deduct the charges described below to cover our cost and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administrating the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a charge will not always correspond to the actual costs associated. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, we may use such profits to finance the distribution of contracts.

CHARGE DEDUCTION SUBACCOUNT
You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Liquid Asset subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, the charges will be deducted as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE
We deduct the following charges from your contract value:

 SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 7-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment. This charge is intended to cover sales expenses that we have incurred. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

     COMPLETE YEARS ELAPSED       0  | 1  | 2  | 3  | 4  | 5  | 6  | 7+
      SINCE PREMIUM PAYMENT          |    |    |    |    |    |    |
     SURRENDER CHARGE             7% | 6% | 5% | 4% | 3% | 2% | 1% | 0%

  FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount in any contract year is 15% of your contract value on the date of withdrawal less any withdrawals during that contract year.

  SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed
Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN
30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT.

For the purpose of calculating the surrender charge for an excess withdrawal: a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix
C. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

  PREMIUM TAXES. We may make a charge for state and local premium taxes depending on the contract owner's state of residence. The tax can range from 0% to 3.5% of the premium. We have the right to change this amount to conform with changes in the law or if the contract owner changes state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it on surrender of the Contract, on excess withdrawals or on the annuity start date.

  ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary, or if you surrender your Contract prior to a Contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $30 per Contract. This charge is waived if you have a contract value exceeding $100,000 at the end of a contract year or the sum of the premiums paid equals or exceeds $100,000. We deduct the charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

  TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. If such a charge is assessed, we would deduct the charge from the subaccounts and the Fixed Interest Allocations from which each such transfer is made in proportion to the amount being transferred from each such subaccount and Fixed Interest Allocation unless you have chosen to have all charges deducted from a single subaccount. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose.

CHARGES DEDUCTED FROM THE SUBACCOUNTS
  MORTALITY AND EXPENSE RISK CHARGE. The amount of the mortality and expense risk charge depends on the death benefit you have elected. If you have elected the Standard Death Benefit, the charge, on an annual basis, is equal to 1.10% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .003030% for each day since the previous business day. If you have elected the Annual Ratchet Enhanced Death Benefit, the charge, on an annual basis, is equal to 1.25% of the assets you have in each subaccount. The charge is deducted each business day at the rate of
 .003446% for each day since the previous business day.

  ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily charge from the assets in each subaccount to compensate us for a portion of the administrative expenses under the Contract. The daily charge is at a rate of .000411% (equivalent to an annual rate of 0.15%) on the assets in each subaccount.

TRUST EXPENSES
There are fees and charges deducted from each investment portfolio of the Trusts. Please read the respective Trust prospectus for details.

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                         THE ANNUITY OPTIONS
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ANNUITIZATION OF YOUR CONTRACT
If the annuitant and contract owner are living on the annuity start date, we will begin making payments to the contract owner under an income plan. We will make these payments under the annuity option chosen. You may change annuity option by making a written request to us at least 30 days before the annuity start date. The amount of the payments will be determined by applying your contract value adjusted for any applicable Market Value Adjustment on the annuity start date in accordance with the annuity option you chose.

You may also elect an annuity option on surrender of the Contract for its cash surrender value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the annuity start date. If, at the time of the contract owner's death or the annuitant's death (if the contract owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the contract value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.

Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Some fixed annuity options provide fixed payments either for a specified period of time or for the life of the annuitant. The amount of life income payments will depend on the form and duration of payments you chose, the age of the annuitant or beneficiary (and gender, where appropriate), the total contract value applied to purchase a Fixed Interest Allocation, and the applicable payment rate.

Our approval is needed for any option where:

    (1)The person named to receive payment is other than the contract owner or beneficiary;

    (2)The person named is not a natural person, such as a corporation; or

    (3)Any income payment would be less than the minimum annuity income payment allowed.

SELECTING THE ANNUITY START DATE
You select the date on which the annuity payments commence. The annuity start date must be at least 5 years from the contract date but before the month immediately following the annuitant's 90th birthday. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. See "Federal Tax Considerations" and the Statement of Additional Information. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2 or, in some cases, retire. Distributions may be made through annuitization or withdrawals. Consult your tax advisor.

FREQUENCY OF ANNUITY PAYMENTS
You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITY OPTIONS
We offer the 4 annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable. For a fixed annuity option, the contract value in the subaccounts is transferred to the Company's general account.

  OPTION 1. INCOME FOR A FIXED PERIOD. Under this option, we make monthly payments in equal installments for a fixed number of years based on the contract value on the annuity start date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the cash surrender value or contract value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the contract owner reaches age 59 1/2.

  OPTION 2. INCOME FOR LIFE WITH A PERIOD CERTAIN. Payment is made for the life of the annuitant in equal monthly installments and guaranteed for at least a period certain such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person's age on his or her last birthday before the annuity start date. Amounts for ages not shown in the Contract are available if you ask for them.

  OPTION 3. JOINT LIFE INCOME. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the contract owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available if you ask for them.

  OPTION 4. ANNUITY PLAN. The contract value can be applied to any other annuitization plan that we choose to offer on the annuity start date.

PAYMENT WHEN NAMED PERSON DIES
When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and First Golden. The amounts we will pay are determined as follows:

    (1)For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for Option 1 and 3.50% for Option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2 if such payments were not based on the tables in the Contract.

    (2)For Option 3, no amounts are payable after both named persons have died.

    (3)For Option 4, the annuity option agreement will state the amount we will pay, if any.


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                      OTHER CONTRACT PROVISIONS
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REPORTS TO CONTRACT OWNERS
We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. We will also send you copies of any shareholder reports of the investment portfolios in which Account NY-B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS
The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the Securities and Exchange Commission so that the sale of securities held in Account NY-B may not reasonably occur or so that the Company may not reasonably determine the value of Account NY-B's net assets; or (4) during any other period when the Securities and Exchange Commission so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION
If an age or sex given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

ASSIGNING THE CONTRACT AS COLLATERAL
You may assign a non-qualified Contract as collateral security for a loan but understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment may have federal tax consequences. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES  APPLICABLE TAX LAW
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity. You will be given advance notice of such changes.

FREE LOOK
You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, your contract value includes a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid.
We may, in our discretion, require that premiums designated for investment in the subaccounts as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and your request. We determine your contract value at the close of business on the day we receive your written refund request. If you keep your Contract after the free look period, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, we may reduce any surrender, administration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer an alternative or reduced death benefit.

SELLING THE CONTRACT
Directed Services, Inc. is principal underwriter and distributor of the Contract as well as for other contracts issued through Account NY-B and other separate accounts of First Golden and Golden American
Life Insurance Company. We pay Directed Services Inc. for acting as principal underwriter under a distribution agreement, which in turn pays the writing agent. The principal address of Directed Services is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

Directed Services enters into sales agreements with broker-dealers to sell the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. Directed Services receives a maximum of 6.5% commission, and passes through 100% of the commission to the broker-dealer whose registered representative sold the contract.

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                               Underwriter Compensation

 |----------------------------------------------------------------------------|
 |   NAME OF PRINCIPAL     |     AMOUNT OF         |          OTHER           |
 |     UNDERWRITER         | COMMISSION TO BE PAID |      COMPENSATION        |
 |                         |                       |                          |
 | Directed Services, Inc. |   Maximum of 6.5%     |   Reimbursement of any   |
 |                         |   of any initial      | covered expenses incurred|
 |                         |   or additional       |      by registered       |
 |                         |  premium payments     |    representatives in    |
 |                         | except when combined  |     connection with      |
 |                         |   with some annual    |     the distribution     |
 |                         |   trail commissions.  |    of the Contracts.     |
 |----------------------------------------------------------------------------|

Certain sales agreements may provide for a combination of a certain percentage of commission at the time of sale and an annual trail commission (which when combined could exceed 6.5% of total premium payments).

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                          OTHER INFORMATION
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VOTING RIGHTS
We will vote the shares of a Trust owned by Account NY-B according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that subaccount. We will also vote shares we hold in Account NY-B which are not attributable to contract owners in the same proportion.

YEAR 2000 PROBLEM
Like other business organizations and individuals around the world, First Golden and Account NY-B could be adversely affected if the computer systems doing the accounts processing or on which First Golden and/or Account NY-B relies do not properly process and calculate date-related information related to the end of the year 1999. This is commonly known as the Year 2000 (or Y2K) Problem. The management of First Golden is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by its and Account NY-B's major service providers. At this time, however, we cannot guarantee that these steps will be sufficient to avoid any adverse impact on First Golden and Account NY-B.

STATE REGULATION
We are regulated by the Insurance Department of the State of New York. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS
The Company and its parent, like other insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that currently there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Company or Account NY-B.

LEGAL MATTERS
The legal validity of the Contracts was passed on by Myles R. Tashman, Esquire, Executive Vice President, General Counsel and Secretary of First Golden. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

EXPERTS
The audited financial statements of First Golden American Life
Insurance Company of New York and Account NY-B appearing or incorporated by reference in the Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing or incorporated by reference in the Statement of Additional
Information and in
the Registration Statement and are included or incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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                     FEDERAL TAX CONSIDERATIONS
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The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED
The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whom premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS
  DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for the Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Account NY-B, through the subaccounts, will satisfy these diversification requirements.

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give contract owners investment control over Account NY-B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Account NY-B assets supporting the Contract.

  REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

OTHER RULES MAY APPLY TO QUALIFIED CONTRACTS.
The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAX TREATMENT OF ANNUITIES
  IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

TAXATION OF NON-QUALIFIED CONTRACTS
  NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

  WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. The tax treatment of market value adjustments is uncertain. You should consult a tax adviser if you are considering taking a withdrawal from your Contract in circumstances where a market value adjustment would apply.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

  PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a non-qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

    o  made on or after the taxpayer reaches age 59 1/2;

    o  made on or after the death of a contract owner;

    o  attributable to the taxpayer's becoming disabled; or

    o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

  ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

  TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

  TRANSFERS, ASSIGNMENTS, EXCHANGES AND ANNUITY DATES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain dates for commencement of the annuity phase, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

  WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability.
Recipients can generally elect, however, not to have tax withheld from distributions.

  MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and contributions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

  DISTRIBUTIONS. Annuity payments are generally taxed in the same manner as under a non-qualified Contract. When a withdrawal from a qualified Contract occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the contract owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract) to the participant's total accrued benefit balance under the retirement plan. For Qualified Contracts, the investment in the Contract can be zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. For IRAs described in
Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death.

  WITHHOLDING. Distributions from certain qualified plans generally are subject to withholding for the contract owner's federal income tax liability. The withholding rates vary according to the type of distribution and the contract owner's tax status. The contract owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the contract owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Brief descriptions of the various types of qualified retirement plans in connection with a Contract follow. We will endorse the Contract as necessary to conform it to the requirements of such plan.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH
We will not allow any payment of benefits provided under the Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any owner of a non-qualified Contract dies before the annuity start date, the death benefit payable to the beneficiary will be distributed as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or
(b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the Contract or allowed by First Golden will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the date we receive proof of death. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.

If the contract owner dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If the Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner and the surviving joint owner will become the contract owner of the Contract.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS
Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

INDIVIDUAL RETIREMENT ANNUITIES
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

ROTH IRAS
Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

TAX SHELTERED ANNUITIES
Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

ENHANCED DEATH BENEFIT
The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the contract value. The Internal Revenue Service has not ruled whether an Enhanced Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any Code section 401(a) pension or profit-sharing plan or Code section 403(b) tax-sheltered annuity. Employers using the Contract may want to consult their tax adviser regarding such information. Further, the Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

MORE INFORMATION ABOUT FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW
YORK

SELECTED FINANCIAL DATA
The following selected financial data prepared in accordance with generally accepted accounting principles ("GAAP") for First Golden should be read in conjunction with the financial statements and notes thereto included in this Prospectus.

On October 24, 1997, PFHI Holdings, Inc. ("PFHI"), a wholly owned subsidiary of ING Groep N.V. ("ING") and a Delaware corporation, acquired all of the outstanding capital stock of First Golden's ultimate parent, Equitable of Iowa Companies, pursuant to a merger agreement. For financial statement purposes, the change in control of First Golden was accounted for as a purchase effective October 25, 1997. This merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at the merger date. As a result, the GAAP financial data presented below for the period after October 24, 1997, is presented on the Post-Merger new basis of accounting, while the financial statements for October 24, 1997 and prior periods are presented on the Pre-Merger historical cost basis of accounting.

                                                  SELECTED GAAP BASIS
                                                    FINANCIAL DATA
                                                    (IN THOUSANDS)
                                          --------------------------------------------------
                                                 POST-MERGER       |       PRE-MERGER
                                          -------------------------|------------------------
                                                                   |  FOR THE
                                                         FOR THE   |  PERIOD      FOR THE
                                            FOR THE       PERIOD   |JANUARY 1,     PERIOD
                                             YEAR      OCTOBER 25, |   1997     DECEMBER 17,
                                             ENDED     1997 THROUGH|  THROUGH   1996 THROUGH
                                          DECEMBER 31, DECEMBER 31,|OCTOBER 24, DECEMBER 31,
                                              1998         1997    |   1997         1996
                                          ------------ ------------|----------- ------------
                                                                   |
Annuity Product Charges..................   $   239      $     8   |   $   4          --
Net Income before Federal Income Tax.....   $ 1,277      $    97   |   $ 953      $    65
Net Income...............................   $   775      $    63   |   $ 666      $    42
Total Assets.............................   $66,034      $33,927   |     N/A      $24,967
Total Liabilities........................   $38,924      $ 7,832   |     N/A      $    24
Total Stockholder's Equity...............   $27,110      $26,095   |     N/A      $24,943

The following selected financial data was prepared on the basis of statutory accounting practices ("SAP"), which have been prescribed by the Department of Insurance of the State of New York and the National Association of Insurance Commissioners. These practices differ in certain respects from GAAP. The selected financial data should be read in conjunction with the financial statements and notes thereto included in this Prospectus, which describe the differences between SAP and GAAP. See First Golden's Annual Report for more detail.

                                                          SELECTED STATUTORY
                                                            FINANCIAL DATA
                                                            (IN THOUSANDS)

                                                      ---------------------------
                                                          FOR THE YEARS ENDED
                                                      ---------------------------
                                                      DECEMBER 31,   DECEMBER 31,
                                                         1998          1997
                                                      ------------   ------------
Premiums and Annuity Considerations..................   $ 9,005        $ 2,514
Net Income (Loss) before Federal Income Tax..........   $  (938)       $   635
Net Income (Loss)....................................   $  (966)       $   439
Total Assets.........................................   $62,469        $32,965
Total Liabilities....................................   $38,092        $ 7,541
Total Capital and Surplus............................   $24,377        $25,424


BUSINESS ENVIRONMENT
The current business and regulatory environment remains challenging for the insurance industry. The variable annuity competitive environment is intense and is dominated by a number of large variable product companies with strong distribution, name recognition and wholesaling capabilities. Increasing competition from traditional insurance carriers as well as banks and mutual fund companies offer consumers many choices. However, overall demand for variable products remains strong for several reasons including: strong stock market performance over the last five years; relatively low interest rates; an aging U. S. population that is increasingly concerned about retirement and estate planning, as well as maintaining their standard of living in retirement; and potential reductions in government and employer-provided benefits at retirement as well as lower public confidence in the adequacy of those benefits.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS.

The purpose of this section is to discuss and analyze First Golden American Life Insurance Company of New York's ("First Golden" or "Company") results of operations. In addition, some analysis and information regarding financial condition and liquidity and capital resources has also been provided. This analysis should be read jointly with the Company's financial statements, related notes and the Cautionary Statement Regarding Forward-Looking Statements, which appear elsewhere in this Prospectus.

RESULTS OF OPERATIONS

MERGER. On October 23, 1997, Equitable of Iowa Companies ("Equitable") shareholders approved an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI Holdings, Inc. ("PFHI") and ING Groep N.V. ("ING"). On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company ("Golden American" or "Parent") and their wholly owned subsidiaries. In addition, Equitable owned all the outstanding capital stock of Locust Street Securities, Inc., Equitable Investment Services, Inc. (subsequently dissolved), Directed Services, Inc., Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock and assumed approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC"), a Delaware corporation.

For financial statement purposes, the change in control of the Company through the ING merger was accounted for as a purchase effective October 25, 1997. This merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at the merger date. As a result, the Company's financial statements for the periods after October 24, 1997 are presented on the Post-Merger new basis of accounting. The financial statements for October 24, 1997 and prior periods are presented on the Pre-Merger historical cost basis of accounting.

The purchase price was allocated to EIC and its subsidiaries with $25.9 million allocated to the Company. Goodwill of $1.4 billion was established for the excess of the merger cost over the fair value of the assets and liabilities of EIC with $96,000 attributed to the Company. Goodwill resulting from the merger is being amortized over 40 years on a straight-line basis. The carrying value will be reviewed periodically for any indication of impairment in value.

The following analysis combines the Post-Merger and Pre-Merger activity for 1997 in order to compare to the results of 1998.

PREMIUMS. First Golden received policy approvals in New York on March 25, 1997 and in Delaware on December 23, 1997. The Company reported variable annuity premiums of $29.2 million for the year ended December 31, 1998 and
 $7.3 million for the year ended December 31, 1997.

For the Company's variable contracts, premiums collected are not reported as revenues, but are reported as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment income and product charges.

Premiums, net of reinsurance, for variable products from three significant broker/dealers for the year ended December 31, 1998 totaled $27.5 million, or 94.4% of premiums ($6.9 million, or 94.5% from two significant broker/dealers for the year ended December 31, 1997). One of these distributors sold 62.1% of the Company's products in 1998 and 59.4% in 1997. This distributor has discontinued the sales relationship by the end of 1998. The sales made by this distributor are anticipated to be absorbed by other distribution channels during 1999. Based on this assumption, the discontinuance of this relationship is not anticipated to significantly impact the Company's sales in 1999.

REVENUES. Product charges from variable annuities totaled $239,000 in 1998 and $12,000 in 1997 due to a full year's worth of sales in 1998, compared to a partial year in 1997. Net investment income was $1.8 million for the year ended December 31, 1998. This was an increase of 6.3% compared to net investment income of $1.7 million for the year ended December 31, 1997. The Company recognized a realized gain of $24,000 from the sale of investments during the year ended December 31, 1998.

EXPENSES. The Company reported total insurance benefits and expenses of $830,000 for the year ended December 31, 1998 and $698,000 for the year ended December 31, 1997. Insurance benefits and expenses consisted of interest credited to account balances, commissions, general expenses, insurance taxes, amortization of deferred policy acquisition expenses, goodwill and value of purchased insurance in force, net of deferred policy acquisition costs. Interest credited to account balances was $376,000 and $74,000 for the years ended December 31, 1998 and December 31, 1997, respectively. Commissions, general expenses and insurance taxes were $1.8 million, $834,000 and $44,000, respectively, for the year ended December 31, 1998. For the year ended December 31, 1997, commissions, general expenses and insurance taxes were $408,000, $585,000 and $109,000, respectively. Expenses have increased in 1998 due to higher sales. Most costs incurred as the result of new sales have been deferred, thus having very little impact on earnings.

At the merger date, the Company's deferred policy acquisition costs ("DPAC") was eliminated and an asset of $132,000 representing value of purchased insurance in force ("VPIF") was established for policies in force at the merger date. The Company deferred $2.3 million of expenses associated with the sale of variable annuity contracts for the year ended December 31, 1998. Expenses of $502,000 were deferred for the year ended December 31, 1997. These acquisition costs are amortized in proportion to the expected gross profits. Amortization of DPAC was $76,000 for the year ended December 31, 1998 and $20,000 for the year ended December 31, 1997. The amortization of VPIF was $8,000 for the year ended December 31, 1998 and $3,000 for the period October 25, 1997 through December 31, 1997. In 1998, VPIF was adjusted to reduce amortization by $6,000 during 1998 to reflect changes in the assumptions related to the timing of future gross profits. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1998 is $10,000 in 1999, $12,000 in 2000, $13,000 in 2001,
$13,000 in 2002 and $12,000 in 2003. Actual amortization may vary based upon changes in assumptions and experience.

Amortization of goodwill for the year ended December 31, 1998 was $2,000 and during the period from the merger date to December 31, 1997 totaled approximately $1,000. Goodwill is being amortized on a straight-line basis over 40 years.

INCOME. Net income for the year ended December 31, 1998 was $775,000. This was an increase of $46,000 from net income for the year ended December 31, 1997.

Comprehensive income for 1998 was $1,015,000, an increase of $320,000 from $695,000 for 1997.

1997 COMPARED TO 1996
The following analysis combines the Post-Merger and Pre-Merger activity for 1997 in order to compare to the results of 1996. Such a comparison does not recognize the impact of the purchase accounting and goodwill amortization except for the period after October 24, 1997.

PREMIUMS. On March 25, 1997 and December 23, 1997, First Golden received policy approvals in New York and Delaware, respectively. The Company reported $7.3 million in variable annuity premiums during the year ending December 31, 1997.

Premiums, net of reinsurance, for variable products from two significant broker/dealers for the year ended December 31, 1997, totaled $6.9 million, or 94.5% of premiums. One of these distributors sold 59.4% of the Company's products in 1997 but indicated its intention to discontinue the sales relationship by the end of 1998.

REVENUES. Product charges from variable annuities totaled $12,000 in 1997. Net investment income was $1,735,000 and $65,000 for the year ending December 31, 1997 and for the period December 17, 1996 through December 31, 1996, respectively.

EXPENSES. The Company reported total insurance benefits and expenses of $698,000 for the year ending December 31, 1997. Insurance benefits and expenses consisted of interest credited to account balances, commissions, general expenses, insurance taxes, amortization of deferred policy acquisition expenses, goodwill and present value of in force acquired, net of deferred policy acquisition costs. Interest credited to account values was $74,000 for the year ending December 31, 1997. For the year ending December 31, 1997, commissions, general expenses and insurance taxes were $408,000, $585,000 and $109,000, respectively.

The Company's deferred policy acquisition costs ("DPAC") was eliminated as of the merger date and an asset of $132,000 representing present value of in force acquired ("PVIF") was established for policies in force at the merger date. First Golden deferred $502,000 of expenses associated with the sale of variable annuity contracts for the year ending December 31, 1997. These acquisition costs are amortized in proportion to the expected gross profits. Amortization of deferred policy acquisition costs was $20,000 for the year ending December 31, 1997. The amortization of PVIF for the period October 25, 1997 through December 31, 1997 was $3,000. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization for the next five years, relating to the PVIF as of December 31, 1997 is $19,000 in 1998, $18,000 in 1999,
$17,000 in 2000, $15,000 in 2001 and $13,000 in 2002.

Amortization of goodwill during the period from the merger date to December 31, 1997 totaled approximately $1,000.

NET INCOME. Net income was $729,000 and $42,000 for the year ending December 31, 1997 and the period December 17, 1996 through December 31, 1997, respectively.


FINANCIAL CONDITION

RATINGS. Currently, the Company's ratings are at A+ by A.M. Best Company, AAA by Duff & Phelps Credit Rating Company, AA+ by Standard & Poor's Rating
 Services and Aa2 by Moody's Investors Service.

INVESTMENTS. First Golden's assets are invested in accordance with applicable laws. These laws govern the nature and the quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, preferred or common stocks, real estate mortgages, real estate and certain other investments.

First Golden purchases investments in accordance with investment guidelines that take into account investment quality, liquidity and diversification, and invests primarily in investment grade securities. All of First Golden's assets except for variable separate account assets are available to meet its obligations under the contracts.

All of the Company's investments are carried at fair value in the Company's financial statements. The increase in the carrying value of the Company's investment portfolio included changes in unrealized appreciation and depreciation of fixed maturities as well as a growth in the cost basis of these securities. Growth in the cost basis of the Company's investment portfolio resulted from the investment of premiums from the sale of the fixed account option of the Company's variable insurance products. The Company manages the growth of its insurance operations in order to maintain adequate capital ratios.

FIXED MATURITIES: At December 31, 1998, the Company had fixed maturities with an amortized cost of $30.4 million and an estimated fair value of $31.0 million. The individual securities in the Company's fixed maturities portfolio (at amortized cost) include investment grade securities which include securities issued by the U. S. government, agencies and corporations that are rated at least A- by Standard & Poor's Rating Services ("Standard & Poor's") ($18.1 million or 59.6%), that are rated BBB+ to BBB- by Standard & Poor's ($9.2 million or 30.1%) and below investment grade securities which are securities issued by corporations that are rated BB+ to BB- by Standard & Poor's ($1.0 million or 3.4%). Securities not rated by Standard & Poor's had a National Association of Insurance Commissioners ("NAIC") rating of 1 ($2.1 million or 6.9%).

The Company classifies 100% of its securities as available for sale. Net unrealized appreciation on fixed maturities of $563,000 was comprised of gross appreciation of $624,000 and gross depreciation of $61,000. Net unrealized holding gains on these securities, net of adjustments to VPIF, DPAC, and deferred income taxes of $336,000 was included in stockholder's equity at December 31, 1998.

At December 31, 1998, the amortized cost value of the Company's total investment in below investment grade securities was $1.0 million, or 3.4%, of the Company's investment portfolio. The Company intends to purchase additional below investment grade securities, but does not expect the percentage of its portfolio invested in such securities to exceed 10% of its investment portfolio. At December 31, 1998, the yield at amortized cost on the Company's below investment grade portfolio was 8.11% compared to 6.28% for the Company's investment grade corporate bond portfolio. The Company estimates the fair value of its below investment grade portfolio was $1.0 million, or 100% of amortized cost value, at December 31, 1998.

Below investment grade securities have different characteristics than investment grade corporate debt securities. Risk of loss upon default by the borrower is significantly greater with respect to below investment grade securities than with other corporate debt securities. Below investment grade securities are generally unsecured and are often subordinated to other creditors of the issuer. Also, issuers of below investment grade securities usually have higher levels of debt and are more sensitive to adverse economic conditions, such as a recession or increasing interest rates, than are investment grade issuers. The Company attempts to reduce the overall risk in its below investment grade portfolio, as in all of its investments, through careful credit analysis, strict investment policy guidelines and diversification by company and by industry.

The Company analyzes its investment portfolio, including below investment grade securities, at least quarterly in order to determine if its ability to realize its carrying value on any investment has been impaired. For debt securities, if impairment in value is determined to be other than temporary (i.e., if it is probable the Company will be unable to collect all amounts due according to the contractual terms of the security), the cost basis of the impaired security is written down to fair value, which becomes the new cost basis. The amount of the write-down is included in earnings as a realized loss. Future events may occur, or additional or updated information may be received, which may necessitate future write-downs of securities in the Company's portfolio. Significant write-downs in the carrying value of investments could materially adversely affect the Company's net income in future periods.

During the year ended December 31, 1998, the amortized cost basis of the Company's fixed maturities portfolio was reduced by $1.1 million as a result of scheduled principal repayments. In total, net pre-tax gains from sales, calls and repayments of fixed maturity investments amounted to $24,000 in 1998.

At December 31, 1998, no fixed maturities were deemed to have impairments in value that are other than temporary. At December 31, 1998, the Company had no investment in default. The Company's fixed maturities portfolio had a combined yield at amortized cost of 6.37% at December 31, 1998.

OTHER ASSETS. DPAC represents certain deferred costs of acquiring insurance business, principally commissions and other expenses related to the production of new business after the merger. The Company's DPAC was eliminated as of the merger date and an asset of $132,000 representing
VPIF was established for all policies in force at the merger date. VPIF is amortized into income in proportion to the expected gross profits of in force acquired business in a manner similar to DPAC amortization. Any expenses which vary directly with the sales of the Company's products are deferred and amortized. At December 31, 1998, the Company had VPIF and DPAC balances of $117,000 and $2.3 million, respectively.

Goodwill totaling $96,000, representing the excess of the acquisition cost over the fair value of net assets acquired, was established at the merger date. Accumulated amortization of goodwill as of December 31, 1998 was approximately $3,000.

At December 31, 1998, the Company had $26.7 million of separate account assets compared to $4.9 million at December 31, 1997. The increase in separate account assets resulted from market appreciation and growth in sales of the Company's variable products, net of redemptions.

At December 31, 1998, the Company had total assets of $66.0 million, an increase of 94.6% over total assets at December 31, 1997.

LIABILITIES. Future policy benefits increased $8.3 million during 1998 to $10.8 million due to premium growth in the Company's fixed account option of its variable products. Policy reserves represent the premiums received plus accumulated interest less mortality and administration charges. At December 31, 1998, the Company had $26.7 million of separate account liabilities. This is an increase of 447.7% over separate account liabilities as of December 31, 1997, and is primarily related to market appreciation and increased sales of the Company's variable products, net of redemptions.

Other liabilities increased $370,000 during 1998. The increase results primarily due to an increase in outstanding checks and accounts payable.

The Company's total liabilities increased $31.1 million, or 397.0%, during 1998 and totaled $38.9 million at December 31, 1998. The increase is primarily the result of an increase in future policy benefits and separate account liabilities.

The effects of inflation and changing prices on the Company's financial position are not material since insurance assets and liabilities are both primarily monetary and remain in balance. An effect of inflation, which has been low in recent years, is a decline in purchasing power when monetary assets exceed monetary liabilities.

LIQUIDITY AND CAPITAL RESOURCES

Liquidity is the ability of the Company to generate sufficient cash flows to meet the cash requirements of its operating, investing and financing activities. The Company's principal sources of cash are variable annuity premiums and product charges, investment income and maturing investments. Primary uses of these funds are payments of commissions and operating expenses, interest, investment purchases, as well as withdrawals and surrenders.

Net cash used in operating activities was $307,000 in 1998 compared to net cash provided by operations of $551,000 in 1997. The negative operating cash flows result primarily from the funding of commissions and other deferrable expenses related to the growth in the variable annuity products of the Company.

Net cash used in investing activities was $6.3 million during 1998 as compared to $2.4 million in 1997. This increase is primarily due to greater net purchases of fixed maturities resulting from an increase in funds available from net fixed account deposits. Net purchases of fixed maturities reached $3.9 million in 1998 versus $1.9 million in 1997.

Net cash provided by financing activities was $8.0 million during 1998 as compared to $2.4 million during the prior year. In 1998, net cash provided by financing activities was positively impacted by net fixed account deposits of $8.8 million compared to $2.5 million in 1997. This increase was partially offset by net reallocations to the Company's separate account, which increased to $872,000 from $58,000 during the prior year.

The Company's liquidity position is managed by maintaining adequate levels of liquid assets, such as cash or cash equivalents and short-term investments. Additional sources of liquidity include borrowing facilities to meet short-term cash requirements. The Company has established a $10.0 million revolving note facility with SunTrust Bank. Management believes that these sources of liquidity are adequate to meet the Company's short-term cash obligations.

On December 17, 1996, Golden American made capital contributions to First Golden of $25 million. Of this amount, $2 million represented 200,000 shares of common stock with a par value of $10.00 per share. The remaining $23 million was contributed as additional paid-in capital. First Golden believes it will be able to fund the capital required for projected new business primarily with existing capital and future capital contributions from its Parent. First Golden expects to continue to receive capital contributions from Golden American if necessary. It is ING's policy to ensure adequate capital and surplus is provided for the Company and, if necessary, additional funds will be contributed.

First Golden's principal office is located in New York, New York, where certain of the Company's records are maintained. The 2,568 square feet of office space is leased through 2001.

The Golden American Board of Directors has agreed by resolution to provide funds as needed for the Company to maintain policyholders' surplus that meets or exceeds the greater of: (1) the minimum capital adequacy standards to maintain a level of capitalization necessary to meet A.M. Best Company's guidelines for a rating one level less than the one originally given to First Golden or (2) the New York State Insurance Department risk-based capital minimum requirements as determined in accordance with New York statutory accounting principles. No funds were transferred from Golden American in 1997 or 1998.

First Golden is required to maintain a minimum capital and surplus of not less than $4 million under the provisions of the insurance laws of the State of New York in which it became licensed to sell insurance products on January 2, 1997.

Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder unless a notice of its intent to declare a dividend and the amount of the dividend has been filed at least thirty days in advance of the proposed declaration. If the Superintendent finds the financial condition of First Golden does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to the Company within thirty days after the filing.
The management of First Golden does not anticipate paying any dividends to its Parent during 1999.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to monitor the capitalization of insurance companies based upon the type and mixture of risks inherent in the company's operations. The formula includes components for asset risk, liability risk, interest rate exposure and other factors. The Company has complied with the NAIC's risk-based capital reporting requirements. Amounts reported indicate the Company has total adjusted capital which is significantly above all required capital levels.

First Golden's operations consist of one business segment, the sale of insurance products. First Golden is not dependent upon any single customer, however, three broker/dealers accounted for a significant portion of its sales volume in 1998. One of these distributors sold 62.1% of the Company's products in 1998. This distributor has discontinued the sales relationship as of December 31, 1998. The Company is licensed to sell products in the states of New York and Delaware.

REINSURANCE: At December 31, 1998, First Golden had a reinsurance treaty with an unaffiliated reinsurer covering a significant portion of the mortality risks under its variable contracts. First Golden remains liable to the extent its reinsurer does not meet its obligation under the reinsurance agreement.

YEAR 2000 READINESS DISCLOSURE: Based on and in conjunction with a 1997 study and an ongoing analysis of computer software and hardware, Golden American has assessed the Company's exposure to the Year 2000 change of the century date issue. Some of the Company's computer programs were originally written using two digits rather than four to define a particular year. As a result, these computer programs contain "time sensitive" software that may recognize "00" as the year 1900 rather than the year 2000, which could cause system failure or miscalculations resulting in disruptions to operations. These disruptions could include, but are not limited to, a temporary inability to process transactions. To a lesser extent, the Company depends on various non-information technology systems, which could also fail or malfunction as a result of the Year 2000.

Golden American has developed a plan for the Company to address the Year 2000 issue in a timely manner. The following schedule details the plan's phases, progress towards completion and estimated completion dates:


                                                        % Complete      Actual/
                                                             as of    Estimated
                                                         March 15,   Completion
               PHASES                                         1999        Dates
-------------------------------------------------------------------------------
ASSESSMENT AND DEVELOPMENT of the steps to be taken to
 address Year 2000 systems issues                             100%   12/31/1997
REMEDIATION of business critical systems to address
 Year 2000 issues                                             100%    2/28/1999
REMEDIATION of non-critical systems to address Year
 2000 issues                                                76-99%    6/01/1999
TESTING of business critical systems                          100%    3/05/1999
TESTING of non-critical systems and integrated testing
 of hardware and infrastructure                             25-50%    6/15/1999
POINT-TO-POINT TESTING of external interfaces with third
 party computer systems that communicate with Company
 systems                                                    50-75%    4/30/1999
IMPLEMENTATION of tested business critical software
 addressing Year 2000 systems issues                          100%    3/05/1999
IMPLEMENTATION of tested non-critical software
 addressing Year 2000 systems issues                        25-50%    6/30/1999
CONTINGENCY PLAN                                            76-99%    6/01/1999

The Company's operations could be adversely affected if significant customers, suppliers and other third parties, including underlying mutual funds, would be unable to transact business in the Year 2000 and thereafter as a result of the Year 2000 issue. To mitigate the effect of outside influences and other dependencies relative to the Year 2000, Golden American has identified and contacted these third parties on behalf of the Company to obtain assurances that necessary steps are being taken to prepare for the Year 2000. Golden American will continue these communications and establish compliance checkpoints through the Year 2000 transition.

Management believes the Company's systems are or will be substantially compliant by Year 2000. Golden American will bear all systems upgrade costs to make the Company's system Year 2000 compliant. Management expects some of Golden American's resources to be utilized in early 1999 to complete system upgrades and finalize the contingency plan.

Despite Golden American's efforts on behalf of the Company to modify or replace "time sensitive" computer and information systems, the Company could experience a disruption to its operations as a result of the Year 2000. Golden American is currently developing a contingency plan for the Company to address any systems that may malfunction despite the testing being performed. The contingency plan is anticipated to be completed by June 1, 1999.

The Year 2000 project's progress is based on management's best estimates. These estimates were derived using numerous assumptions of future events, including the continued availability of resources, third party Year 2000 compliance and other factors. There is no guarantee these estimates will be achieved and actual results could materially differ from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of trained personnel, the ability to locate and correct all relevant computer codes and other uncertainties.

It is the Company's intention to make every reasonable effort to achieve business continuity through appropriate planning, testing and establishing contingency scenarios; however, the Company does not make any representations because of many unknown factors beyond the control of the Company.

MARKET RISK AND RISK MANAGEMENT

Asset/liability management is integrated into many aspects of the Company's operations, including investment decisions, product development and crediting rates determination. As part of its risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables include contractowner behavior and the variable separate account's performance.

Contractowners bear the majority of the investment risks related to the variable products. Therefore, the risks associated with the investments supporting the variable separate account are assumed by contractowners, not by the Company (subject to, among other things, certain minimum guarantees). The Company's products also provide certain minimum death benefits that depend on the performance of the variable separate account. Currently the majority of death benefit risks are reinsured, which protects the Company from adverse mortality experience and prolonged capital market decline.

A surrender, partial withdrawal, transfer or annuitization made prior to the end of a guarantee period from the fixed account may be subject to a market value adjustment. As the liabilities in the fixed account are subject to market value adjustment, the Company does not face a material amount of market risk volatility. The fixed account liabilities are supported by a portfolio principally composed of fixed rate investments that can generate predictable, steady rates of return. The portfolio management strategy for the fixed account considers the assets available for sale. This enables the Company to respond to changes in market interest rates, changes in prepayment risk, changes in relative values of asset sectors and individual securities and loans, changes in credit quality outlook and other relevant factors. The objective of portfolio management is to maximize returns, taking into account interest rate and credit risks as well as other risks. The Company's asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change.

On the basis of these analyses, management believes there is no material solvency risk to the Company. With respect to a 10% drop in equity values from year-end 1998 levels, variable separate account funds, which represent 71% of the in force, pass the risk in underlying fund performance to the contractowner (except for certain minimum guarantees that are mostly reinsured). With respect to interest rate movements up or down 100 basis points from year-end 1998 levels, the remaining 29% of the in force are fixed account funds and almost all of these have market value adjustments which provide significant protection against changes in interest rates.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements contained herein or in any other oral or written statement by the Company or any of its officers, directors or employees is qualified by the fact that actual results of the Company may differ materially from such statement, among other risks and uncertainties inherent in the Company's business, due to the following important factors:

1. Prevailing interest rate levels and stock market performance, which may affect the ability of the Company to sell its products, the market value and liquidity of the Company's investments and the lapse rate of the Company's policies, notwithstanding product design features intended to enhance persistency of the Company's products.

2. Changes in the federal income tax laws and regulations which may affect the relative tax advantages of the Company's products.

3. Changes in the regulation of financial services, including bank sales and underwriting of insurance products, which may affect the competitive environment for the Company's products.

4. Increasing competition in the sale of the Company's products.

5. Other factors that could affect the performance of the Company, including, but not limited to, market conduct claims, litigation, insurance industry insolvencies, availability of competitive reinsurance on new business, investment performance of the underlying portfolios of the variable products, variable product design and sales volume by significant sellers of the Company's variable products.

6. To the extent third parties are unable to transact business in the Year 2000 and thereafter, the Company's operations could be adversely affected.

OTHER INFORMATION
CERTAIN AGREEMENTS. On November 8, 1996, First Golden and Golden American entered into an administrative service agreement pursuant to which Golden American agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to First Golden. Expenses incurred by Golden American in relation to this service agreement will be reimbursed by First Golden on an allocated cost basis. First Golden entered into a similar agreement with another affiliate, Equitable Life Insurance Company of Iowa ("Equitable Life"), for additional services. For the years ended December 31, 1998 and 1997, First Golden incurred expenses of $248,000 and $24,000, respectively, under the agreement with Golden American and $165,000 and $29,000, respectively, under the agreement with Equitable Life.

Effective January 1, 1998, the Company entered into an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, under which ING IM provides asset management and accounting services. For the year ended December 31, 1998, the Company incurred expenses of $56,000.

Priot to 1998, First Golden had an agreement with Equitable Investment Services Inc., under which Equitable Investment Services, Inc. performed investment advisory services. For the year ended December 31, 1997, First Golden incurred expenses of $62,000 under this agreement which was terminated as of December 31, 1997.

First Golden has an agreement with Golden American and DSI pursuant to which First Golden has agreed to provide Golden American and DSI certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. First Golden charges Golden American and DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by First Golden's employees on behalf of Golden American and DSI. For the year ended December 31, 1998, charges to Golden American and DSI for these services were $210,000 and $75,000, respectively.

DISTRIBUTION AGREEMENT. First Golden has entered into agreements with DSI to perform services related to the distribution of its products. DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by First Golden. For the years ended December 31, 1998 and 1997, commissions paid by First Golden to DSI were $1,754,000 and $408,000, respectively.

EMPLOYEES. During 1996, Golden American provided the support necessary for the incorporation and licensing of First Golden. During 1998 and 1997, First Golden had few direct employees due to its small size and will continue to receive support pursuant to various management services from DSI, Golden American and other affiliates as described above under "Certain Agreements." The cost of these services are allocated to First Golden.

Certain officers of First Golden are also officers of Golden American and DSI, and certain officers of First Golden are also officers of EIC, and/or Equitable Life Insurance Company of Iowa. See "Directors and Executive Officers."

PROPERTIES. First Golden's principal office is located at 230 Park Avenue, Suite 966, New York, New York 10169, where certain of the Company's records are maintained. The 2,568 square feet of office space is leased for a 5 year term.

DIRECTORS AND EXECUTIVE OFFICERS

  NAME (AGE)                                POSITIONS(S) WITH THE COMPANY
  ----------                                -----------------------------
[S]                         [C]
Barnett Chernow (49)        Director and President
Myles R. Tashman (56)       Director, Executive Vice President, General
                                Counsel and Secretary
James R. McInnis (51)       Executive Vice President
R. Brock Armstrong (52)     Director and Chairman
Carol V. Coleman (49)       Director
Michael W. Cunningham (50)  Director
Stephen J. Friedman (61)    Director
Bernard Levitt (73)         Director
Roger A. Martin (67)        Director
Andrew Kalinowski (54)      Director
David L. Jacobson (49)      Senior Vice President and Assistant Secretary
Stephen J. Preston (41)     Senior Vice President and Chief Actuary
Mary B. Wilkinson (42)      Senior Vice President and Treasurer (Chief
                                Financial Officer)
Marilyn Talman (52)         Vice President, Associate Counsel and Assistant
                                Secretary

Each director is elected to serve for one year or until the next annual meeting of shareholders or until his or her successor is elected. Some directors and/or officers are directors and/or officers of First Golden's insurance company affiliates. The principal positions of First Golden's directors and senior executive officers for the past five years are listed below:

Mr. Barnett Chernow became President of First Golden and Golden American in April, 1998. From 1996 to 1998, Mr. Chernow served as Executive Vice President of First Golden. From 1993 to 1998, Mr. Chernow also served as Executive Vice President of Golden American. He was elected to serve as a director of First Golden in June, 1996 and Golden American in April, 1998.

Mr. Myles R. Tashman is Executive Vice President, General Counsel, Secretary and Director of First Golden. Since December, 1995, Mr. Tashman has also served as Executive Vice President of Golden American, and since January, 1998, he has served as a director of Golden American. He was elected to serve as a director of First Golden in June, 1996.

Mr. James R. McInnis became Executive Vice President of First Golden in December, 1997. From 1982 through November, 1997, he was with the Endeavor Group and held various offices, including President at the time of his departure.

Mr. R. Brock Armstrong is a Director and Chairman of the Board of Directors of First Golden, having been elected a Director in December, 1998 and as Chairman in April, 1999. Mr. Armstrong was also elected to serve as a Director of Golden American in April 1999. He was appointed to serve as President and Chairman of The GCG Trust in February 1999 and President of Equitable Life Insurance Company of Iowa in April 1999. He has also served as Group Executive of ING Group since October 1998. Mr. Armstrong was Senior Vice President,
The Prudential Insurance Company of America, April 1997 to October 1998; Executive Vice President, London Insurance Group, August 1994 to April 1997; President and Chief Financial Officer of Security First Group, August 1991 to August 1994.

Ms. Carol V. Coleman is a Director of First Golden, having been first appointed in December, 1997. She has been a financial recruiter with Vantage Staffing since 1994.

Mr. Michael W. Cunningham became a Director of First Golden and Golden American in April 1999. Also, he has served as a Director of Life of Georgia and Security Life of Denver since 1995. Currently, he serves as Executive Vice President and Chief Financial Officer of ING North America Insurance Corporation, and has worked for them since 1991.

Mr. Stephen J. Friedman is a Director of First Golden, having been first elected in June, 1996. Mr. Friedman is a partner of the law firm of Debevoise & Plimpton in New York, NY since 1993.

Mr. Bernard Levitt is a Director of First Golden, having been first elected in June, 1996. Until his retirement in 1990, Mr. Levitt was a life insurance consultant with American Life Insurance Company of New York, since 1989.

Mr. Roger A. Martin is a Director of First Golden, having been first appointed in June, 1996. From 1984 until his retirement in July, 1995, Mr. Martin was a Vice President with Bear Sterns.

Mr. Andrew Kalinowski is a Director of First Golden, having been first elected in June, 1996. Mr. Kalinowski has been a Principal and the President of Upstate Special Risk Services, Incorporated since 1974. He also has been a Principal, the Chief Marketing Officer and Vice President of LifeMark
Securities Corporation since 1983, a Principal, Vice President and Secretary of LifeMark Associates, Incorporated since 1993, and is a Principal and Director of LIFE Incorporated.

Mr. David L. Jacobson is Senior Vice President and Assistant Secretary of First Golden. Since November, 1993, Mr. Jacobson has also served as Senior Vice President and Assistant Secretary of Golden American. Since September, 1996, Mr. Jacobson has also served as Assistant Secretary of Equitable Life Insurance Company of Iowa.

Mr. Stephen J. Preston is Senior Vice President and Chief Actuary of First Golden. He also serves as Executive Vice President and Chief Actuary of GOlden American, where he has served in several capacitites since 1993.

Ms. Mary Bea Wilkinson is Senior Vice President and Treasurer of First Golden. From November, 1993 through 1996, Ms. Wilkinson served as Senior Vice President, Assistant Secretary and Treasurer of Golden American.

Ms. Marilyn Talman is Vice President, Associate General Counsel and Assistant Secretary of First Golden. Since April, 1996, Ms. Talman has also served as Vice President, Associate General Counsel and Assistant Secretary for Golden American. Since September, 1996, Ms. Talman has also served as Assistant Secretary of Equitable Life Insurance Company of Iowa. From March, 1992 through March, 1994, she held various positions with Rodney Square
Management Corp. and was Vice President and General Counsel upon leaving.


COMPENSATION TABLES AND OTHER INFORMATION
The following sets forth information with respect to the Chief
Executive Officer of First Golden as well as the annual salary and bonus for the next five highly compensated executive officers for the fiscal years ended December 31, 1998 and 1997. Certain executive officers of First Golden are also officers of Golden American and DSI. The salaries of such individuals are allocated among First Golden, Golden American and DS pursuant to an arrangement among these companies.

EXECUTIVE COMPENSATION TABLE
The following table sets forth information with respect to the annual salary and bonus for Golden American's Chief Executive Officers and the five other most highly compensated executive officers for the fiscal years ended December 31, 1998 and 1997.

                                                         LONG-TERM
                             ANNUAL COMPENSATION        COMPENSATION
                             -------------------- ------------------------
                                                   RESTRICTED   SECURITIES
NAME AND                                          STOCK AWARDS  UNDERLYING  ALL OTHER
PRINCIPAL POSITION      YEAR  SALARY  BONUS (/1/)     /2/)       OPTIONS   COMPENSATION
------------------      ---- -------- ----------- ------------- ---------- ------------
Barnett Chernow,....... 1998 $284,171  $105,375                   8,000
 President              1997 $234,167  $ 31,859   $  277,576      4,000

James R. McInnis,...... 1998 $250,004  $626,245                   2,000
 Executive Vice
 President

Keith Glover,.......... 1998 $250,000  $145,120                   3,900
 Executive Vice
 President

Myles R. Tashman,...... 1998 $189,337  $ 54,425                   3,500
 Executive Vice         1997 $181,417  $ 25,000   $   165,512     5,000
 President, General
 Counsel and Secretary

Stephen J. Preston,.... 1998 $173.870  $ 32,152                   3,500
 Executive Vice         1997 $160,758  $ 16,470
 President and Chief
 Actuary

Terry L. Kendall,...... 1998 $145,237  $181,417
 Former President and   1997 $362,833  $ 80,365   $  644,844     16,000
 CEO

________________

(1)  The amount shown relates to bonuses paid in 1998, 1997 and 1996.

(2) Restricted stock awards granted to executive officers vested on October 24, 1997 with the change in control of Equitable of Iowa. As of December 31, 1998, no officer held any restricted stock.


Option Grants in Last Fiscal Year (1998)

                                                                              POTENTIAL
                                                                         REALIZABLE VALUE AT
                                                                           ASSUMED ANNUAL
                                       % OF TOTAL                          RATES OF STOCK
                           NUMBER OF    OPTIONS                          PRICE APPRECIATION
                          SECURITIES   GRANTED TO                            FOR OPTION
                          UNDERLYING   EMPLOYEES   EXERCISE                  TERM (/3/)
                            OPTIONS    IN FISCAL    OR BASE   EXPIRATION -------------------
NAME                     GRANTED (/1/)    YEAR    PRICE (/2/)   DATE        5%       10%
----                     ------------- ---------- ----------- ---------- -------- ----------
Barnett Chernow.........     8,000        11.99     $60.518   5/26/2003  $164,016 $  362,433
James R. McInnis........     2,000         3.00     $60.518   5/26/2003  $ 41,004 $   90,608
Keith Glover............     3,900         5.85     $60.518   5/26/2003  $ 79,958 $  176,686
Myles Tashman...........     3,500         5.25     $60.518   5/26/2003  $ 71,758 $  158,564
Stephen J. Preston......     3,500         5.25     $60.518   5/26/2003  $ 71,758 $  158,564

________________


(1) Stock appreciation rights granted on May 26, 1998 to the officers of First Golden have a three-year vesting period and an expiration date as shown.

(2) The base price was equal to the fair market value of ING's stock on on the date of grant.

(3) Total dollar gains based on indicated rates of appreciation of share price over a the five year term of the rights.

FINANCIAL STATEMENTS OF FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY
  OF NEW YORK
For the years ended December 31, 1998 and 1997


                                 [FS] 1

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

The Board of Directors and Stockholder
First Golden American Life Insurance Company of New York

We have audited the accompanying balance sheets of First Golden American Life Insurance Company of New York as of December 31, 1998 and 1997, and the related statements of operations, changes in stockholder's equity, and cash flows for the year ended December 31, 1998 and for periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, and December 17, 1996 (commencement of operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Golden American Life Insurance Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998 and for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, and December 17, 1996 through December 31, 1996, in conformity with generally accepted accounting principles.

                                                   s/Ernst & Young LLP


Des Moines, Iowa
February 12, 1999


                                 [FS] 2

              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                BALANCE SHEETS
                (Dollars in thousands, except per share data)

                                                      POST-MERGER
                                        --------------------------------------
                                         December 31, 1998   December 31, 1997
                                         -----------------   -----------------
ASSETS
Investments:
 Fixed maturities, available for sale,
  at fair value (cost: 1998 - $30,431;
  1997 - $26,570)                                  $30,994            $26,721
 Short-term investments                              3,231                799
                                                   -------            -------
Total investments                                   34,225             27,520
Cash and cash equivalents                            1,932                621
Due from affiliates                                     37                 --
Accrued investment income                              414                376
Deferred policy acquisition costs                    2,347                189
Value of purchased insurance in force                  117                126
Current income taxes recoverable                        89                 63
Property and equipment, less allowances
 for depreciation of $16 in 1998 and
 $3 in 1997                                             48                 57
Goodwill, less accumulated amortization
 of $3 in 1998 and $1 in 1997                           93                 95
Other assets                                            15                  2
Separate account assets                             26,717              4,878
                                                   -------            -------
Total assets                                       $66,034            $33,927
                                                   =======            =======

LIABILITIES AND STOCKHOLDER'S
 EQUITY

Policy liabilities and accruals:
 Future policy benefits:
  Annuity products                                 $10,830            $ 2,506
Deferred income tax liability                          850                247
Due to affiliates                                       17                 61
Other liabilities                                      510                140
Separate account liabilities                        26,717              4,878
                                                   -------            -------
                                                    38,924              7,832

Commitments and contingencies

Stockholder's equity:
 Preferred stock, par value $5,000 per
  share, authorized 6,000 shares                        --                 --
 Common stock, par value $10 per share,
  authorized, issued and outstanding
  200,000 shares                                     2,000              2,000
 Additional paid-in capital                         23,936             23,936
 Accumulated other comprehensive income                336                 96
 Retained earnings                                     838                 63
                                                   -------            -------
Total stockholder's equity                          27,110             26,095
                                                   -------            -------
Total liabilities and stockholder's
 equity                                            $66,034            $33,927
                                                   =======            =======

                            See accompanying notes.
                                 [FS] 3

                  FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                 STATEMENTS OF OPERATIONS
                                  (Dollars in thousands)

                                        POST-MERGER                   PRE-MERGER
                                ---------------------------| -----------------------------
                                             For the period| For the period For the period
                                                October 25,|    January 1,   December 17,
                                For the year      1997     |      1997          1996*
                                   ended         through   |    through        through
                                December 31,   December 31,|   October 24,   December 31,
                                    1998           1997    |      1997           1996
                                ------------ --------------| -------------- --------------
                                                           |
Revenues:                                                  |
 Annuity product charges           $    239       $      8 |      $      4             --
 Net investment income                1,844            286 |         1,449       $     65
 Realized gains on investments           24              1 |            --             --
                                   --------       -------- |      --------       --------
                                      2,107            295 |         1,453             65
                                                           |
Insurance benefits and expenses:                           |
 Annuity benefits:                                         |
  Interest credited to                                     |
   account balances                     376             26 |            48             --
 Underwriting, acquisition and                             |
  insurance expenses:                                      |
  Commissions                         1,754            141 |           267             --
  General expenses                      834            124 |           461             --
  Insurance taxes                        44             94 |            15             --
  Policy acquisition costs                                 |
   deferred                          (2,264)          (204)|          (298)            --
  Amortization:                                            |
   Deferred policy acquisition                             |
    costs                                76             13 |             7             --
   Value of purchased insurance                            |
    in force                              8              3 |            --             --
   Goodwill                               2              1 |            --             --
                                   --------       -------- |      --------       --------
                                        830            198 |           500             --
                                   --------       -------- |      --------       --------
                                                           |
Income before income taxes            1,277             97 |           953             65
                                                           |
Income taxes                            502             34 |           287             23
                                   --------       -------- |      --------       --------
                                                           |
Net income                         $    775       $     63 |      $    666       $     42
                                   ========       ======== |      ========       ========


* Commencement of operations on December 17, 1996.

                            See accompanying notes.
                                 [FS] 4

                  FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                                 (Dollars in thousands)

                                                     PRE-MERGER
                            --------------------------------------------------------------------------
                                                           Accumulated
                                                              Other
                                                Additional Comprehensive                   Total
                                  Common         Paid-in      Income        Retained    Stockholder's
                                   Stock         Capital      (Loss)        Earnings       Equity
                               ------------- ------------- ------------- ------------- -------------
Capitalization of Company
 by issuance of common stock
 and contribution of
 paid-in capital*                 $2,000         $23,000           --            --        $25,000
Comprehensive loss:
 Net income                           --              --           --           $42             42
 Change in net unrealized
  investment gains (losses)           --              --         ($99)           --            (99)
                                                                                           -------
Comprehensive loss                                                                             (57)
                                  ------         -------        -----          ----        -------
Balance at December 31, 1996       2,000          23,000          (99)           42         24,943
Comprehensive income:
 Net income                           --              --           --           666            666
 Change in net unrealized
  investment gains (losses)           --              --         (130)           --           (130)
                                                                                           -------
Comprehensive income                                                                           536
                                  ------         -------        -----          ----        -------
Balance at October 24, 1997       $2,000         $23,000        ($229)         $708        $25,479
                                  ======         =======        =====          ====        =======

                                                     POST-MERGER
                            --------------------------------------------------------------------------
                                                           Accumulated
                                                              Other
                                                Additional Comprehensive                   Total
                                  Common         Paid-in      Income        Retained    Stockholder's
                                   Stock         Capital      (Loss)        Earnings       Equity
                               ------------- ------------- ------------- ------------- -------------
Balance at October 25, 1997       $2,000         $23,936           --            --        $25,936
Comprehensive income:
 Net income                           --              --           --           $63             63
 Change in net unrealized
  investment gains (losses)           --              --          $96            --             96
                                                                                           -------
Comprehensive income                                                                           159
                                  ------         -------        -----          ----        -------
Balance at December 31, 1997       2,000          23,936           96            63         26,095
Comprehensive income:
 Net income                           --              --           --           775            775
 Change in net unrealized
  investment gains (losses)           --              --          240            --            240
                                                                                           -------
Comprehensive income                                                                         1,015
                                  ------         -------        -----          ----        -------
Balance at December 31, 1998      $2,000         $23,936         $336          $838        $27,110
                                  ======         =======        =====          ====        =======

* Commencement of operations on December 17, 1996.

                            See accompanying notes.
                                 [FS] 5

                  FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                                 (Dollars in thousands)

                                                    POST-MERGER                  PRE-MERGER
                                            ------------  ------------ | ------------  ------------
                                                             For the   |    For the       For the
                                                             period    |    period        period
                                                           October 25, |   January 1,  December 17,
                                            For the year     1997      |    1997         1996*
                                                ended       through    |   through      through
                                            December 31,  December 31, |  October 24,  December 31,
                                                1998          1997     |     1997          1996
                                            ------------  ------------ | ------------  ------------
OPERATING ACTIVITIES                                                   |
Net income                                     $    775      $     63  |    $    666      $     42
Adjustments to reconcile net income to net                             |
 cash provided by (used in) operations:                                |
 Adjustments related to annuity products:                              |
  Interest credited to account balances             376            26  |          48            --
  Charges for mortality and                                            |
   administration                                   (11)           --  |          (1)           --
 Decrease (increase) in accrued                                        |
  investment income                                 (38)           35  |         (73)          (58)
 Policy acquisition costs deferred               (2,264)         (204) |        (298)           --
 Amortization of deferred policy                                       |
  acquisition costs                                  76            13  |           7            --
 Amortization of value of purchased                                    |
  insurance in force                                  8             3  |          --            --
 Net amortization of discount on                                       |
  short-term investments                             --            --  |          --            (7)
 Change in other assets, other liabilities                             |
  and accrued income taxes                          248          (625) |         739            24
 Provision for depreciation                                            |
  and amortization                                   82            12  |          17            --
 Provision for deferred income taxes                465            98  |          26            --
 Realized gains on investments                      (24)           (1) |          --            --
                                               --------      --------  | ------------  ------------
Net cash provided by (used in)                                         |
 operating activities                              (307)         (580) |       1,131             1
                                                                       |
INVESTING ACTIVITIES                                                   |
Sale, maturity or repayment of                                         |
 investments:                                                          |
 Fixed maturities - available for sale            1,644           556  |         226            --
 Short-term investments - net                        --            --  |          --        25,255
                                            ------------  ------------ | ------------  ------------
                                                  1,644           556  |         226        25,255
Acquisition of investments:                                            |
 Fixed maturities - available for sale           (5,549)       (2,635) |          --       (24,653)
 Short-term investments - net                    (2,432)          (59) |        (390)      (25,598)
                                            ------------  ------------ | ------------  ------------
                                                 (7,981)       (2,694) |        (390)      (50,251)
Purchase of property and equipment                   (4)           (2) |         (64)           --
                                            ------------  ------------ | ------------  ------------
Net cash used in investing activities            (6,341)       (2,140) |        (228)      (24,996)
                                                                       |
FINANCING ACTIVITIES                                                   |
Capitalization of Company by issuance                                  |
 of common stock and contribution                                      |
 of paid-in capital                                  --            --  |          --        25,000
Receipts from investment contracts                                     |
 credited to account balances                     9,009           354  |       2,160            --
Return of account balances                                             |
 on investment contracts                           (178)           (8) |         (15)           --
Net reallocations to Separate Account              (872)          (20) |         (38)           --
                                               --------      --------  |    --------      --------
Net cash provided by financing                                         |
 activities                                       7,959           326  |       2,107        25,000
                                               --------      --------  |    --------      --------
Increase (decrease) in cash and                                        |
 cash equivalents                                 1,311        (2,394) |       3,010             5
                                                                       |
Cash and cash equivalents at                                           |
 beginning of period                                621         3,015  |           5            --
                                               --------      --------  |    --------      --------
Cash and cash equivalents at end                                       |
 of period                                     $  1,932      $    621  |    $  3,015      $      5
                                               ========      ========  |    ========      ========
                                                                       |
SUPPLEMENTAL DISCLOSURE OF CASH FLOW                                   |
 INFORMATION                                                           |
Cash paid during the period for                                        |
 income taxes                                       $99            --  |        $283            --

* Commencement of operations on December 17, 1996.

                            See accompanying notes.
                                 [FS] 6

                  FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------------

ORGANIZATION
First Golden American Life Insurance Company of New York ("First Golden" or "Company"), a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American" or "Parent"), was incorporated on May 24, 1996. Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. On December 17, 1996, Golden American provided capitalization in the amount of $25,000,000 to First Golden. First Golden commenced investment operations on December 17, 1996. On January 2, 1997 and December 23, 1997, First Golden became licensed as a life insurance company under the laws of the states of New York and Delaware, respectively. First Golden received policy approvals on March 25, 1997 and December 23, 1997 in New York and Delaware, respectively. The Company's products are marketed by broker/dealers, financial institutions and insurance agents. The Company's primary customers are consumers and corporations. See Note 8 for further information regarding related party transactions.

On October 24, 1997, PFHI Holdings, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable") according to the terms of an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI and ING Groep N.V. ("ING"). PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC"), a Delaware corporation. See
Note 6 for additional information regarding the merger.

For financial statement purposes, the ING merger was accounted for as a purchase effective October 25, 1997. The merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities. As a result, the Company's financial statements for the periods after October 24, 1997 are presented on the Post-Merger new basis of accounting and financial statements for October 24, 1997 and prior periods are presented on the Pre-Merger historical cost basis of accounting.

INVESTMENTS
FIXED MATURITIES: The Company accounts for its investments under the Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires fixed maturities to be designated as either "available for sale," "held for investment" or "trading." Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity after adjustment for related changes in value of purchased insurance in force ("VPIF"), deferred policy acquisition costs ("DPAC") and deferred income taxes. At December 31, 1998 and 1997, all of the Company's fixed maturities are designated as available for sale, although the Company is not precluded from designating fixed maturities as held for investment or trading at some future date.

Securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the new cost basis by a charge to realized losses in the Company's Statements of Operations. Premiums and discounts are amortized/accrued utilizing a method which results in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

OTHER INVESTMENTS: Short-term investments are reported at cost, adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES: Realized gains and losses are determined on the basis of specific identification and average cost methods for manager initiated and issuer initiated disposals, respectively.

FAIR VALUES: Estimated fair values, as reported herein, of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded fixed maturities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over
U. S. Treasury bonds based upon the expected average lives of the securities. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

CASH AND CASH EQUIVALENTS
For purposes of the Statements of Cash Flows, the Company considers all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

DEFERRED POLICY ACQUISITION COSTS
Certain costs of acquiring new insurance business, principally first year commissions and other expenses related to the production of new business, have been deferred. Acquisition costs for variable annuity products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from a group of products. DPAC is adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturity securities the Company has designated as "available for sale" under SFAS No. 115.

VALUE OF PURCHASED INSURANCE IN FORCE
As the result of the merger, a portion of the purchase price was allocated to the right to receive future cash flows from the existing insurance contracts. This allocated cost represents VPIF which reflects the value of those purchased policies calculated by discounting actuarially determined expected future cash flows at the discount rate determined by the purchaser. Amortization of VPIF is charged to expense in proportion to expected gross profits of the underlying business. This amortization is adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from the insurance contracts acquired. VPIF is adjusted to reflect the pro forma impact of unrealized gains and losses on available for sale fixed maturities. See Note 6 for additional information on VPIF resulting from the merger.

PROPERTY AND EQUIPMENT
Property and equipment primarily represent leasehold improvements and office furniture and equipment and are not considered to be significant to the Company's overall operations. Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily on the basis of the straight-line method over the estimated useful lives of the assets.

GOODWILL
Goodwill was established as a result of the merger and is being amortized over 40 years on a straight-line basis. See Note 6 for additional information on the merger.

FUTURE POLICY BENEFITS
Future policy benefits for the fixed interest division of the variable products are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 3.95% to 7.10% during 1998 and 5.60% to 7.50% during 1997.

SEPARATE ACCOUNT
Assets and liabilities of the separate account reported in the accompanying Balance Sheets represent funds that are separately administered principally for variable annuity contracts. Contractowners, rather than the Company, bear the investment risk for the variable products. At the direction of the contractowners, the separate account invests the premiums from the sale of variable annuity products in shares of specified mutual funds. The assets and liabilities of the separate account are clearly identified and segregated from other assets and liabilities of the Company. The portion of the separate account assets equal to the reserves and other liabilities of variable annuity contracts cannot be charged with liabilities arising out of any other business the Company may conduct.

Variable separate account assets are carried at fair value of the underlying investments and generally represent contractowner investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable annuity contracts invested in the separate account; the fair value of these liabilities is equal to their carrying amount. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statements of Operations.

Product charges recorded by the Company from variable annuity products consist of charges applicable to each contract for mortality and expense risk, contract administration and surrender charges.

DEFERRED INCOME TAXES
Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturities the Company has designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Company's Statements of Operations are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

DIVIDEND RESTRICTIONS
Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder unless a notice of its intention to declare a dividend and the amount of the dividend has been filed at least thirty days in advance of the proposed declaration. If the Superintendent finds the financial condition of the Company does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to the Company within thirty days after the filing.

SEGMENT REPORTING
As of December 31, 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 superseded SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual financial statements and requires enterprises to report selected information about operating segments in interim financial reports. SFAS No. 131 also establishes standards for related disclosures about products and services, geographic areas and major customers.

The Company manages its business as one segment, the sale of variable products designed to meet customer needs for tax-advantaged methods of saving for retirement and protection from unexpected death. Variable products are sold to consumers and corporations throughout New York. The adoption of SFAS No. 131 did not affect the results of operations or financial position of the Company.

USE OF ESTIMATES
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and value of purchased insurance in force, (4) fair values of assets and liabilities recorded as a result of the merger transaction, (5) asset valuation allowances, (6) deferred tax benefits (liabilities) and (7) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions regarding all of the preceding are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

RECLASSIFICATIONS
Certain amounts in the financial statements for the periods ended within the years ended December 31, 1997 and 1996 have been reclassified to conform to the December 31, 1998 financial statement presentation.

2. BASIS OF FINANCIAL REPORTING
------------------------------------------------------------------------------

The financial statements of the Company differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of the merger and is amortized and charged to expense; (3) future policy benefit reserves for the fixed interest division of the variable products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates; (4) reserves are reported before reduction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to value of purchased insurance in force, deferred policy acquisition costs and deferred income taxes (if applicable), credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturities is reduced to fair value by a charge to realized losses in the Statements of Operations when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (9) revenues for variable annuity products consist of policy administration charges and surrender charges assessed rather than premiums received; and (10) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

A reconciliation of net income and stockholder's equity as reported to regulatory authorities under statutory accounting principles to equivalent amounts reported under generally accepted accounting principles is as follows:

                                               POST-MERGER       | PRE-MERGER
                                      -------------------------- |-------------
                                                                 |
                                               Net Income        | Net Income
                                      -------------------------- |-------------
                                                       For the   |    For the
                                                       period    |    period
                                                     October 25, |   January 1,
                                      For the year      1997     |     1997
                                         ended        through    |   through
                                      December 31,  December 31, |  October 24,
                                          1998          1997     |     1997
                                      ------------  ------------ | ------------
                                                 (Dollars in thousands)
As reported under statutory                                      |
 accounting principles                      ($966)        ($142) |        $581
Interest maintenance reserve                   14             1  |          --
Asset valuation reserve                        --            --  |          --
Future policy benefits                         45           115  |        (179)
Nonadmitted assets                             --            --  |          --
Net unrealized appreciation of fixed                             |
 maturities at fair value                      --            --  |          --
Change in investment basis                                       |
 as result of merger                          (39)           (1) |          --
Deferred policy acquisition costs           2,188           191  |         291
Value of purchased insurance in force          (8)           (3) |          --
Goodwill                                       (2)           (1) |          --
Deferred income taxes                        (465)          (98) |         (26)
Other                                           8             1  |          (1)
                                          -------        ------  |     -------
As reported herein                           $775           $63  |        $666
                                          =======        ======        =======

                                               POST-MERGER
                                     ---------------------------

                                          Stockholder's Equity
                                     ---------------------------
                                      December 31,  December 31,
                                          1998          1997
                                     -------------  ------------
                                         (Dollars in thousands)
As reported under statutory
 accounting principles                    $24,377       $25,424
Interest maintenance reserve                   15             1
Asset valuation reserve                        96            54
Future policy benefits                        (16)          (61)
Nonadmitted assets                             43             2
Net unrealized appreciation of fixed
 maturities at fair value                     563           151
Change in investment basis
 as result of merger                          318           357
Deferred policy acquisition costs           2,347           189
Value of purchased insurance in force         117           126
Goodwill                                       93            95
Deferred income taxes                        (850)         (247)
Other                                           7             4
                                         --------      --------
As reported herein                        $27,110       $26,095
                                         =========     =========

3. INVESTMENT OPERATIONS
------------------------------------------------------------------------------

INVESTMENT RESULTS
Major categories of net investment income are summarized below:


                                POST-MERGER        |         PRE-MERGER
                        ---------------------------|---------------------------
                                         For the   |   For the       For the
                                         period    |   period        period
                                        October 25,|  January 1,  December 17,
                         For the year      1997    |     1997         1996
                            ended        through   |   through       through
                         December 31,  December 31,|  October 24,  December 31,
                             1998          1997    |     1997          1996
                        -------------  ------------|-------------  ------------
                                           (Dollars in thousands)
[S]                           [C]             [C]  |      [C]              [C]
Fixed maturities              $1,726          $294 |      $1,449           $57
Short-term investments           157            13 |          30             9
Other, net                        --            -- |           2            --
                              ------        ------ |      ------        ------
Gross investment income        1,883           307 |       1,481            66
Less investment expenses         (39)          (21)|         (32)           (1)
                              ------        ------ |      ------        ------
Net investment income         $1,844          $286 |      $1,449           $65
                              ======        ======        ======        ======


The change in unrealized appreciation (depreciation) on fixed maturities designated as available for sale at fair value for the year ended
December 31, 1998, the period October 25, 1997 through December 31, 1997, the period January 1, 1997 through October 24, 1997 and the period December 17, 1996 through December 31, 1996 were $412,000, $(212,000), $516,000 and
$(153,000), respectively.

At December 31, 1998 and December 31, 1997, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturities, all of which are designated as available for sale, are as follows:

                                                   POST-MERGER
                               -----------------------------------------------
                                                 Gross       Gross   Estimated
                                 Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains      Losses       Value
                               -----------------------------------------------
                                             (Dollars in thousands)

December 31, 1998
----------------------------
U.S. government and
 governmental agencies
 and authorities                   $3,997        $118         ($3)     $4,112
Public utilities                    2,543          63          (4)      2,602
Corporate securities               20,351         426         (53)     20,724
Mortgage-backed securities          3,540          17          (1)      3,556
                                 --------    --------    --------    --------
Total                             $30,431        $624        ($61)    $30,994
                                 ========    ========    ========    ========

December 31, 1997
----------------------------
U.S. government and
 governmental agencies
 and authorities                   $3,033          $4          --      $3,037
Public utilities                    1,000          10          --       1,010
Corporate securities               17,921         160        ($32)     18,049
Mortgage-backed securities          4,616           9          --       4,625
                                 --------    --------    --------    --------
Total                             $26,570        $183        ($32)    $26,721
                                 ========    ========    ========    ========

At December 31, 1998, net unrealized investment gains on fixed maturities designated as available for sale totaled $563,000. Appreciation of $336,000 was included in stockholder's equity at December 31, 1998 (net of an adjustment of $5,000 to VPIF, an adjustment of $32,000 to DPAC and deferred income taxes of $190,000). Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair values for these securities.

Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1998 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           POST-MERGER
                                                -----------------------------
                                                                    Estimated
                                                    Amortized         Fair
December 31, 1998                                      Cost           Value
-----------------------------------------------------------------------------
                                                    (Dollars in thousands)
Due after one year through five years                $11,659         $11,800
Due after five years through ten years                15,232          15,638
                                                   ---------       ---------
                                                      26,891          27,438
Mortgage-backed securities                             3,540           3,556
                                                   ---------       ---------
Total                                                $30,431         $30,994
                                                   ==========      ==========

An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio is as follows:

                                                  Gross      Gross   Proceeds
                                   Amortized   Realized   Realized     from
                                      Cost      Gains     Losses       Sale
-----------------------------------------------------------------------------
                                              (Dollars in thousands)
POST-MERGER:
For the year ended December 31, 1998:
Scheduled principal repayments,
 calls and tenders                   $1,080         --         --     $1,080
Sales                                   540        $24         --        564
                                   --------   --------    --------   -------
Total                                $1,620        $24         --     $1,644
                                   ========   ========    ========   =======
For the period October 25, 1997
 through December 31, 1997:
Scheduled principal repayments,
 calls and tenders                     $555         $1         --       $556
                                   ========   ========    ========   =======
PRE-MERGER:
For the period January 1, 1997
 through October 24, 1997:
Scheduled principal repayments,
 calls and tenders                     $226         --         --       $226
                                   ========   ========    ========   =======

For the period December 17, 1996 through December 31, 1996, the Company did not have any sales, maturities or repayments of its fixed maturities portfolio.

For the periods October 25, 1997 through December 31, 1997 and January 1, 1997 and October 24, 1997, the amortized cost basis of the Company's fixed maturities portfolio was reduced by $43,000 and $226,000, respectively, as a result of scheduled principal repayments.

INVESTMENT VALUATION ANALYSIS: The Company analyzes its investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of fixed maturities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary. During 1998, 1997 and 1996, no investments were identified as having an impairment other than temporary.

INVESTMENTS ON DEPOSIT: At December 31, 1998 and 1997, affidavits of deposits covering bonds with a par value of $400,000 were on deposit with regulatory authorities pursuant to certain statutory requirements.

INVESTMENT DIVERSIFICATIONS: The Company's investment policies related to its investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. The following percentages relate to holdings at December 31, 1998 and December 31, 1997. Fixed maturities included investments in basic industrials (40% in 1998, 31% in 1997), financial companies (24% in 1998, 23% in 1997), various government bonds and government or agency mortgage-backed securities (13% in 1998, 29% in 1997), conventional mortgage-backed securities (11% in 1998) and consumer products (3% in 1998, 10% in 1997).

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceed ten percent of stockholder's equity at December 31, 1998.

4. COMPREHENSIVE INCOME
------------------------------------------------------------------------------

As of January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholder's equity. SFAS No. 130 requires unrealized gains or losses on the Company's available for sale securities (net of VPIF, DPAC and deferred income taxes) to be included in other comprehensive income. Prior to the adoption of SFAS No. 130 unrealized gains or losses were reported separately in stockholder's equity. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

Other comprehensive income excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $16,000 in 1998. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments to VPIF and DPAC totaling $8,000 in 1998.

5. FAIR VALUES OF FINANCIAL INSTRUMENTS
------------------------------------------------------------------------------

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments," requires additional disclosures about derivative financial instruments. Most of the Company's investments, investment contracts and debt fall within the standards' definition of a financial instrument. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accounting, actuarial and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the information presented herein.

The Company closely monitors the composition and yield of its invested assets, the duration and interest credited on insurance liabilities and resulting interest spreads and timing of cash flows. These amounts are taken into consideration in the Company's overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. These assumptions may not result in values consistent with those obtained through an actuarial appraisal of the Company's business or values that might arise in a negotiated transaction.

The following compares carrying values as shown for financial reporting purposes with estimated fair values:

                                                  POST-MERGER
                               ------------------------------------------------
December 31                               1998                     1997
-------------------------------------------------------------------------------
                                             Estimated                Estimated
                                  Carrying     Fair       Carrying      Fair
                                    Value      Value        Value       Value
                               -----------------------  -----------------------
                                              (Dollars in thousands)
ASSETS
 Fixed maturities, available
  for sale                        $30,994     $30,994      $26,721     $26,721
 Short-term investments             3,231       3,231          799         799
 Cash and cash equivalents          1,932       1,932          621         621
 Separate account assets           26,717      26,717        4,878       4,878

LIABILITIES
 Annuity products                  10,830      10,166        2,506       2,377
 Separate account liabilities      26,717      26,717        4,878       4,878


The following methods and assumptions were used by the Company in estimating fair values.

FIXED MATURITIES: Estimated fair values of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded fixed maturities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U. S. Treasury bonds based upon the expected average lives of the securities.

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values reported in the Company's historical cost basis balance sheet approximate estimated fair value for these instruments due to their short-term nature.

SEPARATE ACCOUNT ASSETS: Separate account assets are reported at the quoted fair values of the individual securities in the separate account.

ANNUITY PRODUCTS: Estimated fair values of the Company's liabilities for future policy benefits for the fixed interest division of the variable products are stated at cash surrender value, the cost the Company would incur to extinguish the liability.

SEPARATE ACCOUNT LIABILITIES: Separate account liabilities are reported at full account value in the Company's historical cost balance sheet. Estimated fair values of separate account liabilities are equal to their carrying amount.

6. MERGER
------------------------------------------------------------------------------

TRANSACTION: On October 23, 1997, Equitable's shareholders approved the Merger Agreement dated July 7, 1997 among Equitable, PFHI and ING. On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa and Golden American and their wholly owned subsidiaries. In addition, Equitable also owned all the outstanding capital stock of Locust Street Securities, Inc., Equitable Investment Services, Inc. (subsequently dissolved), Directed Services, Inc., Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock plus the assumption of approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC"), a Delaware corporation. All costs of the merger, including expenses to terminate certain benefit plans, were paid by EIC.

ACCOUNTING TREATMENT: The merger has been accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at October 24, 1997. The purchase price was allocated to EIC and its subsidiaries with $25,936,000 allocated to the Company. Goodwill was established for the excess of the merger cost over the fair value of the net assets and attributed to EIC and its subsidiaries including Golden American and First Golden. The amount of goodwill allocated to the Company relating to the merger was $96,000 at the merger date and is being amortized over 40 years on a straight-line basis. The carrying value of goodwill will be reviewed periodically for any indication of impairment in value.

VALUE OF PURCHASED INSURANCE IN FORCE: As part of the merger, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with the Company at the merger date. This allocated cost represents VPIF reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by ING.

An analysis of the VPIF asset is as follows:

                                                 POST-MERGER
                                  --------------------------------------
                                                        For the period
                                                       October 25, 1997
                                  For the year ended       through
                                   December 31, 1998   December 31, 1997
                                  ------------------   -----------------
                                            (Dollars in thousands)
Beginning balance                              $126                $132
                                             ------              -------

Imputed interest                                  9                   3
Amortization                                    (23)                 (6)
Changes in assumptions of timing
 of gross profits                                 6                  --
                                             ------              -------
Net amortization                                 (8)                 (3)
Adjustment for unrealized gains
 on available for sale securities                (1)                 (3)
                                             ------              -------
Ending balance                                 $117                $126
                                             ======              =======

Interest is imputed on the unamortized balance of VPIF at a rate of 7.06% for the year ended December 31, 1998 and 7.03% for the period October 25, 1997 through December 31, 1997. The amortization of VPIF, net of imputed interest, is charged to expense. VPIF is adjusted for the unrealized gains (losses) on available for sale securities; such changes are included directly in stockholder's equity. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1998 is $10,000 in 1999, $12,000 in 2000, $13,000 in 2001, $13,000 in 2002, and
$12,000 in 2003. Actual amortization may vary based upon changes in assumptions and experience.

7. INCOME TAXES
------------------------------------------------------------------------------

The Company files a consolidated federal income tax return with Golden American, also a life insurance company.

At December 31, 1998, the Company has a net operating loss ("NOL") carryforward for federal income tax purposes of approximately $935,000 which is available to offset future taxable income of the Company through the year 2018.

INCOME TAX EXPENSE
Income tax expense included in the financial statements is as follows:

                        POST-MERGER         |            PRE-MERGER
                --------------------------- | ---------------------------
                                  For the   |    For the       For the
                                  period    |    period        period
                                October 25, |   January 1,   December 17,
                For the year       1997     |     1997          1996
                   ended         through    |    through       through
                December 31,   December 31, |   October 24,  December 31,
                    1998           1997     |     1997          1996
                ------------   ------------ | ------------   -----------
                                    (Dollars in thousands)
Current                 $37           ($64) |         $261           $23
Deferred                465             98  |           26            --
                     ------         ------  |       ------        ------
                       $502            $34  |         $287           $23
                     ======         ======          ======        ======


The effective tax rate on income before income taxes is different from the prevailing federal income tax rate. A reconciliation of this difference is as follows:


                                  POST-MERGER      |           PRE-MERGER
                        ---------------------------|---------------------------
                                          For the  |     For the      For the
                                          period   |     period       period
                                        October 25,|   January 1,  December 17,
                         For the year     1997     |      1997         1996
                            ended        through   |    through       through
                         December 31,  December 31,|  October 24,  December 31,
                            1998          1997     |     1997          1996
                        -------------  ----------- | ------------  ------------
                                            (Dollars in thousands)
Income before income tax      $1,277           $97 |        $953           $65
                            ========      ======== |    ========      ========
Income tax at federal                              |
 statutory rate                 $447           $34 |        $334           $23
Tax effect (decrease) of:                          |
 Compensatory stock option                         |
  and restricted stock                             |
  expense                         --            -- |         (35)           --
 Other items                      55            -- |         (12)           --
                            --------      -------- |    --------      --------
Income tax expense              $502           $34 |        $287           $23
                            ========      ========      ========      ========


DEFERRED INCOME TAXES
The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1998 and 1997 is as follows:

                                                         POST-MERGER
                                            -----------------------------------
December 31                                       1998               1997
------------------------------------------------------------   ----------------
                                                    (Dollars in thousands)
[S]                                                  [C]                 [C]
Deferred tax assets:
 Future policy benefits                                 $11                $22
 Net operating loss carryforwards                       327                 --
                                                  ---------          ---------
                                                        338                 22
Deferred tax liabilities:
 Net unrealized appreciation of available for
  sale fixed maturities                                (184)               (51)
 Fixed maturities                                      (222)              (134)
 Deferred policy acquisition costs                     (714)               (39)
 Value of purchased insurance in force                  (41)               (45)
 Other                                                  (27)                --
                                                  ---------          ---------
                                                     (1,188)              (269)
                                                  ---------          ---------
Deferred income tax liability                         ($850)             ($247)
                                                  =========          =========

8. RELATED PARTY TRANSACTIONS
------------------------------------------------------------------------------

Directed Services, Inc. ("DSI") acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Company. DSI is authorized to enter into agreements with broker/dealers to distribute the Company's variable insurance products and appoint representatives of the broker/dealers as agents. As of December 31, 1998, the Company's variable insurance products were sold primarily through three broker/dealer institutions. The Company paid commissions and expenses to DSI totaling $1,754,000 for the year ended December 31, 1998. For the period October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the commissions and expenses were $141,000 and $267,000, respectively.

The Company has service agreements with Golden American and Equitable Life Insurance Company of Iowa ("Equitable Life"), an affiliate, in which Golden American and Equitable Life provide administrative and financial related services. For the year ended December 31, 1998, the Company incurred expenses of $248,000 and $165,000, respectively, from Golden American and Equitable Life under these agreements. For the periods October 25, 1997 through December 31, 1997, expenses incurred were $8,000 and $13,000, respectively, from Golden American and Equitable Life. For the period January 1, 1997 through October 24, 1997, expenses incurred were $16,000 and $16,000, respectively, from Golden American and Equitable Life.

The Company provides resources and services to Golden American and DSI. Revenues for these services, which reduce general expenses incurred by the Company, totaled $210,000 and $75,000 from Golden American and DSI, respectively, for the year ended December 31, 1998.

Effective January 1, 1998, the Company has an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Company records a fee based on the value of the assets under management. The fee is payable quarterly. For the year ended December 31, 1998, the Company incurred fees of $56,000 under this agreement.

Prior to 1998, the Company had a service agreement with Equitable Investment Services, Inc. ("EISI"), an affiliate, in which EISI provided investment management services. Payments for these services totaled $11,000 and $51,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively.

The Company had premiums, net of reinsurance, for variable products for the year ended December 31, 1998, that totaled $94,000 from Locust Street Securities, Inc. ("LSSI"), an affiliate. For the year ended December 31, 1997, the premiums, net of reinsurance, for variable products from LSSI totaled $13,000.

On December 17, 1996, Golden American contributed $25,000,000 to First Golden, $2,000,000 in common stock (200,000 shares at $10 per share) and $23,000,000 of additional paid-in capital. All expenses related to the incorporation and licensing of First Golden were incurred by Golden American.

The Golden American Board of Directors has agreed by resolution to provide funds as needed for the Company to maintain policyholders' surplus that meets or exceeds the greater of: (1) the minimum capital adequacy standards to maintain a level of capitalization necessary to meet A.M. Best Company's guidelines or one level less than the one originally given to First Golden, or (2) the New York State Insurance Department risk-based capital minimum requirements as determined in accordance with New York statutory accounting principles. No funds were transferred from Golden American in 1998 or 1997.

9. COMMITMENTS AND CONTINGENCIES
------------------------------------------------------------------------------

REINSURANCE: At December 31, 1998, First Golden had a reinsurance treaty with an unaffiliated reinsurer covering a significant portion of the mortality risks under its variable contracts. First Golden remains liable to the extent its reinsurer does not meet its obligation under the reinsurance agreement. At December 31, 1998 and December 31, 1997, the Company has a payable of $1,000 for reinsurance premiums. Included in the accompanying financial statements are net considerations to the reinsurer of $9,000 and $1,000 for the year ended December 31, 1998 and for the period October 25, 1997 through December 31, 1997, respectively.

LITIGATION: The Company, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. The Company currently believes no pending or threatened lawsuits exist that are reasonably likely to have a material adverse impact on the Company.

VULNERABILITY FROM CONCENTRATIONS: The Company has various concentrations in its investment portfolio (see Note 3 for further information). The Company's asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits. Substantial changes in tax laws would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns which may result in higher lapse experience than assumed could cause a severe impact to the Company's financial condition. A significant portion of the Company's sales is generated by three broker/dealers. One of these distributors sold 62.1% of the Company's products in 1998. This distributor has discontinued the sales relationship as of December 31, 1998.

LEASES: The Company has a lease for its home office space which expires December 31, 2001. The Company also leases certain other equipment under operating leases which expire in 2000. Rent expense for the year ended December 31, 1998 and the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997 was $95,000, $25,000 and $34,000, respectively. At December 31, 1998, minimum rental payments due under the operating leases are $83,000 in 1999, $82,000 in 2000 and $76,000 in 2001.

REVOLVING NOTE PAYABLE: To enhance short-term liquidity, the Company has established a revolving note payable effective July 27, 1998 and expiring July 31, 1999 with SunTrust Bank, Atlanta (the "Bank"). The note was approved by the Company's Board of Directors on September 29, 1998. The total amount the Company may have outstanding is $10,000,000. The note accrues interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.25% or (2) a rate quoted by the Bank to the Company for the advance. The terms of the agreement require the Company to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. At December 31, 1998, the Company did not have any borrowings under this agreement.

[Shaded Section Header]
----------------------------------------------------------------------
                 STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------------


TABLE OF CONTENTS

      ITEM                                                PAGE
      Introduction                                           1
      Description of First Golden American
       Life Insurance Company of New York                    1
      Safekeeping of Assets                                  1
      The Administrator                                      1
      Independent Auditors                                   2
      Distribution of Contracts                              2
      Performance Information                                3
      IRA Withdrawal Option                                  9
      Other Information                                      9
      Financial Statements of Separate Account NY-B         10
      Appendix  Description of Bond Ratings                A-1












---------------------------------------------------------------------
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               __________________________________________________
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                             APPENDIX A
                   CONDENSED FINANCIAL INFORMATION

The following tables give (1) the accumulation unit value ("AUV"),
(2) the total number of accumulation units, and (3) the total accumulation unit value, for each subaccount of First Golden Separate Account NY-B available under the Contract for the indicated periods. The date on which the subaccount became available to investors and the starting accumulation unit value are indicated on the last row of each table. The Managed Global subaccount commenced operations initially as a subaccount of another separate account, the Managed Global Account of Separate Account D of First Golden; however, at the time of conversion the value of an accumulation unit did not change. As of May 1, 1999, we no longer accept new allocations into the All-Growth or Growth Opportunities subaccounts.

LIQUID ASSET
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $14.54                2,755          $   40       |
| 1997       14.02                   --              --       |
| 5/6/97     13.67                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $14.33                5,975          $   85       |
        | 1997       13.83                   --              --       |
        | 5/6/97     13.51                   --              --       |
        |-------------------------------------------------------------|

LIMITED MATURITY BOND
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $17.02                   --          $   --       |
| 1997       16.13                   --              --       |
| 5/6/97     15.43                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $16.77                1,507           $  25       |
        | 1997       15.91                  632              10       |
        | 5/6/97     15.24                   --              --       |
        |-------------------------------------------------------------|

GLOBAL FIXED INCOME
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $13.17                   --           $  --       |
| 5/1/98     12.17                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $13.09                   --          $   --       |
        | 5/1/98     12.11                   --              --       |
        |-------------------------------------------------------------|

                                  A1

TOTAL RETURN
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $17.83                4,266         $    76       |
| 1997       16.18                   --              --       |
| 5/6/97     14.36                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $17.72                24,995        $   443       |
        | 1997       16.10                 1,139             18       |
        | 5/6/97     14.31                   --              --       |
        |-------------------------------------------------------------|

EQUITY INCOME
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $22.27                9,623        $    214       |
| 1997       20.83                   --              --       |
| 5/6/97     18.54                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $21.94                6,014          $  132       |
        | 1997       20.55                1,243              26       |
        | 5/6/97     18.32                   --              --       |
        |-------------------------------------------------------------|

FULLY MANAGED
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $20.84                2,619         $    55       |
| 1997       19.93                   --              --       |
| 5/6/97     17.95                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $20.53                4,511          $   93       |
        | 1997       19.66                1,701              33       |
        | 5/6/97     17.73                   --              --       |
        |-------------------------------------------------------------|

RISING DIVIDENDS
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $22.79                1,734         $    40       |
| 1997       20.22                   90               2       |
| 5/6/97     17.27                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $22.61               34,310         $   777       |
        | 1997       20.09                8,223             165       |
        | 5/6/97     17.18                   --              --       |
        |-------------------------------------------------------------|

                                  A2

GROWTH & INCOME
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $17.08                6,031          $  103       |
| 1997       15.45                   --              --       |
| 5/6/97     12.46                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $17.01               20,311          $  346       |
        | 1997       15.41                  334               5       |
        | 5/6/97     12.44                   --              --       |
        |-------------------------------------------------------------|

GROWTH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $16.36                8,287          $  136       |
| 1997       13.06                   --              --       |
| 5/6/97     12.47                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $16.29               17,550         $   286       |
        | 1997       13.03                3,093              40       |
        | 5/6/97     12.45                   --              --       |
        |-------------------------------------------------------------|

VALUE EQUITY
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $18.41                1,677        $     31       |
| 1997       18.36                1,048              19       |
| 5/6/97     15.72                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $18.31                4,464        $     82       |
        | 1997       18.28                1,056              19       |
        | 5/6/97     15.66                   --              --       |
        |-------------------------------------------------------------|

RESEARCH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $23.03                  784          $   18       |
| 1997       18.95                  107               2       |
| 5/6/97     16.72                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $22.89               11,228          $  257       |
        | 1997       18.87                  403               8       |
        | 5/6/97     16.66                   --              --       |
        |-------------------------------------------------------------|

                                  A3

STRATEGIC EQUITY
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $14.30                2,037          $   29       |
| 1997       14.36                   --              --       |
| 5/6/97     11.96                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $14.23                1,867          $   27       |
        | 1997       14.31                1,265              18       |
        | 5/6/97     11.93                   --              --       |
        |-------------------------------------------------------------|

CAPITAL APPRECIATION
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $24.75                  578         $    14       |
| 1997       22.24                   --              --       |
| 5/6/97     18.45                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $24.50                4,903          $  120       |
        | 1997       22.05                  734              16       |
        | 5/6/97     18.31                   --              --       |
        |-------------------------------------------------------------|

MID-CAP GROWTH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $22.60                2,041          $   46       |
| 1997       18.64                   --              --       |
| 5/6/97     15.76                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $22.43                5,304          $  119       |
        | 1997       18.52                  544              10       |
        | 5/6/97     15.68                   --              --       |
        |-------------------------------------------------------------|

SMALL CAP
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $15.44                3,611          $   56       |
| 1997       12.92                   --              --       |
| 5/6/97     10.72                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $15.37                9,917          $  152       |
        | 1997       12.88                3,434              44       |
        | 5/6/97     10.70                   --              --       |
        |-------------------------------------------------------------|

                                  A4

REAL ESTATE
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $22.07                  356          $    8       |
| 1997       25.82                   --              --       |
| 5/6/97     21.31                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $21.74                1,474          $   32       |
        | 1997       25.48                  478              12       |
        | 5/6/97     21.05                   --              --       |
        |-------------------------------------------------------------|

HARD ASSETS
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $14.50                   --          $   --       |
| 1997       20.85                   --              --       |
| 5/6/97     19.34                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $14.28                1,007          $   14       |
        | 1997       20.57                  238               5       |
        | 5/6/97     19.11                   --              --       |
        |-------------------------------------------------------------|

MANAGED GLOBAL
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $15.02                2,440          $   37       |
| 1997       11.76                   --              --       |
| 5/6/97     11.24                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $14.88                9,573          $  142       |
        | 1997       11.67                2,969              35       |
        | 5/6/97     11.16                   --              --       |
        |-------------------------------------------------------------|

DEVELOPING WORLD
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $ 7.29                   --          $   --       |
| 2/19/98    10.00                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $ 7.28                   --          $   --       |
        | 5/1/98     10.00                   --              --       |
        |-------------------------------------------------------------|

                                  A5

EMERGING MARKETS
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998       $6.56                   --          $   --       |
| 1997        8.75                   --              --       |
| 5/6/97     10.38                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998       $6.51                2,918          $   19       |
        | 1997        8.70                1,812              16       |
        | 5/6/97     10.33                   --              --       |
        |-------------------------------------------------------------|

PIMCO HIGH YIELD BOND
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $10.09                   --          $   --       |
| 5/1/98     10.00                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $10.08                   --          $   --       |
        | 5/1/98     10.00                   --              --       |
        |-------------------------------------------------------------|

PIMCO STOCKSPLUS GROWTH AND INCOME
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $11.12                   --          $   --       |
| 5/1/98     10.00                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $11.11                   --            $ --       |
        | 5/1/98     10.00                   --              --       |
        |-------------------------------------------------------------|

GROWTH OPPORTUNITIES
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $ 9.67                   --          $   --       |
| 2/19/98    10.78                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $ 9.65                   --          $   --       |
        | 2/19/98    10.00                   --              --       |
        |-------------------------------------------------------------|

                                  A6

ALL-GROWTH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $15.66                   98          $    2       |
| 1997       14.48                   --              --       |
| 5/6/97     13.10                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $15.43                5,204          $   80       |
        | 1997       14.28                  582               8       |
        | 5/6/97     12.94                   --              --       |
        |-------------------------------------------------------------|

                                  A7

                              APPENDIX B
                  MARKET VALUE ADJUSTMENT EXAMPLES

EXAMPLE #1:  FULL SURRENDER  EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

   Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7 year guaranteed interest period ("J") is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT
   1. The contract value of the Fixed Interest Allocation on the date of surrender is $124,230 ($100,000 x 1.075^3)
   2.  N = 2,555 ( 365 x 7 )
   3. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0825 ) ^  2,555 / 365  - 1 ) = $9,700

  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $114,530 ($124,230 - $9,700 ).

EXAMPLE #2:  FULL SURRENDER  EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

   Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7 year guaranteed interest period ("J") is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT
   1. The contract value of the Fixed Interest Allocation on the date of surrender is $124,230 ($100,000 x 1.075^3)
   2.   N = 2,555 ( 365 x 7 )
   3.  Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0625 ) ^  2,555 / 365  - 1 ) = $6,270

  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $130,500 ($124,230 + $6,270 ).

EXAMPLE #3:  WITHDRAWAL  EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

   Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a withdrawal of $114,530 is requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7 year guaranteed interest period is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

                                  B1

  First calculate the amount that must be withdrawn from the Fixed Interest Allocation to provide the amount requested.
   1. The contract value of the Fixed Interest Allocation on the date of withdrawal is $248,459 ( $200,000 x 1.075 ^3 )
   2. N = 2,555 ( 365 x 7 )
   3. Amount that must be withdrawn =
      ( $114,530 / ( 1.07 / 1.0825 ) ^  2,555 / 365  - 1 ) = $124,230

   Then calculate the Market Value Adjustment on that amount

   4. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0825 ) ^  2,555 / 365  - 1 ) = $9,700

  Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $114,530, as requested. The Fixed Interest
Allocation will be reduced by the amount of the withdrawal, $114,530, and also reduced by the Market Value Adjustment of $9,700, for a total reduction in the Fixed Interest Allocation of $124,230.

EXAMPLE #4:  WITHDRAWAL  EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

   Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate of 7%; that a withdrawal of $130,500 requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7 year guaranteed interest period is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

  First calculate the amount that must be withdrawn from the Fixed Interest Allocation to provide the amount requested.
   1. The contract value of Fixed Interest Allocation on the date of surrender is $248,459 ( $200,000 x 1.075^3)
   2. N = 2,555 ( 365 x 7 )
   3. Amount that must be withdrawn =
      ( $130,500 / ( 1.07 / 1.0625 ) ^  2,555 / 365 ) = $124,230

   Then calculate the Market Value Adjustment on that amount

   4. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0625 ) ^  2,555 / 365  - 1 ) = $6,270

  Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $130,500, as requested. The Fixed Interest
Allocation will be reduced by the amount of the withdrawal, $130,500, but increased by the Market Value Adjustment of $6,270, for a total reduction in the Fixed Interest Allocation of $124,230.

                                  B2

                             APPENDIX C

           SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the beginning of the fourth contract year of 20% of the contract value of $35,000.

In this example, $5,250 ($35,000 x .15) is the maximum free withdrawal amount that you may withdraw during the contract year without a surrender charge. The total withdrawal would be $7,000 ($35,000 x .20). Therefore, $1,750 ($7,000 - $5,250) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $70 ($1,750 x .04). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.




                                  C1

      FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
 First Golden American Life Insurance Company of New York is a stock company domiciled in New York, New York

FG-3120 NY DVA PLUS 5/99

FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT NY-B OF FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY
OF NEW YORK

[begin shaded block]

                             PROFILE OF
                          EMPIRE PRIMELITE
                 FIXED AND VARIABLE ANNUITY CONTRACT
                             MAY 1, 1999

[inset within shaded block]
  This Profile is a summary of some of the more important points that you should know and consider before purchasing the Contract. The Contract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.
[end inset within shaded block]
[end shaded block]




1.THE ANNUITY CONTRACT
The Contract offered in this prospectus is a deferred combination variable and fixed annuity contract between you and First Golden American Life Insurance Company of New York. The Contract provides a means for you to invest on a tax-deferred basis in (i) one or more of 13 mutual fund investment portfolios through our Separate Account NY-B listed on pages 2 and 3 and/or (ii) in a fixed account of First Golden American with guaranteed interest periods. We set the interest rates in the fixed account (which will never be less than 3%) periodically. We currently offer guaranteed interest periods of 1, 3, 5, 7 and 10 years. We may credit a different interest rate for each interest period. The interest you earn in the fixed account as well as your principal is guaranteed by First Golden American as long as you do not take your money out before the maturity date for the interest period. We will apply a market value adjustment if you withdraw your money from the fixed account more than 30 days before the applicable maturity date. The investment portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You may not make any money, and you can even lose the money you invest.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the date on which you start receiving the annuity payments under your Contract. The amounts you accumulate during the accumulation phase will determine the amount of annuity payments you will receive. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

You determine (1) the amount and frequency of premium payments, (2) the investments, (3) transfers between investments, (4) the type of annuity to be paid after the accumulation phase, (5) the beneficiary who will receive the death benefits, (6) the type of death benefit, and (7) the amount and frequency of withdrawals.

2.YOUR ANNUITY PAYMENTS (THE INCOME PHASE)
Annuity payments are the periodic payments you will begin receiving on the annuity start date. You may choose one of the following annuity payment options:

[Table with Shaded Heading]
                       Annuity Options
|------------------------------------------------------------------------|
|     Option 1   Income for a        Payments are made for a  specified  |
|                fixed period        number of years to you              |
|                                    or your beneficiary.                |
|------------------------------------------------------------------------|
|     Option 2   Income for          Payments are made for the rest of   |
|                life with a         your life or longer for a specified |
|                period certain      period such as 10 or 20 years or    |
|                                    until the total amount used to buy  |
|                                    this option has been repaid.  This  |
|                                    option comes with an added guarantee|
|                                    that payments will continue to your |
|                                    beneficiary for the remainder of    |
|                                    such period if you should die during|
|                                    the period.                         |
|------------------------------------------------------------------------|
|     Option 3   Joint life income   Payments are made for your life     |
|                                    and the life of another person      |
|                                    (usually your spouse).              |
|------------------------------------------------------------------------|
|     Option 4   Annuity plan        Any other annuitization plan that we|
|                                    choose to offer on the annuity      |
|                                    start date.                         |
|------------------------------------------------------------------------|
Annuity  payments  under  Options 1, 2  and  3  are  fixed.   Annuity
payments under Option 4 may be fixed or variable. Once you elect an annuity option and begin to receive payments, it cannot be changed.

3.PURCHASE (BEGINNING OF THE ACCUMULATION PHASE)
You may purchase the Contract with an initial payment of $10,000 or more ($1,500 for a qualified Contract) up to and including age 85. You may make additional payments of $500 or more ($250 for a qualified Contract) at any time before you turn 85 during the accumulation phase. Under certain circumstances, we may waive the minimum initial and additional premium payment requirement. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

Who may purchase this Contract? The Contract may be purchased by individuals as part of a personal retirement plan (a "non-qualified Contract"), or as a Contract that qualifies for special tax treatment when purchased as either an Individual Retirement Annuity (IRA) in connection with a qualified retirement plan (each a "qualified Contract").

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot risk getting back less money than you put in.

4.THE INVESTMENT PORTFOLIOS
You can direct your money into: (1) the fixed account with guaranteed interest periods of 1, 3, 5, 7 and 10 years, and/or (2) into any one or more of the following 13 mutual fund investment portfolios through our Separate Account NY-B. The investment portfolios are described in the prospectuses for the GCG Trust, Travelers Series Fund Inc., Greenwich Street Series Fund Inc. and Smith Barney Concert Allocation Series Inc. Keep in mind that any amount you direct into the fixed account earns a fixed interest rate. But if you invest in any of the following investment portfolios, depending on market conditions, you may make or lose money:
  THE GCG TRUST
     Total Return Series
     Research Series
     Mid-Cap Growth Series

  TRAVELERS SERIES FUND INC.
     Smith Barney Large Cap Value Portfolio
     Smith Barney International Equity Portfolio
     Smith Barney High Income Portfolio
     Smith Barney Money Market Portfolio

  GREENWICH STREET SERIES FUND
     Appreciation Portfolio

  SMITH BARNEY CONCERT ALLOCATION SERIES INC.
     Select High Growth Portfolio
     Select Growth Portfolio
     Select Balanced Portfolio
     Select Conservative Portfolio
     Select Income Portfolio

5.EXPENSES
The Contract has insurance features and investment features, and there are costs related to each. The Company deducts an annual contract administrative charge of $30. We also collect a mortality and expense risk charge and an asset-based administrative charge. These 2 charges are deducted daily directly from the amounts in the investment portfolios. The asset-based administrative charge is 0.15% annually. The annual rate of the mortality and expense risk charge depends on the death benefit you choose:

                                 STANDARD           ANNUAL RATCHET
                              DEATH BENEFIT     ENHANCED DEATH BENEFIT
     Mortality & Expense
       Risk Charge                1.10%                  1.25%
     Asset-Based
       Administrative Charge      0.15%                  0.15%
                                  -----                 -----
       Total                      1.25%                  1.40%

Each investment portfolio has charges for investment management fees and other expenses. These charges, which vary by investment portfolio, currently range from 1.49 to [ ]% annually (see following table) of the portfolio's average daily net asset balance.

If you withdraw money from your Contract, or if you begin receiving annuity payments, we may deduct a premium tax of 0%-3.5% to pay to your state.

We deduct a surrender charge if you surrender your Contract or withdraw an amount exceeding the free withdrawal amount. The free withdrawal amount in any year is 15% of your contract value on the date of the withdrawal less any prior withdrawals during that contract year. The following table shows the schedule of the surrender charge that will apply. The surrender charge is a percent of each premium payment.

     COMPLETE YEARS ELAPSED       0 | 1 | 2 | 3 | 4 | 5 | 6 | 7+
      SINCE PREMIUM PAYMENT         |   |   |   |   |   |   |
     SURRENDER CHARGE             7%| 6%| 5%| 4%| 3%| 2%| 1%| 0%

The following table is designed to help you understand the Contract charges. The "Total Annual Insurance Charges" column includes the maximum mortality and expense risk charge, the asset-based administrative charge, and reflects the annual contract administrative charge as 0.09% (based on an average contract value of $33,000). The "Total Annual Investment Portfolio Charges" column reflects the portfolio charges for each portfolio and are based on actual expenses as of December 31, 1998, for the Greenwich Street Series Fund; and as of January 31, 1999 for the Concert Allocation Series Inc.; and as of October 31, 1998 for the Travelers Series Fund Inc. The GCG Trust portfolios commenced operations during 1998 and therefore charges have been annualized. The column "Total Annual Charges" reflects the sum of the previous two columns. The columns under the heading "Examples" show you how much you would pay under the Contract for a 1-year period and for a 10-year period.

As required by the Securities and Exchange Commission, the examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of Year 1 or at the end of

Year 10. For Years 1 and 10, the examples show the total annual charges assessed during that time and assume that you have elected the Annual Ratchet Enhanced Death Benefit. For these examples, the premium tax is assumed to be 0%.

[Table with shaded heading adn shaded lines for readability]
--------------------------------------------------------------------------------
                                TOTAL ANNUAL                EXAMPLES:
                    TOTAL ANNUAL INVESTMENT  TOTAL  TOTAL CHARGES AT THE END OF:
                      INSURANCE  PORTFOLIO   ANNUAL
INVESTMENT PORTFOLIO   CHARGES    CHARGES    CHARGES     1 YEAR     10 YEARS
--------------------------------------------------------------------------------
THE GCG TRUST
Total Return              1.49%       0.97%     2.46%     $94.92    $278.66
Research                  1.49%       0.94%     2.43%     $94.62    $275.65
Mid-Cap Growth            1.49%       0.95%     2.44%     $94.72    $276.66

TRAVELERS SERIES
FUND INC.
Smith Barney Large Cap
 Value                    1.49%       0.68%     2.17%     $92.01    $249.20
Smith Barney International
 Equity                   1.49%       1.00%     2.49%     $95.22    $281.65
Smith Barney High Income  1.49%       0.67%     2.16%     $91.91    $248.16
Smith Barney Money Market 1.49%       0.64%     2.13%     $91.61    $245.06

GREENWICH STREET SERIES
FUND INC.
Appreciation              1.49%       0.80%     2.29%     $93.22    $261.50

SMITH BARNEY CONCERT
ALLOCATION SERIES INC.
Select High Growth        1.49%       1.25%     2.74%     $99.72    $306.24
Select Growth             1.49%       1.16%     2.65%     $96.82    $297.47
Select Balanced           1.49%       1.25%     2.54%     $95.72    $286.62
Select Conservative       1.49%       1.27%     2.56%     $95.92    $288.61
Select Income             1.49%       1.02%     2.51%     $95.42    $283.65
--------------------------------------------------------------------------------
The  "Total  Annual  Investment Portfolio  Charges"  reflect  current expense  reimbursements for the Total Return portfolio.  The  Year  1
examples  above  include a 7% surrender charge.   For  more  detailed
information, see the fee table in the prospectus for the Contract.

6.TAXES
Under a qualified Contract, your premiums are generally pre-tax contributions and accumulate on a tax-deferred basis. Premiums and earnings are generally taxed as income when you make a withdrawal or begin receiving annuity payments, presumably when you are in a lower tax bracket.

Under a non-qualified Contract, premiums are paid with after-tax dollars, and any earnings will accumulate tax-deferred. You will be taxed on these earnings, but not on premiums, when you withdraw them from the Contract.

For owners of most qualified Contracts, when you reach age 70 1/2 (or, in some cases, retire), you will be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty
tax.   In  those  cases, we can calculate and  pay  you  the  minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, in most cases, you will be charged a 10% federal penalty tax on the amount withdrawn.

7.WITHDRAWALS
You can withdraw your money at any time during the accumulation phase. You may elect in advance to take systematic withdrawals which are described on page 6. Withdrawals above the free withdrawal amount may be subject to a surrender charge. We will apply a market value adjustment if you withdraw your money from the fixed account more than 30 days before the applicable maturity date. Income taxes and a penalty tax may apply to amounts withdrawn.

8.PERFORMANCE
The value of your Contract will fluctuate depending on the investment performance of the portfolio(s) you choose. The following chart shows average annual total return for each portfolio that was in operation for the entire year for 1998. These numbers reflect the deduction  of  the mortality and expense risk charge  (based  on  the
Annual    Ratchet   Enhanced   Death   Benefit),   the    asset-based
administrative charge and the annual contract fee, but do not reflect deductions for any withdrawal charges. If withdrawal charges were reflected, they would have the effect of reducing performance. Please keep in mind that past performance is not a guarantee of future results.
                                                             YEAR
   INVESTMENT PORTFOLIO                                      1998
***Managed by Massachusetts Financial Services Company
    Total Return                                             9.94%
    Research                                                21.24%
    Mid-Cap Growth                                          21.00%
 **Managed by SSBC Fund Management Inc.
    Smith Barney Large Cap Value                             8.20%
    Smith Barney International Equity                        4.93%
    Smith Barney High Income                                (1.06%)
    Smith Barney Money Market                                3.51%
    Appreciation                                            17.40%
  *Managed by Travelers Investment Adviser, Inc.
    Select High Growth                                      13.68%
    Select Growth                                           12.28%
    Select Balanced                                          7.91%
    Select Conservative                                      4.60%
    Select Income                                            4.02%
  -------------------
      *  Year Ended January 31, 1999
     **  Year Ended October 31, 1998
    ***  Year Ended December 31, 1998

9.DEATH BENEFIT
You may choose (i) the Standard Death Benefit, or (ii) the Annual Ratchet Enhanced Death Benefit. The Annual Ratchet Enhanced Death Benefit is available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. In addition, the Annual Ratchet Enhanced Death Benefit may not be available where a Contract is held by joint owners.

The death benefit is payable when the first of the following persons die: the contract owner, joint owner, or annuitant (if a contract owner is not an individual). Assuming you are the contract owner, if you die during the accumulation phase, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit paid depends on the death benefit you have chosen. The death benefit value is calculated at the close of the business day on which we receive due proof of death at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of your death, the amount of the benefit payable in the future may be affected. If you die after the annuity start date and you are the annuitant, your beneficiary will receive the death benefit you chose under the annuity option then in effect.

The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

Under the STANDARD DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greatest of:

    1)the contract value;
    2)the total premium payments made under the Contract after subtracting any withdrawals; or
    3)the cash surrender value.

Under the ANNUAL RATCHET ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greatest of:
    1)the contract value;
    2)the total premium payments made under the Contract after subtracting any withdrawals;
    3)the cash surrender value; or
    4)the enhanced death benefit, which is determined as follows: On each contract anniversary that occurs on or before the contract owner turns age 80, we compare the prior enhanced death benefit to the contract value and select the larger amount as the new enhanced death benefit. On all other days, the enhanced death benefit is the following amount: On a daily basis we first take the enhanced death benefit from the preceding  day  (which  would be the initial  premium  if  the preceding day is the contract date), then we add additional premiums paid since the preceding day, and then we subtract any withdrawals (including any market value adjustment applied to such withdrawals) made since the preceding day, and then we
      subtract  for any associated surrender charges.   That  amount
      becomes the new enhanced death benefit.

Note:In all cases described above, amounts could be reduced by premium taxes owed and withdrawals not previously deducted.

10.OTHER INFORMATION
  FREE LOOK. If you cancel the Contract within 10 days after you receive it, you will receive a full refund of your contract value. For purposes of the refund during the free look period, your contract value includes a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid. We determine your contract value at the close of business on the day we receive your written refund request.

  TRANSFERS AMONG INVESTMENT PORTFOLIOS AND THE FIXED ACCOUNT. You can make transfers among your investment portfolios and your investment in the fixed account as frequently as you wish without any current tax implications. The minimum amount for a transfer is $100. Currently there is no charge for transfers, and we do not limit the number of transfers allowed. The Company may, in the future, charge a $25 fee for any transfer after the twelfth transfer in a contract year or limit the number of transfers allowed. Keep in mind that if you transfer or otherwise withdraw your money from the fixed account more than 30 days before the applicable maturity date, we will apply a market value adjustment. A market value adjustment could increase or decrease your contract value and/or the amount you transfer or withdraw.

  NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate.

  ADDITIONAL FEATURES. This Contract has other features you may be interested in. These include:

       Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in the investment portfolios each month, which may give you a lower average cost per unit over time than a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. This option is currently available only if you have $1,200 or more in the Smith Barney Money Market portfolio or in the fixed account with a 1-year guaranteed interest period. Transfers from the fixed account under this program will not be subject to a market value adjustment.

       Systematic Withdrawals. During the accumulation phase, you can arrange to have money sent to you at regular intervals throughout the year. Within limits these withdrawals will not result in any withdrawal charge. Withdrawals from your money in the fixed account under this program are not subject to a market value adjustment. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

       Automatic Rebalancing. If your contract value is $10,000 or more, you may elect to have the Company automatically readjust the money between your investment portfolios periodically to keep the blend you select. Investments in the fixed account are not eligible for automatic rebalancing.

11.INQUIRIES
If you need more information after reading this prospectus, please contact us at:

  CUSTOMER SERVICE CENTER
  230 PARK AVENUE
  SUITE 966
  NEW YORK, NEW YORK 10169
  (800) 963-9539

  or your registered representative.

[begin shaded block]
FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT NY-B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY OF
NEW YORK
                             MAY 1, 1999
     DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS
                          EMPIRE PRIMELITE
[end shaded block]
--------------------------------------------------------------------------
This prospectus describes Empire PrimElite, an individual deferred variable annuity contract (the "Contract") offered by First Golden American Life Insurance Company of New York (the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

The Contract provides a means for you to invest your premium payments in one or more of 13 mutual fund investment portfolios. You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. The investment portfolios available under your Contract and the portfolio managers are:

MASSACHUSETTS FINANCIAL SERVICES          TRAVELERS INVESTMENT ADVISER, INC.
 COMPANY                                    Select High Growth Portfolio
 Total Return Series                        Select Growth Portfolio
 Research Series                            Select Balanced Portfolio
 Mid-Cap Growth Series                      Select Conservative Portfolio
SSBC FUND MANAGEMENT INC.                   Select Income Portfolio
  Smith Barney Large  Cap  Value Portfolio
  Smith Barney International Equity Portfolio
  Smith Barney High Income Portfolio
  Smith Barney Money Market Portfolio
  Appreciation Portfolio

The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account NY-B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We set the interest rates periodically. We will not set the interest rate to be less than a minimum annual rate of 3%. You may choose guaranteed interest periods of 1, 3, 5, 7 and 10 years. The interest earned on your money as well as your principal is guaranteed as long as you hold them until the maturity date. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. You bear the risk that you may receive less than your principal if we take a Market Value Adjustment. You have a right to return a Contract within 10 days after you receive it for a full refund of the contract value (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states.

This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information, dated May 1, 1999, has been filed with the Securities and Exchange Commission. It is available without charge
upon  request.   To  obtain a copy of this  document,  write  to  our
Customer Service Center at 230 Park Avenue, Suite 966, New York,  New
York  10169  or  call  (800) 963-9539, or access  the  SEC's  website
(http://www.sec.gov).   The table of contents  of  the  Statement  of
Additional Information ("SAI") is on the last page of this prospectus and the SAI is made part of this prospectus by reference.
--------------------------------------------------------------------------
THE   SECURITIES  AND  EXCHANGE  COMMISSION  HAS  NOT   APPROVED   OR
DISAPPROVED  THESE  SECURITIES OR PASSED UPON THE  ADEQUACY  OF  THIS
PROSPECTUS.   ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL
OFFENSE.

AN INVESTMENT IN THE GCG TRUST, TRAVELERS SERIES FUND INC., GREENWICH STREET SERIES FUND AND SMITH BARNEY CONCERT ALLOCATION SERIES INC. IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE GCG TRUST, TRAVELERS SERIES FUND INC., GREENWICH STREET SERIES FUND AND SMITH BARNEY CONCERT ALLOCATION SERIES INC.

[Shaded Section Header]
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                           TABLE OF CONTENTS
--------------------------------------------------------------------------
                                                             PAGE

     Index of Special Terms ................................... 1
     Fees and Expenses ........................................ 2
     Performance Information................................... 5
        Accumulation Unit...................................... 5
        Net Investment Factor.................................. 5
        Condensed Financial Information........................ 5
        Financial Statements................................... 5
        Performance Information................................ 5
     First Golden American Life Insurance Company of New York.. 6
     The Trusts................................................ 6
     First Golden Separate Account NY-B........................ 6
     The Investment Portfolios................................. 8
        Investment Objectives.................................. 8
        Investment Portfolio Management Fees................... 9
     The Fixed Interest Allocation.............................10
        Selecting a Guaranteed Interest Period.................10
        Guaranteed Interest Rates..............................10
        Transfers from a Fixed Interest Allocation.............11
        Withdrawals from a Fixed Interest Allocation...........11
        Market Value Adjustment................................11
     The Annuity Contract......................................12
        Contract Date and Contract Year........................12
        Annuity Start Date.....................................13
        Contract Owner.........................................13
        Annuitant..............................................13
        Beneficiary............................................14
        Purchase and Availability of the Contract..............14
        Crediting of Premium Payments..........................14
        Contract Value.........................................15
        Cash Surrender Value...................................15
        Surrendering to Receive the Cash Surrender Value.......16
        Addition, Deletion or Substitution of Subaccounts
        and Other Changes......................................16
        The Fixed Account......................................16
        Other Important Provisions.............................16
     Withdrawals...............................................17
        Regular Withdrawals....................................17
        Systematic Withdrawals.................................17
        IRA Withdrawals........................................18
     Transfers Among Your Investments..........................19
        Dollar Cost Averaging..................................19
        Automatic Rebalancing..................................20
     Death Benefit Choices.....................................20
        Death Benefit During the Accumulation Phase............20
          Standard Death Benefit...............................20
          Annual Ratchet Enhanced Death Benefit................21
        Death Benefit During the Income Phase..................21
     Charges and Fees .........................................21
        Charge Deduction Subaccount............................21

[Shaded Section Header]
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                           TABLE OF CONTENTS (CONTINUED)
--------------------------------------------------------------------------
                                                              PAGE
     Charges and Fees (continued)
        Charges Deducted from the Contract Value...............22
          Surrender Charge.....................................22
          Free Withdrawal Amount...............................22
          Surrender Charge for Excess Withdrawals..............22
          Premium Taxes........................................22
          Administrative Charge................................22
          Transfer Charge......................................23
        Charges Deducted from the Subaccounts..................23
          Mortality and Expense Risk Charge....................23
          Asset-Based Administrative Charge....................23
        Trust Expenses.........................................23
     The Annuity Options.......................................23
        Annuitization of Your Contract.........................23
        Selecting the Annuity Start Date.......................24
        Frequency of Annuity Payments..........................24
        The Annuity Options....................................24
          Income for a Fixed Period............................24
          Income for Life with a Period Certain................25
          Joint Life Income....................................25
          Annuity Plan.........................................25
        Payment When Named Person Dies.........................25
     Other Contract Provisions.................................25
        Reports to Contract Owners.............................25
        Suspension of Payments.................................25
        In Case of Errors in Your Application..................26
        Assigning the Contract as Collateral...................26
        Contract Changes-Applicable Tax Law....................26
        Free Look..............................................20
        Group or Sponsored Arrangements........................20
        Selling the Contract...................................20
     Other Information.........................................27
        Voting Rights..........................................27
        Year 2000 Problem......................................27
        State Regulation.......................................27
        Legal Proceedings......................................28
        Legal Matters..........................................28
        Experts................................................28
     Federal Tax Considerations................................28
     More Information about First Golden American..............34
     Financial Statements of First Golden American.............56
     Statement of Additional Information
        Table of Contents......................................91
     Appendix A
        Condensed Financial Information........................A1
     Appendix B
        Market Value Adjustment Examples.......................B1
     Appendix C
        Surrender Charge for Excess Withdrawals Example........C1

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                       INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------
The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

SPECIAL TERM                                      PAGE
Accumulation Unit                                   5
Annual Ratchet Enhanced Death Benefit              21
Annuitant                                          13
Annuity Start Date                                 13
Cash Surrender Value                               15
Contract Date                                      13
Contract Owner                                     13
Contract Value                                     15
Contract Year                                      13
Fixed Interest Allocation                          10
Free Withdrawal Amount                             22
Market Value Adjustment                            11
Net Investment Factor                               5
Standard Death Benefit                             20


The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the
Contract:

TERM USED IN THIS PROSPECTUS      CORRESPONDING TERM USED IN THE CONTRACT
Accumulation Unit Value                Index of Investment Experience
Annuity Start Date                     Annuity Commencement Date
Contract Owner                         Owner or Certificate Owner
Contract Value                         Accumulation Value
Transfer Charge                        Excess Allocation Charge
Fixed Interest Allocation              Fixed Allocation
Free Look Period                       Right to Examine Period
Guaranteed Interest Period             Guarantee Period
Subaccount(s)                          Division(s)
Net Investment Factor                  Experience Factor
Regular Withdrawals                    Conventional Partial Withdrawals
Withdrawals                            Partial Withdrawals

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                          FEES AND EXPENSES
--------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES*
   Surrender Charge:

     COMPLETE YEARS ELAPSED     0 |   1 |   2 |   3 |   4 |   5 |   6 |  7+|
      SINCE PREMIUM PAYMENT       |     |     |     |     |     |     |    |
     SURRENDER CHARGE           7%|   6%|   5%|   4%|   3%|   2%|   1%|  0%|

   Transfer Charge............................................ None**
   * If you invested in a Fixed Interest Allocation, a Market Value Adjustment may apply to certain transactions. This may increase
     or   decrease  your  contract  value  and/or  your  transfer  or surrender amount.
   **We may in the future charge $25 per transfer if you make more than 12 transfers in a contract year.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE
   Administrative Charge..........................................$30
  (We waive this charge if your premium payments or current contract value is $100,000 or more.)


SEPARATE ACCOUNT NY-B ANNUAL CHARGES***
                                          STANDARD      ENHANCED DEATH BENEFIT
                                        DEATH BENEFIT       ANNUAL RATCHET
   Mortality and Expense Risk Charge         1.10%              1.25%
    Asset-Based  Administrative  Charge      0.15%              0.15%
                                             ----               ----
    Total  Separate Account NY-B  Charges    1.25%              1.40%

   ***As a percentage of average assets in each subaccount.

THE GCG TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of an investment portfolio or on the combined average daily net assets of the indicated groups of portfolios):

[Table with Shaded Heading and Shaded Lines for readability]
|----------------------------------------------------------------------|
|                                          OTHER          TOTAL        |
|                                        EXPENSES(2)     EXPENSES      |
|                          MANAGEMENT  AFTER EXPENSE  AFTER EXPENSE    |
|  PORTFOLIO                FEES(1)    REIMBURSEMENT  REIMBURSEMENT(3) |
|----------------------------------------------------------------------|
|  Total Return                0.94%         0.03%        0.97%(3)     |
|  Research                    0.94%         0.00%        0.94%        |
|  Mid-Cap Growth              0.94%         0.01%        0.95%        |
|----------------------------------------------------------------------|
 (1)Fees decline as combined assets increase. See the prospectus for the GCG Trust for more information.
 (2)Other expenses generally consist of independent trustees fees and certain expenses associated with investing in international markets. Since the portfolios commenced operations during 1998, other expenses have been annualized.
 (3)Directed Services, Inc. is currently reimbursing expenses to maintain total expenses at 0.97% for the Total Return portfolio
    as  shown.   Without  this reimbursement, and  based  on  current
    estimates, total expenses for the Total Return portfolio would be 0.98%. This reimbursement agreement will remain in place through December 31, 1999.

TRAVELERS SERIES FUND INC. ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

[Table with Shaded Heading and Shaded Lines for readability]
|----------------------------------------------------------------------|
|                                MANAGEMENT      OTHER        TOTAL    |
|  PORTFOLIO                        FEES      EXPENSES(1)    EXPENSES  |
|----------------------------------------------------------------------|
|  Smith Barney Large Cap Value      0.65%         0.03%        0.68%  |
|  Smith Barney International Equity 0.90%         0.10%        1.00%  |
|  Smith Barney High Income          0.60%         0.07%        0.67%  |
|  Smith Barney Money Market         0.50%         0.14%        0.64%  |
|----------------------------------------------------------------------|
   (1)Other expenses are based on actual expenses for the year ended October 31, 1998.

GREENWICH STREET SERIES FUND ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

[Table with Shaded Heading]
|----------------------------------------------------------------------|
|                               MANAGEMENT      OTHER        TOTAL     |
|   PORTFOLIO                      FEES      EXPENSES(1)    EXPENSES   |
|----------------------------------------------------------------------|
|   Appreciation                  0.55%         0.25%        0.80%     |
|----------------------------------------------------------------------|
   (1)Other expenses are based on actual expenses for the year ended December 31, 1998.

SMITH BARNEY CONCERT ALLOCATION SERIES INC. ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

[Table with Shaded Heading and Shaded Lines for readability]
|----------------------------------------------------------------------|
|                               MANAGEMENT      OTHER        TOTAL     |
|   PORTFOLIO                      FEES      EXPENSES(1)    EXPENSES   |
|----------------------------------------------------------------------|
|   Select High Growth            0.35%        [0.90%]      [1.25%]    |
|   Select Growth                 0.35%        [0.81%]      [1.16%]    |
|   Select Balanced               0.35%        [0.70%]      [1.05%]    |
|   Select Conservative           0.35%        [0.72%]      [1.07%]    |
|   Select Income                 0.35%        [0.67%]      [1.02%]    |
|----------------------------------------------------------------------|
   (1)Other expenses are based on a weighted average of the expense ratios of the underlying funds in which a particular portfolio was invested on January 31, 1999. The expense ratios for the underlying funds are based on actual expenses for each fund's Class Y shares as of the end of such fund's most recent fiscal year.

The purpose of the foregoing tables is to help you understand the various costs and expenses that you will bear directly and indirectly. See the prospectuses of the GCG Trust, Travelers Series Fund Inc., Greenwich Street Series Fund and Smith Barney Concert Allocation Series Inc. for additional information on portfolio expenses.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the examples below.

EXAMPLES:
In the following examples, surrender charges may apply if you choose to annuitize within the first 7 contract years. The examples also assume election of the Annual Ratchet Enhanced Death Benefit and are based on an assumed 5% annual return.

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses for each $1,000 invested:
----------------------------------------------------------------------
THE GCG TRUST                 1 YEAR    3 YEARS    5 YEARS  10 YEARS
Total Return................. $94.92    $126.61    $160.86  $278.66
Research..................... $94.62    $125.70    $159.36  $275.65
Mid-Cap Growth .............. $94.72    $126.01    $159.86  $276.66
TRAVELERS SERIES FUND INC.
Smith Barney Large Cap Value. $92.01    $117.85    $146.21  $249.20
Smith Barney International
  Equity .................... $95.22    $127.51    $162.37  $281.65
Smith Barney High Income..... $91.91    $117.54    $145.70  $248.16
Smith Barney Money Market.... $91.61    $116.63    $144.17  $245.06
GREENWICH STREET SERIES FUND
Appreciation ................ $93.22    $121.48    $152.30  $261.50
SMITH BARNEY CONCERT
ALLOCATION SERIES INC.
Select High Growth........... $97.72    $134.99    $174.80  $306.24
Select Growth................ $96.82    $132.31    $170.34  $297.47
Select Balanced.............. $95.72    $129.01    $164.87  $286.62
Select Conservative.......... $95.92    $129.61    $165.86  $288.61
Select Income................ $95.42    $128.11    $163.37  $283.65

If you do not surrender your Contract or if you annuitize on the annuity start date, you would pay the following expenses for each $1,000 invested:

----------------------------------------------------------------------
THE GCG TRUST                 1 YEAR   3 YEARS    5 YEARS    10 YEARS
Total Return..................$24.92   $76.61     $130.86    $278.66
Research......................$24.62   $75.70     $129.36    $275.65
Mid-Cap Growth................$24.72   $76.01     $129.86    $276.66
TRAVELERS SERIES FUND INC.
Smith Barney Large Cap Value..$22.01   $67.85     $116.21    $249.20
Smith Barney International
  Equity......................$25.22   $77.51     $132.37    $281.65
Smith Barney High Income......$21.91   $67.54     $115.70    $248.16
Smith Barney Money Market.....$21.61   $66.63     $114.17    $245.06
GREENWICH STREET SERIES FUND
Appreciation..................$23.22   $71.48     $122.30    $261.50
SMITH BARNEY CONCERT
 ALLOCATION SERIES INC.
Select High Growth............$27.72   $84.99     $144.80    $306.24
Select Growth.................$26.82   $82.31     $140.34    $297.47
Select Balanced...............$25.72   $79.01     $134.87    $286.62
Select Conservative...........$25.92   $79.61     $135.86    $288.61
Select Income.................$25.42   $78.11     $133.37    $283.65

The examples above reflect the annual administrative charge as an annual charge of 0.09% of assets (based on an average contract value of $33,000). If the Standard Death Benefit is elected instead of the Annual Ratchet Enhanced Death Benefit used in the examples, the actual expenses will be less than those represented in the examples.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN SUBJECT TO THE TERMS OF YOUR CONTRACT.

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                       PERFORMANCE INFORMATION
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ACCUMULATION UNIT
We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account NY-B has its own accumulation unit value. The accumulation units are valued each business day that the
New  York  Stock  Exchange  is open for trading.   Their  values  may
increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

THE NET INVESTMENT FACTOR
The Net Investment Factor is an index number which reflects charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated as follows:
    (1)We take the net asset value of the subaccount at the end of each business day.
    (2)We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.
    (3)We divide (2) by the net asset value of the subaccount at the end of the preceding business day.
    (4)We then subtract the applicable daily mortality and expense risk charge and the daily asset-based administrative charge from each subaccount.

Calculations for the subaccounts are made on a per share basis.

CONDENSED FINANCIAL INFORMATION
Tables containing (i) the accumulation unit value history of each subaccount of First Golden American Separate Account NY-B offered in this prospectus and (ii) the total investment value history of each such subaccount are presented in Appendix A - Condensed Financial Information.

FINANCIAL STATEMENTS
The audited financial statements of Separate Account NY-B for the years ended December 31, 1998 and 1997 are included in the Statement of Additional Information. The audited financial statements of First Golden American for the years ended December 31, 1998, 1997 and 1996 are included in this prospectus.

PERFORMANCE INFORMATION
From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account NY-B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Smith Barney Money Market subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period.

Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long the subaccount of Separate Account NY-B has been in existence. We may show other total returns for periods less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account NY-B, assuming an investment at the beginning of the period, withdrawal of the investment at the end of the period, and the deduction of all applicable portfolio and contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the mutual fund investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account NY-B. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

Current yield for the Smith Barney Money Market subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Smith Barney Money Market subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance   information  reflects  only  the   performance   of   a
hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

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      FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
--------------------------------------------------------------------------
First  Golden American Life Insurance Company of New York  is  a  New
York stock life insurance company.  First Golden American is a wholly
owned  subsidiary of Golden American Life Insurance Company.   Golden
American, in turn, is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa") which, in turn, is a wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company with approximately $461.8 billion in assets as of December 31, 1998.  First Golden American is authorized to sell
variable  annuities  in the states of New York and  Delaware.   First
Golden American's financial statements appear in this prospectus.

Our principal office is located at 230 Park Avenue, Suite 966, New York, New York 10169.

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                             THE TRUSTS
--------------------------------------------------------------------------
The GCG Trust is a mutual fund whose shares are available to separate
accounts   funding  variable  annuity  and  variable  life  insurance policies offered by First Golden American, and its parent, Golden American Life Insurance Company. The GCG Trust also sells its shares to  separate  accounts of other insurance companies, both  affiliated
and  not  affiliated  with Golden American.   Pending  SEC  approval,
shares of the GCG Trust may also be sold to certain qualified pension and retirement plans.

The Travelers Series Fund, Greenwich Street Series Fund and Smith Barney Concert Allocation Series Inc. are also mutual funds whose shares are available to Separate Account NY-B which funds variable insurance products offered by First Golden American. The Travelers Series Fund Inc. and Greenwich Street Series Fund shares may also be available to other separate accounts funding variable insurance products offered by First Golden American. The Travelers Series Fund Inc., Greenwich Street Series Fund and Smith Barney Concert Allocation Series Inc. may also sell their shares to separate accounts of other insurance companies, both affiliated and not affiliated with First Golden American. The principal address of Travelers Series Fund Inc., Greenwich Street Series Fund and Smith Barney Concert Allocation Series Inc. is 388 Greenwich Street, New York, New York 10013.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts conflict, we, the Boards of Trustees of the GCG Trust, Travelers Series Fund, Greenwich Street Series Fund and Smith Barney Concert Allocation Series, Directed Services, Inc., and any other insurance companies participating in the Trusts will monitor events to identify and resolve any material conflicts that may arise.

YOU WILL FIND COMPLETE INFORMATION ABOUT THE GCG TRUST, TRAVELERS SERIES FUND INC., GREENWICH STREET SERIES FUND AND SMITH BARNEY CONCERT ALLOCATION SERIES INC. IN THE ACCOMPANYING TRUSTS' PROSPECTUSES. YOU SHOULD READ THEM CAREFULLY BEFORE INVESTING.

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             FIRST GOLDEN AMERICAN SEPARATE ACCOUNT NY-B
--------------------------------------------------------------------------
First Golden Separate Account B ("Account NY-B") was established as a separate account of the Company on June 13, 1996. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Account NY-B is a separate investment account used for our variable annuity contracts.
We own all the assets in Account NY-B but such assets are kept separate from our other accounts.

Account NY-B is divided into subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of the GCG Trust, Travelers Series Fund, Greenwich Street Series Fund and Smith Barney Concert Allocation Series Inc. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Account NY-B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Account B. If the assets in Account NY-B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

We currently offer other variable annuity contracts that invest in Account NY-B but are not discussed in this prospectus. Account NY-B may also invest in other investment portfolios which are not available under your Contract.

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                      THE INVESTMENT PORTFOLIOS
--------------------------------------------------------------------------
During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios listed below.
YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT PORTFOLIOS AND MAY LOSE YOUR PRINCIPAL.

INVESTMENT OBJECTIVES
The investment objective of each investment portfolio is set forth below. You should understand that there is no guarantee that any portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio managers anticipate changing economic and market conditions. MORE DETAILED INFORMATION ABOUT THE INVESTMENT PORTFOLIOS CAN BE FOUND IN THE PROSPECTUSES FOR THE GCG TRUST, TRAVELERS SERIES FUND INC., GREENWICH STREET SERIES FUND AND SMITH BARNEY CONCERT ALLOCATION SERIES INC. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING.

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   INVESTMENT PORTFOLIO             INVESTMENT OBJECTIVE
--------------------------------------------------------------------------
   Total Return     Seeks above-average income (compared to a portfolio
                    entirely   invested   in  equity   securities)
                    consistent  with  the  prudent  employment  of
                    capital.
                    Invests  primarily in a combination of  equity
                    and fixed income securities.
                    ------------------------------------------------------
   Research         Seeks long-term growth of capital and future income.
                    Invests   primarily  in   common   stocks   or
                    securities convertible into common  stocks  of
                    companies believed to have better than average
                    prospects for long-term growth.
                    ------------------------------------------------------
   Mid-Cap Growth   Seeks long-term growth of capital.
                    Invests  primarily  in  equity  securities  of
                    companies  with  medium market  capitalization
                    which  the  portfolio  manager  believes  have
                    above-average growth potential.
                    ------------------------------------------------------
   Smith Barney
     Large Cap
     Value          Seeks current  income and long-term growth  of  income
                    and capital.
                    Invests primarily in common stocks of U.S. companies
                    having market capitalization of at least $5 billion
                    at the time of investment.
                    ------------------------------------------------------
   Smith Barney
     International
     Equity         Seeks total return on its assets from growth of capital
                    and income.
                    Invests  primarily in a diversified  portfolio
                    of  equity securities of established  non-U.S.
                    issuers.
                    ------------------------------------------------------
   Smith Barney High
     Income         Seeks high current income.  Secondary objective:
                    capital appreciation.
                    Invests   in   high-yielding  corporate   debt
                    obligations and preferred stock of foreign issuers.
                    In addition, the portfolio may invest up to 20% of its
                    assets  in  the securities of foreign  issuers
                    that  are denominated in currencies other than
                    U.S. dollars.
                    ------------------------------------------------------
   Smith Barney
     Money Market   Seeks maximum current income and preservation of capital.
                    Invests  in bank obligations and high  quality
                    commercial  paper, corporate  obligations  and
                    municipal  obligations  in  addition  to  U.S.
                    government  securities and related  repurchase
                    agreements.
                    ------------------------------------------------------
   Appreciation     Seeks long-term appreciation of capital.
                    Invests primarily in equity and equity-related
                    securities   that  are  believed   to   afford
                    attractive opportunities for appreciation.
                    ------------------------------------------------------

   Select High
     Growth         Seeks capital appreciation.
                    Invests  a  large  portion of  its  assets  in
                    aggressive equity mutual funds that  focus  on
                    smaller, more speculative companies as well as
                    mid-sized  (or  larger)  companies  with   the
                    potential  for  rapid growth.   A  significant
                    portion of the portfolio may be invested in
                    international  or  emerging markets  funds  in
                    order   to   achieve   a  greater   level   of
                    diversification.
                    ------------------------------------------------------
   Select Growth    Seeks long-term growth of capital.
                    Invests primarily in nutual funds that focus in
                    large-capitalization equity securities, to provide
                    growth.  The portfolio also invests in mutual funds
                    that focus on small-  and middle-capitalization
                    equity securities and international securities.  In
                    addition,   a  significant  portion   of   the
                    portfolio is also allocated to bonds, to  help
                    reduce volatility.
                    ------------------------------------------------------
   Select Balanced  Seeks  long-term growth of capital  and  income, placing  equal emphasis on current income  and
                    capital appreciation.
                    The   portfolio  divides  its  assets  roughly
                    between equity and fixed-income mutual  funds.
                    The   equity   funds   are  primarily   large-
                    capitalization, dividend-paying  stock  funds.
                    The  fixed-income portion of the portfolio  is
                    mainly  invested in funds that invest in  U.S.
                    government and agency securities, as  well  as
                    mortgage-backed securities.
                    ------------------------------------------------------
   Select
     Conservative   Seeks income, and secondarily, long-term capital growth.
                    The  portfolio consists primarily  of  taxable
                    fixed income funds, with a significant portion
                    invested  in equity funds that invest primarily
                    in large-capitalization U.S. stocks.
                    ------------------------------------------------------
   Select Income    Seeks high current income.
                    The portfolio allocates most of its assets  to
                    taxable   fixed-income   funds   designed   to
                    generate  a  high  level of income  consistent
                    with   safety   and  relative   stability   of
                    principal.   A small portion of the  portfolio
                    is invested in equity funds that primarily invest
                    in large-capitalization U.S. stocks.
                    ------------------------------------------------------

INVESTMENT PORTFOLIO MANAGEMENT FEES
Directed Services, Inc. serves as the overall manager of the GCG Trust and SSBC Fund Management Inc. serves as the overall manager of Travelers Series Fund, Greenwich Street Series Fund and Smith Barney Concert Allocation Series Inc. Directed Services, Inc. has retained a portfolio manager to manage the assets of the portfolios of the GCG Trust.

Directed Services and SSBC Fund Management Inc. provide or procure, at their own expense, the services necessary for the operation of the portfolios. The GCG Trust pays Directed Services for its services a monthly fee based on the annual rates of the average daily net assets of the investment portfolios. Each portfolio pays its portfolio manager, for its services a fee, payable monthly, based on the annual rates of the average daily net assets of the portfolio. Directed Services (and not the GCG Trust) in turn pays each portfolio manager a monthly fee for managing the assets of the portfolios.

Directed Services, Inc. and SSBC Fund Management Inc. do not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and
extraordinary   expenses,  such  as  litigation  or   indemnification
expenses.

More detailed information about each portfolio's management fees can be found in the prospectuses for each Trust. You should read these prospectuses before investing.

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                    THE FIXED INTEREST ALLOCATION
--------------------------------------------------------------------------
You may allocate premium payments and transfer your contract value to the guaranteed interest periods of our Fixed Account at any time during the accumulation period. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We currently offer guaranteed interest periods of 1, 3, 5, 7 and 10 years, although we may not offer all these periods in the future. You may select one or more guaranteed interest periods at any one time. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that  Fixed  Interest  Allocation before the end  of  the  guaranteed
interest  period.   Each  guaranteed  interest  period  ends  on  its
maturity date which is the last day of the month in which the interest period is scheduled to expire.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction. YOU BEAR THE RISK THAT YOU MAY RECEIVE LESS THAN YOUR PRINCIPAL IF WE APPLY A MARKET VALUE ADJUSTMENT.

Assets supporting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customer, contract owners and other creditors. Interests under your Contract relating to the Fixed Account are registered under the Securities Act of 1933, but the Fixed Account is not registered under the 1940 Act.

SELECTING A GUARANTEED INTEREST PERIOD
You may select one or more Fixed Interest Allocations with specified guaranteed interest periods. A guaranteed interest period is the period that a rate of interest is guaranteed to be credited to your Fixed Interest Allocation. We may at any time decrease or increase the number of guaranteed interest periods offered.

Your contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals (including any Market Value Adjustment applied to such withdrawal), transfers or other charges we may impose, including any Market Value Adjustment. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of contract value. We will credit interest daily at a rate which yields the quoted guaranteed interest rate.

GUARANTEED INTEREST RATES
Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you hold it until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. The determination may be influenced by the interest rates on fixed income investments in which we may invest with the amounts we receive under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities (i.e., rated by Standard & Poor's rating system to be suitable for prudent investors) although we are not obligated to invest according to any particular strategy, except as may be required by applicable law. You will have no direct or indirect interest in these investments. We will also consider other factors in determining the guaranteed interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates but no Fixed Interest Allocation will ever have a guaranteed interest rate of less than 3% per year.

We may from time to time at our discretion offer interest rate specials for new premiums that are higher than the current base interest rate then offered. Renewal rates for such rate specials will be based on the base interest rate and not on the special rates initially declared.

TRANSFERS FROM A FIXED INTEREST ALLOCATION
You may transfer your contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of Account NY-B. Unless you tell us the Fixed Interest Allocations from which such transfers will be made, we will transfer amounts from your Fixed Interest Allocations starting with the guaranteed interest period nearest its maturity date, until we have honored your transfer request.

The minimum amount that you can transfer to or from any Fixed Interest Allocation is $250. If a transfer request would reduce the contract value remaining in a Fixed Interest Allocation to less than $250, we will treat such transfer request as a request to transfer the entire contract value in such Fixed Interest Allocation. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation offered only with dollar cost averaging, cancelling dollar cost averaging will cause a transfer of the entire contract value in such Fixed Interest Allocation to the Liquid Asset subaccount, and such a transfer is subject to a Market Value Adjustment.

On the maturity date of a guaranteed interest period, you may transfer amounts from the applicable Fixed Interest Allocation to the subaccounts and/or to new Fixed Interest Allocations with guaranteed interest periods of any length we are offering at that time. You may not, however, transfer amounts to any Fixed Interest Allocation with a guaranteed interest period that extends beyond the annuity start date.

At least 30 calendar days before a maturity date of any of your Fixed Interest Allocations, or earlier if required by state law, we will send you a notice of the guaranteed interest periods that are available. You must notify us which subaccounts or new guaranteed interest periods you have selected before the maturity date of your Fixed Interest Allocations. If we do not receive timely instructions from you, we will transfer the contract value in the maturing Fixed Interest Allocation to a new Fixed Interest Allocation with a
guaranteed  interest  period  that  is  the  same  as  the   expiring
guaranteed interest period. If such guaranteed interest period is not available or would go beyond the annuity start date, we will transfer your contract value in the maturing Fixed Interest Allocation to the next shortest guaranteed interest period which does not go beyond the annuity start date. If no such guaranteed interest period is available, we will transfer the contract value to a subaccount specially designated by the Company for such purpose. Currently we use the Smith Barney Money Market subaccount for such purpose.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION
During the accumulation phase, you may withdraw a portion of your contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a
Fixed Interest Allocation under our systematic withdrawal option. Systematic withdrawals from a Fixed Interest Allocation are not permitted if such Fixed Interest Allocation is currently participating in the dollar cost averaging program. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and, in some cases, a surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax.

If you tell us the Fixed Interest Allocation from which your withdrawal will be made, we will assess the withdrawal against that Fixed Interest Allocation. If you do not, we will assess your withdrawal against the subaccounts in which you are invested, unless the withdrawal exceeds the contract value in the subaccounts. If there is no contract value in those subaccounts, we will deduct your withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request.

MARKET VALUE ADJUSTMENT
We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation (unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date. A Market Value Adjustment may decrease, increase or have no effect on your contract value.
We determine the Market Value Adjustment by multiplying the amount you withdraw, transfer or apply to an income plan by the following factor:

             (   1+I   )N/365     -1
             (---------)
             (1+J+.0025)

Where,
   o "I" is the Index Rate for a Fixed Interest Allocation on the first day of the guaranteed interest period;
   o "J" is the Index Rate for a new Fixed Interest Allocation with a guaranteed interest period equal to the time remaining in the guaranteed interest period; and
   o "N" is the remaining number of days in the guaranteed interest period at the time of calculation.

The Index Rate is the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for a period equal to the applicable guaranteed interest period. The average currently is based on the period starting from the 22nd day of the calendar month two months prior to the month of the Index Rate determination and ending the 21st day of the calendar month immediately before the month of determination. We currently calculate the Index Rate once each calendar month but have the right to calculate it more frequently. The Index Rate will always be based on a period of at least 28 days. If the Ask Yields are no longer available, we will determine the Index Rate by using a suitable and approved, if required, replacement method.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

Several examples which illustrate how the Market Value Adjustment works are included in Appendix B.

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                        THE ANNUITY CONTRACT
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The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the GCG Trust, Travelers Series Fund, Greenwich Street Series and Smith Barney Concert Allocation Series funded by Account NY-B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account.

CONTRACT DATE AND CONTRACT YEAR
The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

ANNUITY START DATE
The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

CONTRACT OWNER
You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the income phase begins, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the income phase begins, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, this will be treated as a change of contract owner for determining the death benefit. If no beneficial owner of the Trust has been designated, the availability of enhanced death benefits will be based on the age of the annuitant at the time you purchase the Contract.

  JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the
Contract will pass to the surviving joint owner. The age of the older owner will determine the applicable death benefit if Enhanced Death Benefits are available for multiple owners.

ANNUITANT
The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. If the annuitant dies before the annuity start date, and a contingent annuitant has been named, the contingent annuitant becomes the annuitant (unless the contract owner is not an individual, in which case the death benefit becomes payable).

If there is no contingent annuitant when the annuitant dies before the annuity start date, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant.

If there is no contingent annuitant when the annuitant dies before the annuity start date and the contract owner is not an individual, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax advisor for more information if you are not an individual.

BENEFICIARY
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds and who becomes the successor contract owner if the contract owner (or the annuitant if the contract owner is other than an individual) dies before the annuity start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, the death benefit proceeds are paid to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.

  CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the beneficiary. All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

PURCHASE AND AVAILABILITY OF THE CONTRACT
We will issue a Contract only if both the annuitant and the contract owner are not older than age 85.
The initial premium payment must be $10,000 or more ($1,500 for qualified Contracts). You may make additional payments of $500 or more ($250 for qualified Contracts) at any time after the free look period before you turn age 85. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.

CREDITING OF PREMIUM PAYMENTS
We will allocate your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. Subsequent premium payments received in good order will be credited to a Contract within 1 business day if they are received in good order. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain premium payments for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed. Once the completed application is received, we will allocate the payment to the subaccount and/or Fixed Interest Allocations specified by you within 2 business days. We will make inquiry to discover any missing information related to subsequent payments. For any subsequent premium payments, the payment will be credited at the accumulation unit value next determined after receipt of your premium payment.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Account NY-B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

In some states, we may require that an initial premium designated for a subaccount of Account B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Smith Barney Money Market subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

CONTRACT VALUE
We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (a) the contract value in the Fixed Interest Allocations, and (b) the contract value in each subaccount in which you are invested.

  CONTRACT VALUE IN FIXED INTEREST ALLOCATIONS. The contract value in your Fixed Interest Allocation(s) is the sum of premium payments allocated to the Fixed Interest Allocation(s) under the Contract, plus contract value transferred to the Fixed Interest Allocation, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such withdrawal), contract fees, and premium taxes.

  CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium not allocated to a Fixed Interest Allocation will be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Smith Barney Money Market subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:
    (1)We take the contract value in the subaccount at the end of the preceding business day.
    (2)We multiply (1) by the subaccount's Net Investment Factor since the preceding business day.
    (3)We add (1) and (2).
    (4)We add to (3) any additional premium payments, and then add or subtract transfers to or from that subaccount.
    (5)We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

CASH SURRENDER VALUE
The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market Value Adjustment. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we adjust for any Market Value Adjustment, then we deduct any surrender charge, any charge for premium taxes, and any other charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. We will determine and pay the cash surrender value at the price next determined after receipt of your request. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Smith Barney Money Market subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax advisor regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments.

We also reserve the right to: (i) deregister Account B under the 1940 Act; (ii) operate Account B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Account B; and (v) combine Account B with other accounts.
We will, of course, provide you with written notice before any of these changes are effected.

THE FIXED ACCOUNT
The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See "The Fixed Interest Allocations" for more information.

Other Contracts

We offer other variable annuity contracts that also invest in the same portfolios of the Trusts. These contracts have different charges that could effect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

OTHER IMPORTANT PROVISIONS
See "Withdrawals," "Transfers Among Your Investments," "Death Benefit Choices," "Charges and Fees," "The Annuity Options" and "Other Contract Provisions" in this prospectus for information on other important provisions in your Contract.

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                             WITHDRAWALS
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Any time during the accumulation phase and before the death of the annuitant, you may withdraw all or part of your money. Keep in mind that if you request a withdrawal for more than 90% of the cash surrender value, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The
Free Withdrawal Amount in any contract year is 15% of your contract value on the date of withdrawal less any withdrawals during that contract year.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Smith Barney Money Market subaccount) prior to processing the withdrawal. This transfer will not effect the withdrawal amount you receive.
We offer the following three withdrawal options:

REGULAR WITHDRAWALS
After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $1,000. We will apply a Market Value Adjustment to any regular withdrawals from a Fixed Interest Allocation that is taken more than 30 days before its maturity date.

SYSTEMATIC WITHDRAWALS
You may choose to receive automatic systematic withdrawals on a monthly, quarterly, or annual basis from the contract value in the subaccounts in which you are invested or from your Fixed Interest Allocations. You may elect payments to start as early as 28 days after the contract date. You select the date on which the withdrawals will be made but this date cannot be later than the 28th day of the month. If you do not choose a date, we will make the withdrawals on the same calendar day of each month as the contract date. Each withdrawal payment must be at least $100.

The amount of your withdrawal can either be a (i) fixed dollar amount, or (ii) an amount based on a percentage of the contract value from the subaccounts in which you are invested. Both options are subject to the following maximums:

                    FREQUENCY     MAXIMUM PERCENTAGE
                    Monthly            1.25%
                    Quarterly          3.75%
                    Annually          15.00%

If   you  select  a  fixed  dollar  amount  and  the  amount  to   be
systematically withdrawn would exceed the applicable maximum percentage of your contract value on the withdrawal date, we will reduce the amount withdrawn so that it equals such percentage. If you select a percentage and the amount to be systematically withdrawn based on that percentage would be less than the minimum of $100, we will increase the amount to $100 provided it does not exceed the maximum percentage. If it is below the maximum percentage we will send the $100. If it is above the maximum percentage we will send the amount and then cancel the option.

Systematic withdrawals from Fixed Interest Allocations are limited to interest earnings during the prior month, quarter, or year, depending on the frequency you choose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you choose the fixed payment option discussed below and the payments exceed your interest earnings. A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may choose an option available under our systematic withdrawal program that will allow you to receive systematic payments in fixed amounts. Under this option, you choose the amount of the fixed systematic withdrawal which may total up to 15% of your cumulative premium payments, or in amounts calculated to satisfy Section 72(q) or 72(t) of the Tax Code. Since the amount of the systematic fixed payment under this option may exceed the Free Withdrawal Amount, (i) a surrender charge would apply to the extent the systematic payment exceeds the Free Withdrawal Amount, and (ii) a Market Value Adjustment would apply to the extent the systematic payment exceeds interest earnings on your Fixed Interest Allocations. Under this option, we apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than the systematic payment) so that the amount of your systematic withdrawals remain the amount you requested.

Subject to the above, you may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. You may elect to have this option commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal. You may not elect this if you are taking IRA withdrawals.

IRA WITHDRAWALS
If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by Federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by Federal tax law, distributions adequate to satisfy the requirements imposed by Federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the Statement of Additional Information. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment.

CONSULT YOUR TAX ADVISOR REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

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                  TRANSFERS AMONG YOUR INVESTMENTS
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You may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations at the end of the free look period until the annuity start date. We currently do not charge you for transfers made during a contract year, but reserve the right to charge $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgement or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date, unless the transfer is made under the dollar cost averaging program.
Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation.

To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Account NY-B and the Company will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We require personal identifying information to process a request for transfer made over the telephone.

DOLLAR COST AVERAGING
You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in the Smith Barney Money Market subaccount, or in a Fixed Interest Allocation with a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocations serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and less units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. The maximum amount that can be transferred each month is your contract value in the Smith Barney Money Market subaccount or a Fixed Interest Allocation with a one-year guaranteed interest period, divided by 12. You may change the transfer amount once each contract year.

Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis.

The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date. A Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING
If you have at least $10,000 of contract value invested in the subaccounts of Account NY-B, you may elect to have your investments in the subaccounts automatically rebalanced. We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

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                        DEATH BENEFIT CHOICES
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DEATH BENEFIT DURING THE ACCUMULATION PHASE
During the accumulation phase, a death benefit is payable when either the annuitant (when contract owner is not an individual), the contract owner or the first of joint owners dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit value is calculated at the close of the business day on which we receive proof of death at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of death, the amount of  the  benefit payable in the future may be affected.  The proceeds may  be  received in a single sum or applied to any  of  the  annuity
options.   If we do not receive a request to apply the death  benefit
proceeds   to  an  annuity  option,  we  will  make  a   single   sum
distribution.  We will generally pay death benefit proceeds within  7 days after our Customer Service Center has received sufficient information to make the payment.

You may choose from the following 2 death benefit choices: (1) the Standard Death Benefit Option; and (2) the Annual Ratchet Enhanced Death Benefit Option. Once you choose a death benefit, it cannot be changed. We may in the future stop or suspend offering any of the enhanced death benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the guaranteed death benefit.

  STANDARD DEATH BENEFIT. You will automatically receive the Standard Death Benefit unless you elect the Annual Ratchet Enhanced Death Benefit. The Standard Death Benefit under the Contract is the greatest of (i) your contract value; (ii) total premium payments less any withdrawals; and (iii) the cash surrender value.

  ANNUAL RATCHET ENHANCED DEATH BENEFIT. The Annual Ratchet Enhanced Death Benefit under the Contract is the greatest of (i) the contract value; (ii) total premium payments less any withdrawals;
(iii) the cash surrender value; and (iv) the enhanced death benefit as calculated below.

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            HOW THE ENHANCED DEATH BENEFIT IS CALCULATED
            FOR THE ANNUAL RATCHET ENHANCED DEATH BENEFIT
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   On each contract anniversary that occurs on or before the contract owner turns age 80, we compare the prior enhanced death benefit to the contract value and select the larger amount as the new enhanced death benefit.

   On  all  other days, the enhanced death benefit is  the  amount
   determined  below.   We first take the enhanced  death  benefit
   from  the preceding day (which would be the initial premium  if the valuation date is the contract date) and then we add additional premiums paid since the preceding day, then we subtract any withdrawals (including any Market Value Adjustment applied to such withdrawals) since the preceding day, and  then
   we  subtract  any  associated surrender charges.   That  amount
   becomes the new enhanced death benefit.
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The  Annual Ratchet Enhanced Death Benefit is available only  at  the time  you  purchase your Contract and only if the contract  owner  or annuitant  (when the contract owner is other than an  individual)  is
not  more  than  79  years old at the time of purchase.   The  Annual
Ratchet Enhanced Death Benefit may not be available where a Contract is held by joint owners.

DEATH BENEFIT DURING THE INCOME PHASE
If any contract owner or the annuitant dies after the annuity start date, the Company will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

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                          CHARGES AND FEES
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We deduct the charges described below to cover our cost and expenses,
services  provided and risks assumed under the Contracts.   We  incur
certain costs and expenses for distributing and administrating the Contracts, for paying the benefits payable under the Contracts and for  bearing various risks associated with the Contracts.  The amount
of   a  charge  will  not  always  correspond  to  the  actual  costs
associated.   For  example, the surrender charge  collected  may  not
fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, we may use such profits to finance the distribution of contracts.

CHARGE DEDUCTION SUBACCOUNT
You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Smith Barney Money Market subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, the charges will be deducted as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE
We deduct the following charges from your contract value:

  SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 7-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment. This charge is intended to cover sales expenses that we have incurred. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:


     COMPLETE YEARS ELAPSED     0 |  1 |  2 |  3 |  4 |  5 |  6 |  7+|
      SINCE PREMIUM PAYMENT       |    |    |    |    |    |    |    |
                                  |    |    |    |    |    |    |    |
     SURRENDER CHARGE           7%|  6%|  5%|  4%|  3%|  2%|  1%|  0%|

We will waive the surrender charge in most states in the following events: (i) you begin receiving qualified extended medical care on or after the first contract anniversary for at least 45 days during a 60 day period and your request for the surrender or withdrawal, together with all required documentation is received at our Customer Service Center during the term of your care or within 90 days after the last day of your care; or (ii) you are first diagnosed by a qualifying medical professional, on or after the first contract anniversary, as having a qualifying terminal illness. We have the right to require an examination by a physician of our choice. If we require such an examination, we will pay for it. You are required to send us satisfactory written proof of illness. The waiver of surrender charge may not be available in all states.

  FREE  WITHDRAWAL  AMOUNT.   The  Free  Withdrawal  Amount  in   any
contract year is 15% of your contract value on the date of withdrawal less any withdrawals during that contract year.

  SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN 30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT.

For the purpose of calculating the surrender charge for an excess withdrawal: a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix
C. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

  PREMIUM TAXES. We may make a charge for state and local premium taxes depending on the contract owner's state of residence. The tax can range from 0% to 3.5% of the premium. We have the right to change this amount to conform with changes in the law or if the contract owner changes state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it on surrender of the Contract, on excess withdrawals or on the annuity start date.

  ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each Contract anniversary, or if you surrender your Contract prior to a Contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $30 per

Contract. This charge is waived if you have a contract value exceeding $100,000 at the end of a contract year or the sum of the premiums paid equals or exceeds $100,000. We deduct the annual administrative charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

  TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. If such a charge is assessed, we would deduct the charge from the subaccounts and the Fixed Interest Allocations from which each such transfer is made in proportion to the amount being transferred from each such subaccount and Fixed Interest Allocation unless you have chosen to have all charges deducted from a single subaccount. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose.

CHARGES DEDUCTED FROM THE SUBACCOUNTS
  MORTALITY AND EXPENSE RISK CHARGE. The amount of the mortality and expense risk charge depends on the death benefit you have elected. If you have elected the Standard Death Benefit, the charge, on an annual basis, is equal to 1.10% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .003030% for each day since the previous business day. If you have elected the Annual Ratchet Enhanced Death Benefit, the charge, on an annual basis, is equal to 1.25% of the assets you have in each subaccount. The charge is deducted each business day at the rate of
 .003446% for each day since the previous business day.

  ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily charge from the assets in each subaccount, to compensate us for a portion of the administrative expenses under the Contract. The daily charge is at a rate of .000411% (equivalent to an annual rate of 0.15%) on the assets in each subaccount.

TRUST EXPENSES
There are fees and charges deducted from each investment portfolio of the Trusts. Please read the respective Trust prospectus for details.

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                         THE ANNUITY OPTIONS
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ANNUITIZATION OF YOUR CONTRACT
If the annuitant and contract owner are living on the annuity start date, we will begin making payments to the contract owner under an
income  plan.   We will make these payments under the annuity  option
chosen. You may change annuity option by making a written request to us at least 30 days before the annuity start date. The amount of the payments will be determined by applying your contract value adjusted for any applicable Market Value Adjustment on the annuity start date in accordance with the annuity option you chose.

You may also elect an annuity option on surrender of the Contract for its cash surrender value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the annuity start date. If, at the time of the contract owner's death or the annuitant's death (if the contract owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the contract value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.

Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Some fixed annuity options provide fixed payments either for a specified period of time or for the life of the annuitant. The amount of life income payments will depend on the form and duration of payments you chose, the age of the annuitant or beneficiary (and gender, where appropriate), the total contract value applied to purchase a Fixed Interest Allocation, and the applicable payment rate.

Our approval is needed for any option where:
    (1)The person named to receive payment is other than the contract owner or beneficiary;
    (2)The  person  named  is  not  a  natural  person,  such  as   a
       corporation; or
    (3)Any income payment would be less than the minimum annuity income payment allowed.

SELECTING THE ANNUITY START DATE
You select the date on which the annuity payments commence. The annuity start date must be at least 5 years from the contract date but before the month immediately following the annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday, or 10 years from the contract date, if later.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. See "Federal Tax Considerations" and the Statement of Additional Information. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2 or,in some cases, retire. Distributions may be made through annuitization or withdrawals. Consult your tax advisor.

FREQUENCY OF ANNUITY PAYMENTS
You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITY OPTIONS
We offer the 4 annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable. For a fixed annuity option, the contract value in the subaccounts is transferred to the Company's general account.

  OPTION 1. INCOME FOR A FIXED PERIOD. Under this option, we make monthly payments in equal installments for a fixed number of years based on the contract value on the annuity start date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the cash surrender value or contract value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the contract owner reaches age 591/2.

  OPTION 2. INCOME FOR LIFE WITH A PERIOD CERTAIN. Payment is made for the life of the annuitant in equal monthly installments and guaranteed for at least a period certain such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person's age on his or her last birthday before the annuity start date. Amounts for ages not shown in the Contract are available if you ask for them.

  OPTION 3. JOINT LIFE INCOME. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the contract owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available if you ask for them.

  OPTION 4. ANNUITY PLAN. The contract value can be applied to any other annuitization plan that we choose to offer on the annuity start date.

PAYMENT WHEN NAMED PERSON DIES
When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and First Golden American. The amounts we will pay are determined as follows:
    (1)For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for Option 1 and 3.50% for Option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2 if such payments were not based on the tables in the Contract.
    (2)For Option 3, no amounts are payable after both named persons have died.
    (3)For Option 4, the annuity option agreement will state the amount we will pay, if any.

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                      OTHER CONTRACT PROVISIONS
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REPORTS TO CONTRACT OWNERS
We  will send you a quarterly report within 31 days after the end  of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar
quarter.   The report will also show the allocation of your  contract value and reflects the amounts deducted from or added to the contract value since the last report. We will also send you copies of any shareholder reports of the investment portfolios in which Account NY-
B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS
The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York

Stock Exchange is restricted; (3) when an emergency exists as determined by the Securities and Exchange Commission so that the sale of securities held in Account NY-B may not reasonably occur or so that the Company may not reasonably determine the value of Account B's net assets; or (4) during any other period when the Securities and Exchange Commission so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION
If an age or sex given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

ASSIGNING THE CONTRACT AS COLLATERAL
You may assign a non-qualified Contract as collateral security for a loan but understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment may have federal tax consequences. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES  APPLICABLE TAX LAW
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity. You will be given advance notice of such changes.

FREE LOOK
You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period.
To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, your contract value includes a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts will be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Smith Barney Money Market subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and cancellation request. We determine your contract value at the close of business on the day we receive your written request. If you keep your Contract after the free look period, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, we may reduce any surrender, administration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer an alternative or reduced death benefit.

SELLING THE CONTRACT
Directed Services, Inc. is principal underwriter and distributor of the Contract as well as for other contracts issued through Account NY-B and other separate accounts of First Golden American and Golden American Life Insurance Company. We pay Directed Services Inc. for acting as principal underwriter under a distribution agreement which in turn pays the writing agent. The principal address of Directed Services is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.

Directed Services enters into sales agreements with broker-dealers to sell the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. DSI receives a maximum of 6.5% commission, and passes through 100% of the commission to the broker-dealer whose registered representative sold the contract.

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                               Underwriter Compensation
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 |   NAME OF PRINCIPAL     |     AMOUNT OF         |          OTHER           |
 |     UNDERWRITER         | COMMISSION TO BE PAID |      COMPENSATION        |
 |                         |                       |                          |
 | Directed Services, Inc. |   Maximum of 6.5%     |   Reimbursement of any   |
 |                         |   of any initial      | covered expenses incurred|
 |                         |   or additional       |      by registered       |
 |                         |  premium payments     |    representatives in    |
 |                         | except when combined  |     connection with      |
 |                         |   with some annual    |     the distribution     |
 |                         |   trail commissions.  |    of the Contracts.     |
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Certain sales agreements may provide for a combination of a certain percentage of commission at the time of sale and an annual trail commission (which when combined could exceed 6.5% of total premium payments).

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                          OTHER INFORMATION
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VOTING RIGHTS
We will vote the shares of a Trust owned by Account NY-B according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that subaccount. We will also vote shares we hold in Account B which are not attributable to contract owners in the same proportion.

YEAR 2000 PROBLEM
Like other business organizations and individuals around the world, First Golden American and Account NY-B could be adversely affected if the computer systems doing the accounts processing or on which First Golden American and/or Account NY-B relies do not properly process and calculate date-related information related to the end of the year 1999. This is commonly known as the Year 2000 (or Y2K) Problem. First Golden American is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by its and Account NY-B's major service providers. At this time, however, we cannot guarantee that these steps will be sufficient to avoid any adverse impact on First Golden American and Account NY-B.

STATE REGULATION
We are regulated by the Insurance Department of the State of New York. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered  by  this  prospectus  has been  approved  by  the  Insurance

Department of the State of New York. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS
The Company and its parent, like other insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that currently there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Company or Account B.

LEGAL MATTERS
The legal validity of the Contracts was passed on by Myles R. Tashman, Esquire, Executive Vice President, General Counsel and Secretary of First Golden American. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

EXPERTS
The  audited  financial  statements of  First  Golden  American  Life
Insurance Company of New York and Account NY-B appearing or incorporated by reference in the Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing or incorporated by reference in the Statement of Additional Information and in the Registration Statement and are included or incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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                     FEDERAL TAX CONSIDERATIONS
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The following summary provides a general description of the federal income tax considerations associated with this Contract and does not
purport  to  be  complete  or  to cover  all  tax  situations.   This
discussion  is not intended as tax advice.  You should  consult  your
counsel   or   other  competent  tax  advisers  for   more   complete
information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED
The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whom premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment
under  Sections  401(a),  403(b), 408, or  408A  of  the  Code.   The
ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract
in  order  to  continue  receiving  favorable  tax  treatment.   Some
retirement  plans are subject to distribution and other  requirements
that   are   not   incorporated  into  our  Contract   administration
procedures.   Contract  owners, participants  and  beneficiaries  are
responsible  for  determining that contributions,  distributions  and
other   transactions  with  respect  to  the  Contract  comply   with
applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts
are   purchased   with  proceeds  from  and/or  contributions   under
retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS
  DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for the Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Account B, through the subaccounts, will satisfy these diversification requirements.
In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give contract owners investment control over Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Account B assets supporting the Contract.

  REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAX TREATMENT OF ANNUITIES
  IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

TAXATION OF NON-QUALIFIED CONTRACTS
  NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

  WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge)
immediately before the distribution over the contract owner's investment in the Contract at that time. The tax treatment of market value adjustments is uncertain. You should consult a tax adviser if you are considering taking a withdrawal from your Contract in circumstances where a market value adjustment would apply.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

  PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a non-qualified Contract, there may be imposed a federal tax
penalty  equal to 10% of the amount treated as income.   In  general,
however, there is no penalty on distributions:
  o   made on or after the taxpayer reaches age 59 1/2;
  o   made on or after the death of a contract owner;
  o   attributable to the taxpayer's becoming disabled; or
  o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

  ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

  TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

  TRANSFERS, ASSIGNMENTS, EXCHANGES AND ANNUITY DATES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain dates for commencement of the annuity phase, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

  WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

  MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and contributions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2(subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

  DISTRIBUTIONS. Annuity payments are generally taxed in the same manner as under a non-qualified Contract. When a withdrawal from a qualified Contract occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the contract owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract) to the participant's total accrued benefit balance under the retirement plan. For Qualified Contracts, the investment in the Contract can be zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner(or plan participant)(i)reaches age 70 1/2 or
(ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death.

  WITHHOLDING. Distributions from certain qualified plans generally are subject to withholding for the contract owner's federal income tax liability. The withholding rates vary according to the type of distribution and the contract owner's tax status. The contract owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the
Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the contract owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Brief descriptions of the various types of qualified retirement plans in connection with a Contract follow. We will endorse the Contract as necessary to conform it to the requirements of such plan.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH
We will not allow any payment of benefits provided under the Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any owner of a non-qualified Contract dies before the annuity start date, the death benefit payable to the beneficiary will be distributed as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or
(b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding  (a)  and  (b) above, if the  sole  contract  owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the
Contract or allowed by First Golden American will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the date we receive proof of death. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.
If the contract owner dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If the Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner and the surviving joint owner will become the contract owner of the Contract.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS
Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

INDIVIDUAL RETIREMENT ANNUITIES
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

ROTH IRAS
Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other
IRA.   A  rollover from or conversion of an IRA to a Roth IRA may  be
subject  to  tax,  and other special rules may apply.   Distributions
from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

TAX SHELTERED ANNUITIES
Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1,1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Enhanced Death Benefit

The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Internal Revenue Service has not ruled whether an Enhance Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any Code section 401(a) pension or profit-sharing plan or Code section 403(b) tax-sheltered annuity. Employers using the Contract may want to consult their tax adviser regarding such limitation. Further, the Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

MORE INFORMATION ABOUT FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW
YORK

SELECTED FINANCIAL DATA
The following selected financial data prepared in accordance with generally accepted accounting principles ("GAAP") for First Golden should be read in conjunction with the financial statements and notes thereto included in this Prospectus.

On October 24, 1997, PFHI Holdings, Inc. ("PFHI"), a wholly owned subsidiary of ING Groep N.V. ("ING") and a Delaware corporation, acquired all of the outstanding capital stock of First Golden's ultimate parent, Equitable of Iowa Companies, pursuant to a merger agreement. For financial statement purposes, the change in control of First Golden was accounted for as a purchase effective October 25, 1997. This merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at the merger date. As a result, the GAAP financial data presented below for the period after October 24, 1997, is presented on the Post-Merger new basis of accounting, while the financial statements for October 24, 1997 and prior periods are presented on the Pre-Merger historical cost basis of accounting.

                                                  SELECTED GAAP BASIS
                                                    FINANCIAL DATA
                                                    (IN THOUSANDS)
                                          --------------------------------------------------
                                                 POST-MERGER       |       PRE-MERGER
                                          -------------------------|------------------------
                                                                   |  FOR THE
                                                         FOR THE   |  PERIOD      FOR THE
                                            FOR THE       PERIOD   |JANUARY 1,     PERIOD
                                             YEAR      OCTOBER 25, |   1997     DECEMBER 17,
                                             ENDED     1997 THROUGH|  THROUGH   1996 THROUGH
                                          DECEMBER 31, DECEMBER 31,|OCTOBER 24, DECEMBER 31,
                                              1998         1997    |   1997         1996
                                          ------------ ------------|----------- ------------
                                                                   |
Annuity Product Charges..................   $   239      $     8   |   $   4          --
Net Income before Federal Income Tax.....   $ 1,277      $    97   |   $ 953      $    65
Net Income...............................   $   775      $    63   |   $ 666      $    42
Total Assets.............................   $66,034      $33,927   |     N/A      $24,967
Total Liabilities........................   $38,924      $ 7,832   |     N/A      $    24
Total Stockholder's Equity...............   $27,110      $26,095   |     N/A      $24,943

The following selected financial data was prepared on the basis of statutory accounting practices ("SAP"), which have been prescribed by the Department of Insurance of the State of New York and the National Association of Insurance Commissioners. These practices differ in certain respects from GAAP. The selected financial data should be read in conjunction with the financial statements and notes thereto included in this Prospectus, which describe the differences between SAP and GAAP. See First Golden's Annual Report for more detail.

                                                          SELECTED STATUTORY
                                                            FINANCIAL DATA
                                                            (IN THOUSANDS)

                                                      ---------------------------
                                                          FOR THE YEARS ENDED
                                                      ---------------------------
                                                      DECEMBER 31,   DECEMBER 31,
                                                         1998          1997
                                                      ------------   ------------
Premiums and Annuity Considerations..................   $ 9,005        $ 2,514
Net Income (Loss) before Federal Income Tax..........   $  (938)       $   635
Net Income (Loss)....................................   $  (966)       $   439
Total Assets.........................................   $62,469        $32,965
Total Liabilities....................................   $38,092        $ 7,541
Total Capital and Surplus............................   $24,377        $25,424


BUSINESS ENVIRONMENT
The current business and regulatory environment remains challenging for the insurance industry. The variable annuity competitive environment is intense and is dominated by a number of large variable product companies with strong distribution, name recognition and wholesaling capabilities. Increasing competition from traditional insurance carriers as well as banks and mutual fund companies offer consumers many choices. However, overall demand for variable products remains strong for several reasons including: strong stock market performance over the last five years; relatively low interest rates; an aging U. S. population that is increasingly concerned about retirement and estate planning, as well as maintaining their standard of living in retirement; and potential reductions in government and employer-provided benefits at retirement as well as lower public confidence in the adequacy of those benefits.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS.

The purpose of this section is to discuss and analyze First Golden American Life Insurance Company of New York's ("First Golden" or "Company") results of operations. In addition, some analysis and information regarding financial condition and liquidity and capital resources has also been provided. This analysis should be read jointly with the Company's financial statements, related notes and the Cautionary Statement Regarding Forward-Looking Statements, which appear elsewhere in this Prospectus.

RESULTS OF OPERATIONS

MERGER. On October 23, 1997, Equitable of Iowa Companies ("Equitable") shareholders approved an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI Holdings, Inc. ("PFHI") and ING Groep N.V. ("ING"). On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company ("Golden American" or "Parent") and their wholly owned subsidiaries. In addition, Equitable owned all the outstanding capital stock of Locust Street Securities, Inc., Equitable Investment Services, Inc. (subsequently dissolved), Directed Services, Inc., Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock and assumed approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC"), a Delaware corporation.

For financial statement purposes, the change in control of the Company through the ING merger was accounted for as a purchase effective October 25, 1997. This merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at the merger date. As a result, the Company's financial statements for the periods after October 24, 1997 are presented on the Post-Merger new basis of accounting. The financial statements for October 24, 1997 and prior periods are presented on the Pre-Merger historical cost basis of accounting.

The purchase price was allocated to EIC and its subsidiaries with $25.9 million allocated to the Company. Goodwill of $1.4 billion was established for the excess of the merger cost over the fair value of the assets and liabilities of EIC with $96,000 attributed to the Company. Goodwill resulting from the merger is being amortized over 40 years on a straight-line basis. The carrying value will be reviewed periodically for any indication of impairment in value.

The following analysis combines the Post-Merger and Pre-Merger activity for 1997 in order to compare to the results of 1998.

PREMIUMS. First Golden received policy approvals in New York on March 25, 1997 and in Delaware on December 23, 1997. The Company reported variable annuity premiums of $29.2 million for the year ended December 31, 1998 and
 $7.3 million for the year ended December 31, 1997.

For the Company's variable contracts, premiums collected are not reported as revenues, but are reported as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment income and product charges.

Premiums, net of reinsurance, for variable products from three significant broker/dealers for the year ended December 31, 1998 totaled $27.5 million, or 94.4% of premiums ($6.9 million, or 94.5% from two significant broker/dealers for the year ended December 31, 1997). One of these distributors sold 62.1% of the Company's products in 1998 and 59.4% in 1997. This distributor has discontinued the sales relationship by the end of 1998. The sales made by this distributor are anticipated to be absorbed by other distribution channels during 1999. Based on this assumption, the discontinuance of this relationship is not anticipated to significantly impact the Company's sales in 1999.

REVENUES. Product charges from variable annuities totaled $239,000 in 1998 and $12,000 in 1997 due to a full year's worth of sales in 1998, compared to a partial year in 1997. Net investment income was $1.8 million for the year ended December 31, 1998. This was an increase of 6.3% compared to net investment income of $1.7 million for the year ended December 31, 1997. The Company recognized a realized gain of $24,000 from the sale of investments during the year ended December 31, 1998.

EXPENSES. The Company reported total insurance benefits and expenses of $830,000 for the year ended December 31, 1998 and $698,000 for the year ended December 31, 1997. Insurance benefits and expenses consisted of interest credited to account balances, commissions, general expenses, insurance taxes, amortization of deferred policy acquisition expenses, goodwill and value of purchased insurance in force, net of deferred policy acquisition costs. Interest credited to account balances was $376,000 and $74,000 for the years ended December 31, 1998 and December 31, 1997, respectively. Commissions, general expenses and insurance taxes were $1.8 million, $834,000 and $44,000, respectively, for the year ended December 31, 1998. For the year ended December 31, 1997, commissions, general expenses and insurance taxes were $408,000, $585,000 and $109,000, respectively. Expenses have increased in 1998 due to higher sales. Most costs incurred as the result of new sales have been deferred, thus having very little impact on earnings.

At the merger date, the Company's deferred policy acquisition costs ("DPAC") was eliminated and an asset of $132,000 representing value of purchased insurance in force ("VPIF") was established for policies in force at the merger date. The Company deferred $2.3 million of expenses associated with the sale of variable annuity contracts for the year ended December 31, 1998. Expenses of $502,000 were deferred for the year ended December 31, 1997. These acquisition costs are amortized in proportion to the expected gross profits. Amortization of DPAC was $76,000 for the year ended December 31, 1998 and $20,000 for the year ended December 31, 1997. The amortization of VPIF was $8,000 for the year ended December 31, 1998 and $3,000 for the period October 25, 1997 through December 31, 1997. In 1998, VPIF was adjusted to reduce amortization by $6,000 during 1998 to reflect changes in the assumptions related to the timing of future gross profits. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1998 is $10,000 in 1999, $12,000 in 2000, $13,000 in 2001,
$13,000 in 2002 and $12,000 in 2003. Actual amortization may vary based upon changes in assumptions and experience.

Amortization of goodwill for the year ended December 31, 1998 was $2,000 and during the period from the merger date to December 31, 1997 totaled approximately $1,000. Goodwill is being amortized on a straight-line basis over 40 years.

INCOME. Net income for the year ended December 31, 1998 was $775,000. This was an increase of $46,000 from net income for the year ended December 31, 1997.

Comprehensive income for 1998 was $1,015,000, an increase of $320,000 from $695,000 for 1997.

1997 COMPARED TO 1996
The following analysis combines the Post-Merger and Pre-Merger activity for 1997 in order to compare to the results of 1996. Such a comparison does not recognize the impact of the purchase accounting and goodwill amortization except for the period after October 24, 1997.

PREMIUMS. On March 25, 1997 and December 23, 1997, First Golden received policy approvals in New York and Delaware, respectively. The Company reported $7.3 million in variable annuity premiums during the year ending December 31, 1997.

Premiums, net of reinsurance, for variable products from two significant broker/dealers for the year ended December 31, 1997, totaled $6.9 million, or 94.5% of premiums. One of these distributors sold 59.4% of the Company's products in 1997 but indicated its intention to discontinue the sales relationship by the end of 1998.

REVENUES. Product charges from variable annuities totaled $12,000 in 1997. Net investment income was $1,735,000 and $65,000 for the year ending December 31, 1997 and for the period December 17, 1996 through December 31, 1996, respectively.

EXPENSES. The Company reported total insurance benefits and expenses of $698,000 for the year ending December 31, 1997. Insurance benefits and expenses consisted of interest credited to account balances, commissions, general expenses, insurance taxes, amortization of deferred policy acquisition expenses, goodwill and present value of in force acquired, net of deferred policy acquisition costs. Interest credited to account values was $74,000 for the year ending December 31, 1997. For the year ending December 31, 1997, commissions, general expenses and insurance taxes were $408,000, $585,000 and $109,000, respectively.

The Company's deferred policy acquisition costs ("DPAC") was eliminated as of the merger date and an asset of $132,000 representing present value of in force acquired ("PVIF") was established for policies in force at the merger date. First Golden deferred $502,000 of expenses associated with the sale of variable annuity contracts for the year ending December 31, 1997. These acquisition costs are amortized in proportion to the expected gross profits. Amortization of deferred policy acquisition costs was $20,000 for the year ending December 31, 1997. The amortization of PVIF for the period October 25, 1997 through December 31, 1997 was $3,000. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization for the next five years, relating to the PVIF as of December 31, 1997 is $19,000 in 1998, $18,000 in 1999,
$17,000 in 2000, $15,000 in 2001 and $13,000 in 2002.

Amortization of goodwill during the period from the merger date to December 31, 1997 totaled approximately $1,000.

NET INCOME. Net income was $729,000 and $42,000 for the year ending December 31, 1997 and the period December 17, 1996 through December 31, 1997, respectively.


FINANCIAL CONDITION

RATINGS. Currently, the Company's ratings are at A+ by A.M. Best Company, AAA by Duff & Phelps Credit Rating Company, AA+ by Standard & Poor's Rating
 Services and Aa2 by Moody's Investors Service.

INVESTMENTS. First Golden's assets are invested in accordance with applicable laws. These laws govern the nature and the quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, preferred or common stocks, real estate mortgages, real estate and certain other investments.

First Golden purchases investments in accordance with investment guidelines that take into account investment quality, liquidity and diversification, and invests primarily in investment grade securities. All of First Golden's assets except for variable separate account assets are available to meet its obligations under the contracts.

All of the Company's investments are carried at fair value in the Company's financial statements. The increase in the carrying value of the Company's investment portfolio included changes in unrealized appreciation and depreciation of fixed maturities as well as a growth in the cost basis of these securities. Growth in the cost basis of the Company's investment portfolio resulted from the investment of premiums from the sale of the fixed account option of the Company's variable insurance products. The Company manages the growth of its insurance operations in order to maintain adequate capital ratios.

FIXED MATURITIES: At December 31, 1998, the Company had fixed maturities with an amortized cost of $30.4 million and an estimated fair value of $31.0 million. The individual securities in the Company's fixed maturities portfolio (at amortized cost) include investment grade securities which include securities issued by the U. S. government, agencies and corporations that are rated at least A- by Standard & Poor's Rating Services ("Standard & Poor's") ($18.1 million or 59.6%), that are rated BBB+ to BBB- by Standard & Poor's ($9.2 million or 30.1%) and below investment grade securities which are securities issued by corporations that are rated BB+ to BB- by Standard & Poor's ($1.0 million or 3.4%). Securities not rated by Standard & Poor's had a National Association of Insurance Commissioners ("NAIC") rating of 1 ($2.1 million or 6.9%).

The Company classifies 100% of its securities as available for sale. Net unrealized appreciation on fixed maturities of $563,000 was comprised of gross appreciation of $624,000 and gross depreciation of $61,000. Net unrealized holding gains on these securities, net of adjustments to VPIF, DPAC, and deferred income taxes of $336,000 was included in stockholder's equity at December 31, 1998.

At December 31, 1998, the amortized cost value of the Company's total investment in below investment grade securities was $1.0 million, or 3.4%, of the Company's investment portfolio. The Company intends to purchase additional below investment grade securities, but does not expect the percentage of its portfolio invested in such securities to exceed 10% of its investment portfolio. At December 31, 1998, the yield at amortized cost on the Company's below investment grade portfolio was 8.11% compared to 6.28% for the Company's investment grade corporate bond portfolio. The Company estimates the fair value of its below investment grade portfolio was $1.0 million, or 100% of amortized cost value, at December 31, 1998.

Below investment grade securities have different characteristics than investment grade corporate debt securities. Risk of loss upon default by the borrower is significantly greater with respect to below investment grade securities than with other corporate debt securities. Below investment grade securities are generally unsecured and are often subordinated to other creditors of the issuer. Also, issuers of below investment grade securities usually have higher levels of debt and are more sensitive to adverse economic conditions, such as a recession or increasing interest rates, than are investment grade issuers. The Company attempts to reduce the overall risk in its below investment grade portfolio, as in all of its investments, through careful credit analysis, strict investment policy guidelines and diversification by company and by industry.

The Company analyzes its investment portfolio, including below investment grade securities, at least quarterly in order to determine if its ability to realize its carrying value on any investment has been impaired. For debt securities, if impairment in value is determined to be other than temporary (i.e., if it is probable the Company will be unable to collect all amounts due according to the contractual terms of the security), the cost basis of the impaired security is written down to fair value, which becomes the new cost basis. The amount of the write-down is included in earnings as a realized loss. Future events may occur, or additional or updated information may be received, which may necessitate future write-downs of securities in the Company's portfolio. Significant write-downs in the carrying value of investments could materially adversely affect the Company's net income in future periods.

During the year ended December 31, 1998, the amortized cost basis of the Company's fixed maturities portfolio was reduced by $1.1 million as a result of scheduled principal repayments. In total, net pre-tax gains from sales, calls and repayments of fixed maturity investments amounted to $24,000 in 1998.

At December 31, 1998, no fixed maturities were deemed to have impairments in value that are other than temporary. At December 31, 1998, the Company had no investment in default. The Company's fixed maturities portfolio had a combined yield at amortized cost of 6.37% at December 31, 1998.

OTHER ASSETS. DPAC represents certain deferred costs of acquiring insurance business, principally commissions and other expenses related to the production of new business after the merger. The Company's DPAC was eliminated as of the merger date and an asset of $132,000 representing
VPIF was established for all policies in force at the merger date. VPIF is amortized into income in proportion to the expected gross profits of in force acquired business in a manner similar to DPAC amortization. Any expenses which vary directly with the sales of the Company's products are deferred and amortized. At December 31, 1998, the Company had VPIF and DPAC balances of $117,000 and $2.3 million, respectively.

Goodwill totaling $96,000, representing the excess of the acquisition cost over the fair value of net assets acquired, was established at the merger date. Accumulated amortization of goodwill as of December 31, 1998 was approximately $3,000.

At December 31, 1998, the Company had $26.7 million of separate account assets compared to $4.9 million at December 31, 1997. The increase in separate account assets resulted from market appreciation and growth in sales of the Company's variable products, net of redemptions.

At December 31, 1998, the Company had total assets of $66.0 million, an increase of 94.6% over total assets at December 31, 1997.

LIABILITIES. Future policy benefits increased $8.3 million during 1998 to $10.8 million due to premium growth in the Company's fixed account option of its variable products. Policy reserves represent the premiums received plus accumulated interest less mortality and administration charges. At December 31, 1998, the Company had $26.7 million of separate account liabilities. This is an increase of 447.7% over separate account liabilities as of December 31, 1997, and is primarily related to market appreciation and increased sales of the Company's variable products, net of redemptions.

Other liabilities increased $370,000 during 1998. The increase results primarily due to an increase in outstanding checks and accounts payable.

The Company's total liabilities increased $31.1 million, or 397.0%, during 1998 and totaled $38.9 million at December 31, 1998. The increase is primarily the result of an increase in future policy benefits and separate account liabilities.

The effects of inflation and changing prices on the Company's financial position are not material since insurance assets and liabilities are both primarily monetary and remain in balance. An effect of inflation, which has been low in recent years, is a decline in purchasing power when monetary assets exceed monetary liabilities.

LIQUIDITY AND CAPITAL RESOURCES

Liquidity is the ability of the Company to generate sufficient cash flows to meet the cash requirements of its operating, investing and financing activities. The Company's principal sources of cash are variable annuity premiums and product charges, investment income and maturing investments. Primary uses of these funds are payments of commissions and operating expenses, interest, investment purchases, as well as withdrawals and surrenders.

Net cash used in operating activities was $307,000 in 1998 compared to net cash provided by operations of $551,000 in 1997. The negative operating cash flows result primarily from the funding of commissions and other deferrable expenses related to the growth in the variable annuity products of the Company.

Net cash used in investing activities was $6.3 million during 1998 as compared to $2.4 million in 1997. This increase is primarily due to greater net purchases of fixed maturities resulting from an increase in funds available from net fixed account deposits. Net purchases of fixed maturities reached $3.9 million in 1998 versus $1.9 million in 1997.

Net cash provided by financing activities was $8.0 million during 1998 as compared to $2.4 million during the prior year. In 1998, net cash provided by financing activities was positively impacted by net fixed account deposits of $8.8 million compared to $2.5 million in 1997. This increase was partially offset by net reallocations to the Company's separate account, which increased to $872,000 from $58,000 during the prior year.

The Company's liquidity position is managed by maintaining adequate levels of liquid assets, such as cash or cash equivalents and short-term investments. Additional sources of liquidity include borrowing facilities to meet short-term cash requirements. The Company has established a $10.0 million revolving note facility with SunTrust Bank. Management believes that these sources of liquidity are adequate to meet the Company's short-term cash obligations.

On December 17, 1996, Golden American made capital contributions to First Golden of $25 million. Of this amount, $2 million represented 200,000 shares of common stock with a par value of $10.00 per share. The remaining $23 million was contributed as additional paid-in capital. First Golden believes it will be able to fund the capital required for projected new business primarily with existing capital and future capital contributions from its Parent. First Golden expects to continue to receive capital contributions from Golden American if necessary. It is ING's policy to ensure adequate capital and surplus is provided for the Company and, if necessary, additional funds will be contributed.

First Golden's principal office is located in New York, New York, where certain of the Company's records are maintained. The 2,568 square feet of office space is leased through 2001.

The Golden American Board of Directors has agreed by resolution to provide funds as needed for the Company to maintain policyholders' surplus that meets or exceeds the greater of: (1) the minimum capital adequacy standards to maintain a level of capitalization necessary to meet A.M. Best Company's guidelines for a rating one level less than the one originally given to First Golden or (2) the New York State Insurance Department risk-based capital minimum requirements as determined in accordance with New York statutory accounting principles. No funds were transferred from Golden American in 1997 or 1998.

First Golden is required to maintain a minimum capital and surplus of not less than $4 million under the provisions of the insurance laws of the State of New York in which it became licensed to sell insurance products on January 2, 1997.

Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder unless a notice of its intent to declare a dividend and the amount of the dividend has been filed at least thirty days in advance of the proposed declaration. If the Superintendent finds the financial condition of First Golden does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to the Company within thirty days after the filing.
The management of First Golden does not anticipate paying any dividends to its Parent during 1999.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to monitor the capitalization of insurance companies based upon the type and mixture of risks inherent in the company's operations. The formula includes components for asset risk, liability risk, interest rate exposure and other factors. The Company has complied with the NAIC's risk-based capital reporting requirements. Amounts reported indicate the Company has total adjusted capital which is significantly above all required capital levels.

First Golden's operations consist of one business segment, the sale of insurance products. First Golden is not dependent upon any single customer, however, three broker/dealers accounted for a significant portion of its sales volume in 1998. One of these distributors sold 62.1% of the Company's products in 1998. This distributor has discontinued the sales relationship as of December 31, 1998. The Company is licensed to sell products in the states of New York and Delaware.

REINSURANCE: At December 31, 1998, First Golden had a reinsurance treaty with an unaffiliated reinsurer covering a significant portion of the mortality risks under its variable contracts. First Golden remains liable to the extent its reinsurer does not meet its obligation under the reinsurance agreement.

YEAR 2000 READINESS DISCLOSURE: Based on and in conjunction with a 1997 study and an ongoing analysis of computer software and hardware, Golden American has assessed the Company's exposure to the Year 2000 change of the century date issue. Some of the Company's computer programs were originally written using two digits rather than four to define a particular year. As a result, these computer programs contain "time sensitive" software that may recognize "00" as the year 1900 rather than the year 2000, which could cause system failure or miscalculations resulting in disruptions to operations. These disruptions could include, but are not limited to, a temporary inability to process transactions. To a lesser extent, the Company depends on various non-information technology systems, which could also fail or malfunction as a result of the Year 2000.

Golden American has developed a plan for the Company to address the Year 2000 issue in a timely manner. The following schedule details the plan's phases, progress towards completion and estimated completion dates:


                                                        % Complete      Actual/
                                                             as of    Estimated
                                                         March 15,   Completion
               PHASES                                         1999        Dates
-------------------------------------------------------------------------------
ASSESSMENT AND DEVELOPMENT of the steps to be taken to
 address Year 2000 systems issues                             100%   12/31/1997
REMEDIATION of business critical systems to address
 Year 2000 issues                                             100%    2/28/1999
REMEDIATION of non-critical systems to address Year
 2000 issues                                                76-99%    6/01/1999
TESTING of business critical systems                          100%    3/05/1999
TESTING of non-critical systems and integrated testing
 of hardware and infrastructure                             25-50%    6/15/1999
POINT-TO-POINT TESTING of external interfaces with third
 party computer systems that communicate with Company
 systems                                                    50-75%    4/30/1999
IMPLEMENTATION of tested business critical software
 addressing Year 2000 systems issues                          100%    3/05/1999
IMPLEMENTATION of tested non-critical software
 addressing Year 2000 systems issues                        25-50%    6/30/1999
CONTINGENCY PLAN                                            76-99%    6/01/1999

The Company's operations could be adversely affected if significant customers, suppliers and other third parties, including underlying mutual funds, would be unable to transact business in the Year 2000 and thereafter as a result of the Year 2000 issue. To mitigate the effect of outside influences and other dependencies relative to the Year 2000, Golden American has identified and contacted these third parties on behalf of the Company to obtain assurances that necessary steps are being taken to prepare for the Year 2000. Golden American will continue these communications and establish compliance checkpoints through the Year 2000 transition.

Management believes the Company's systems are or will be substantially compliant by Year 2000. Golden American will bear all systems upgrade costs to make the Company's system Year 2000 compliant. Management expects some of Golden American's resources to be utilized in early 1999 to complete system upgrades and finalize the contingency plan.

Despite Golden American's efforts on behalf of the Company to modify or replace "time sensitive" computer and information systems, the Company could experience a disruption to its operations as a result of the Year 2000. Golden American is currently developing a contingency plan for the Company to address any systems that may malfunction despite the testing being performed. The contingency plan is anticipated to be completed by June 1, 1999.

The Year 2000 project's progress is based on management's best estimates. These estimates were derived using numerous assumptions of future events, including the continued availability of resources, third party Year 2000 compliance and other factors. There is no guarantee these estimates will be achieved and actual results could materially differ from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of trained personnel, the ability to locate and correct all relevant computer codes and other uncertainties.

It is the Company's intention to make every reasonable effort to achieve business continuity through appropriate planning, testing and establishing contingency scenarios; however, the Company does not make any representations because of many unknown factors beyond the control of the Company.

MARKET RISK AND RISK MANAGEMENT

Asset/liability management is integrated into many aspects of the Company's operations, including investment decisions, product development and crediting rates determination. As part of its risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables include contractowner behavior and the variable separate account's performance.

Contractowners bear the majority of the investment risks related to the variable products. Therefore, the risks associated with the investments supporting the variable separate account are assumed by contractowners, not by the Company (subject to, among other things, certain minimum guarantees). The Company's products also provide certain minimum death benefits that depend on the performance of the variable separate account. Currently the majority of death benefit risks are reinsured, which protects the Company from adverse mortality experience and prolonged capital market decline.

A surrender, partial withdrawal, transfer or annuitization made prior to the end of a guarantee period from the fixed account may be subject to a market value adjustment. As the liabilities in the fixed account are subject to market value adjustment, the Company does not face a material amount of market risk volatility. The fixed account liabilities are supported by a portfolio principally composed of fixed rate investments that can generate predictable, steady rates of return. The portfolio management strategy for the fixed account considers the assets available for sale. This enables the Company to respond to changes in market interest rates, changes in prepayment risk, changes in relative values of asset sectors and individual securities and loans, changes in credit quality outlook and other relevant factors. The objective of portfolio management is to maximize returns, taking into account interest rate and credit risks as well as other risks. The Company's asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change.

On the basis of these analyses, management believes there is no material solvency risk to the Company. With respect to a 10% drop in equity values from year-end 1998 levels, variable separate account funds, which represent 71% of the in force, pass the risk in underlying fund performance to the contractowner (except for certain minimum guarantees that are mostly reinsured). With respect to interest rate movements up or down 100 basis points from year-end 1998 levels, the remaining 29% of the in force are fixed account funds and almost all of these have market value adjustments which provide significant protection against changes in interest rates.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements contained herein or in any other oral or written statement by the Company or any of its officers, directors or employees is qualified by the fact that actual results of the Company may differ materially from such statement, among other risks and uncertainties inherent in the Company's business, due to the following important factors:

1. Prevailing interest rate levels and stock market performance, which may affect the ability of the Company to sell its products, the market value and liquidity of the Company's investments and the lapse rate of the Company's policies, notwithstanding product design features intended to enhance persistency of the Company's products.

2. Changes in the federal income tax laws and regulations which may affect the relative tax advantages of the Company's products.

3. Changes in the regulation of financial services, including bank sales and underwriting of insurance products, which may affect the competitive environment for the Company's products.

4. Increasing competition in the sale of the Company's products.

5. Other factors that could affect the performance of the Company, including, but not limited to, market conduct claims, litigation, insurance industry insolvencies, availability of competitive reinsurance on new business, investment performance of the underlying portfolios of the variable products, variable product design and sales volume by significant sellers of the Company's variable products.

6. To the extent third parties are unable to transact business in the Year 2000 and thereafter, the Company's operations could be adversely affected.

OTHER INFORMATION
CERTAIN AGREEMENTS. On November 8, 1996, First Golden and Golden American entered into an administrative service agreement pursuant to which Golden American agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to First Golden. Expenses incurred by Golden American in relation to this service agreement will be reimbursed by First Golden on an allocated cost basis. First Golden entered into a similar agreement with another affiliate, Equitable Life Insurance Company of Iowa ("Equitable Life"), for additional services. For the years ended December 31, 1998 and 1997, First Golden incurred expenses of $248,000 and $24,000, respectively, under the agreement with Golden American and $165,000 and $29,000, respectively, under the agreement with Equitable Life.

Effective January 1, 1998, the Company entered into an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, under which ING IM provides asset management and accounting services. For the year ended December 31, 1998, the Company incurred expenses of $56,000.

Priot to 1998, First Golden had an agreement with Equitable Investment Services Inc., under which Equitable Investment Services, Inc. performed investment advisory services. For the year ended December 31, 1997, First Golden incurred expenses of $62,000 under this agreement which was terminated as of December 31, 1997.

First Golden has an agreement with Golden American and DSI pursuant to which First Golden has agreed to provide Golden American and DSI certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. First Golden charges Golden American and DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by First Golden's employees on behalf of Golden American and DSI. For the year ended December 31, 1998, charges to Golden American and DSI for these services were $210,000 and $75,000, respectively.

DISTRIBUTION AGREEMENT. First Golden has entered into agreements with DSI to perform services related to the distribution of its products. DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by First Golden. For the years ended December 31, 1998 and 1997, commissions paid by First Golden to DSI were $1,754,000 and $408,000, respectively.

EMPLOYEES. During 1996, Golden American provided the support necessary for the incorporation and licensing of First Golden. During 1998 and 1997, First Golden had few direct employees due to its small size and will continue to receive support pursuant to various management services from DSI, Golden American and other affiliates as described above under "Certain Agreements." The cost of these services are allocated to First Golden.

Certain officers of First Golden are also officers of Golden American and DSI, and certain officers of First Golden are also officers of EIC, and/or Equitable Life Insurance Company of Iowa. See "Directors and Executive Officers."

PROPERTIES. First Golden's principal office is located at 230 Park Avenue, Suite 966, New York, New York 10169, where certain of the Company's records are maintained. The 2,568 square feet of office space is leased for a 5 year term.

DIRECTORS AND EXECUTIVE OFFICERS

  NAME (AGE)                                POSITIONS(S) WITH THE COMPANY
  ----------                                -----------------------------
[S]                         [C]
Barnett Chernow (49)        Director and President
Myles R. Tashman (56)       Director, Executive Vice President, General
                                Counsel and Secretary
James R. McInnis (51)       Executive Vice President
R. Brock Armstrong (52)     Director and Chairman
Carol V. Coleman (49)       Director
Michael W. Cunningham (50)  Director
Stephen J. Friedman (61)    Director
Bernard Levitt (73)         Director
Roger A. Martin (67)        Director
Andrew Kalinowski (54)      Director
David L. Jacobson (49)      Senior Vice President and Assistant Secretary
Stephen J. Preston (41)     Senior Vice President and Chief Actuary
Mary B. Wilkinson (42)      Senior Vice President and Treasurer (Chief
                                Financial Officer)
Marilyn Talman (52)         Vice President, Associate Counsel and Assistant
                                Secretary

Each director is elected to serve for one year or until the next annual meeting of shareholders or until his or her successor is elected. Some directors and/or officers are directors and/or officers of First Golden's insurance company affiliates. The principal positions of First Golden's directors and senior executive officers for the past five years are listed below:

Mr. Barnett Chernow became President of First Golden and Golden American in April, 1998. From 1996 to 1998, Mr. Chernow served as Executive Vice President of First Golden. From 1993 to 1998, Mr. Chernow also served as Executive Vice President of Golden American. He was elected to serve as a director of First Golden in June, 1996 and Golden American in April, 1998.

Mr. Myles R. Tashman is Executive Vice President, General Counsel, Secretary and Director of First Golden. Since December, 1995, Mr. Tashman has also served as Executive Vice President of Golden American, and since January, 1998, he has served as a director of Golden American. He was elected to serve as a director of First Golden in June, 1996.

Mr. James R. McInnis became Executive Vice President of First Golden in December, 1997. From 1982 through November, 1997, he was with the Endeavor Group and held various offices, including President at the time of his departure.

Mr. R. Brock Armstrong is a Director and Chairman of the Board of Directors of First Golden, having been elected a Director in December, 1998 and as Chairman in April, 1999. Mr. Armstrong was also elected to serve as a Director of Golden American in April 1999. He was appointed to serve as President and Chairman of The GCG Trust in February 1999 and President of Equitable Life Insurance Company of Iowa in April 1999. He has also served as Group Executive of ING Group since October 1998. Mr. Armstrong was Senior Vice President,
The Prudential Insurance Company of America, April 1997 to October 1998; Executive Vice President, London Insurance Group, August 1994 to April 1997; President and Chief Financial Officer of Security First Group, August 1991 to August 1994.

Ms. Carol V. Coleman is a Director of First Golden, having been first appointed in December, 1997. She has been a financial recruiter with Vantage Staffing since 1994.

Mr. Michael W. Cunningham became a Director of First Golden and Golden American in April 1999. Also, he has served as a Director of Life of Georgia and Security Life of Denver since 1995. Currently, he serves as Executive Vice President and Chief Financial Officer of ING North America Insurance Corporation, and has worked for them since 1991.

Mr. Stephen J. Friedman is a Director of First Golden, having been first elected in June, 1996. Mr. Friedman is a partner of the law firm of Debevoise & Plimpton in New York, NY since 1993.

Mr. Bernard Levitt is a Director of First Golden, having been first elected in June, 1996. Until his retirement in 1990, Mr. Levitt was a life insurance consultant with American Life Insurance Company of New York, since 1989.

Mr. Roger A. Martin is a Director of First Golden, having been first appointed in June, 1996. From 1984 until his retirement in July, 1995, Mr. Martin was a Vice President with Bear Sterns.

Mr. Andrew Kalinowski is a Director of First Golden, having been first elected in June, 1996. Mr. Kalinowski has been a Principal and the President of Upstate Special Risk Services, Incorporated since 1974. He also has been a Principal, the Chief Marketing Officer and Vice President of LifeMark
Securities Corporation since 1983, a Principal, Vice President and Secretary of LifeMark Associates, Incorporated since 1993, and is a Principal and Director of LIFE Incorporated.

Mr. David L. Jacobson is Senior Vice President and Assistant Secretary of First Golden. Since November, 1993, Mr. Jacobson has also served as Senior Vice President and Assistant Secretary of Golden American. Since September, 1996, Mr. Jacobson has also served as Assistant Secretary of Equitable Life Insurance Company of Iowa.

Mr. Stephen J. Preston is Senior Vice President and Chief Actuary of First Golden. He also serves as Executive Vice President and Chief Actuary of GOlden American, where he has served in several capacitites since 1993.

Ms. Mary Bea Wilkinson is Senior Vice President and Treasurer of First Golden. From November, 1993 through 1996, Ms. Wilkinson served as Senior Vice President, Assistant Secretary and Treasurer of Golden American.

Ms. Marilyn Talman is Vice President, Associate General Counsel and Assistant Secretary of First Golden. Since April, 1996, Ms. Talman has also served as Vice President, Associate General Counsel and Assistant Secretary for Golden American. Since September, 1996, Ms. Talman has also served as Assistant Secretary of Equitable Life Insurance Company of Iowa. From March, 1992 through March, 1994, she held various positions with Rodney Square
Management Corp. and was Vice President and General Counsel upon leaving.


COMPENSATION TABLES AND OTHER INFORMATION
The following sets forth information with respect to the Chief
Executive Officer of First Golden as well as the annual salary and bonus for the next five highly compensated executive officers for the fiscal years ended December 31, 1998 and 1997. Certain executive officers of First Golden are also officers of Golden American and DSI. The salaries of such individuals are allocated among First Golden, Golden American and DS pursuant to an arrangement among these companies.

EXECUTIVE COMPENSATION TABLE
The following table sets forth information with respect to the annual salary and bonus for Golden American's Chief Executive Officers and the five other most highly compensated executive officers for the fiscal years ended December 31, 1998 and 1997.

                                                         LONG-TERM
                             ANNUAL COMPENSATION        COMPENSATION
                             -------------------- ------------------------
                                                   RESTRICTED   SECURITIES
NAME AND                                          STOCK AWARDS  UNDERLYING  ALL OTHER
PRINCIPAL POSITION      YEAR  SALARY  BONUS (/1/)     /2/)       OPTIONS   COMPENSATION
------------------      ---- -------- ----------- ------------- ---------- ------------
Barnett Chernow,....... 1998 $284,171  $105,375                   8,000
 President              1997 $234,167  $ 31,859   $  277,576      4,000

James R. McInnis,...... 1998 $250,004  $626,245                   2,000
 Executive Vice
 President

Keith Glover,.......... 1998 $250,000  $145,120                   3,900
 Executive Vice
 President

Myles R. Tashman,...... 1998 $189,337  $ 54,425                   3,500
 Executive Vice         1997 $181,417  $ 25,000   $   165,512     5,000
 President, General
 Counsel and Secretary

Stephen J. Preston,.... 1998 $173.870  $ 32,152                   3,500
 Executive Vice         1997 $160,758  $ 16,470
 President and Chief
 Actuary

Terry L. Kendall,...... 1998 $145,237  $181,417
 Former President and   1997 $362,833  $ 80,365   $  644,844     16,000
 CEO

________________

(1)  The amount shown relates to bonuses paid in 1998, 1997 and 1996.

(2) Restricted stock awards granted to executive officers vested on October 24, 1997 with the change in control of Equitable of Iowa. As of December 31, 1998, no officer held any restricted stock.


Option Grants in Last Fiscal Year (1998)

                                                                              POTENTIAL
                                                                         REALIZABLE VALUE AT
                                                                           ASSUMED ANNUAL
                                       % OF TOTAL                          RATES OF STOCK
                           NUMBER OF    OPTIONS                          PRICE APPRECIATION
                          SECURITIES   GRANTED TO                            FOR OPTION
                          UNDERLYING   EMPLOYEES   EXERCISE                  TERM (/3/)
                            OPTIONS    IN FISCAL    OR BASE   EXPIRATION -------------------
NAME                     GRANTED (/1/)    YEAR    PRICE (/2/)   DATE        5%       10%
----                     ------------- ---------- ----------- ---------- -------- ----------
Barnett Chernow.........     8,000        11.99     $60.518   5/26/2003  $164,016 $  362,433
James R. McInnis........     2,000         3.00     $60.518   5/26/2003  $ 41,004 $   90,608
Keith Glover............     3,900         5.85     $60.518   5/26/2003  $ 79,958 $  176,686
Myles Tashman...........     3,500         5.25     $60.518   5/26/2003  $ 71,758 $  158,564
Stephen J. Preston......     3,500         5.25     $60.518   5/26/2003  $ 71,758 $  158,564

________________


(1) Stock appreciation rights granted on May 26, 1998 to the officers of First Golden have a three-year vesting period and an expiration date as shown.

(2) The base price was equal to the fair market value of ING's stock on on the date of grant.

(3) Total dollar gains based on indicated rates of appreciation of share price over a the five year term of the rights.

FINANCIAL STATEMENTS OF FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY
  OF NEW YORK
For the years ended December 31, 1998 and 1997


                                 [FS] 1

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

The Board of Directors and Stockholder
First Golden American Life Insurance Company of New York

We have audited the accompanying balance sheets of First Golden American Life Insurance Company of New York as of December 31, 1998 and 1997, and the related statements of operations, changes in stockholder's equity, and cash flows for the year ended December 31, 1998 and for periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, and December 17, 1996 (commencement of operations) through December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Golden American Life Insurance Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998 and for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, and December 17, 1996 through December 31, 1996, in conformity with generally accepted accounting principles.

                                                   s/Ernst & Young LLP


Des Moines, Iowa
February 12, 1999


                                 [FS] 2

              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                BALANCE SHEETS
                (Dollars in thousands, except per share data)

                                                      POST-MERGER
                                        --------------------------------------
                                         December 31, 1998   December 31, 1997
                                         -----------------   -----------------
ASSETS
Investments:
 Fixed maturities, available for sale,
  at fair value (cost: 1998 - $30,431;
  1997 - $26,570)                                  $30,994            $26,721
 Short-term investments                              3,231                799
                                                   -------            -------
Total investments                                   34,225             27,520
Cash and cash equivalents                            1,932                621
Due from affiliates                                     37                 --
Accrued investment income                              414                376
Deferred policy acquisition costs                    2,347                189
Value of purchased insurance in force                  117                126
Current income taxes recoverable                        89                 63
Property and equipment, less allowances
 for depreciation of $16 in 1998 and
 $3 in 1997                                             48                 57
Goodwill, less accumulated amortization
 of $3 in 1998 and $1 in 1997                           93                 95
Other assets                                            15                  2
Separate account assets                             26,717              4,878
                                                   -------            -------
Total assets                                       $66,034            $33,927
                                                   =======            =======

LIABILITIES AND STOCKHOLDER'S
 EQUITY

Policy liabilities and accruals:
 Future policy benefits:
  Annuity products                                 $10,830            $ 2,506
Deferred income tax liability                          850                247
Due to affiliates                                       17                 61
Other liabilities                                      510                140
Separate account liabilities                        26,717              4,878
                                                   -------            -------
                                                    38,924              7,832

Commitments and contingencies

Stockholder's equity:
 Preferred stock, par value $5,000 per
  share, authorized 6,000 shares                        --                 --
 Common stock, par value $10 per share,
  authorized, issued and outstanding
  200,000 shares                                     2,000              2,000
 Additional paid-in capital                         23,936             23,936
 Accumulated other comprehensive income                336                 96
 Retained earnings                                     838                 63
                                                   -------            -------
Total stockholder's equity                          27,110             26,095
                                                   -------            -------
Total liabilities and stockholder's
 equity                                            $66,034            $33,927
                                                   =======            =======

                            See accompanying notes.
                                 [FS] 3

                  FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                 STATEMENTS OF OPERATIONS
                                  (Dollars in thousands)

                                        POST-MERGER                   PRE-MERGER
                                ---------------------------| -----------------------------
                                             For the period| For the period For the period
                                                October 25,|    January 1,   December 17,
                                For the year      1997     |      1997          1996*
                                   ended         through   |    through        through
                                December 31,   December 31,|   October 24,   December 31,
                                    1998           1997    |      1997           1996
                                ------------ --------------| -------------- --------------
                                                           |
Revenues:                                                  |
 Annuity product charges           $    239       $      8 |      $      4             --
 Net investment income                1,844            286 |         1,449       $     65
 Realized gains on investments           24              1 |            --             --
                                   --------       -------- |      --------       --------
                                      2,107            295 |         1,453             65
                                                           |
Insurance benefits and expenses:                           |
 Annuity benefits:                                         |
  Interest credited to                                     |
   account balances                     376             26 |            48             --
 Underwriting, acquisition and                             |
  insurance expenses:                                      |
  Commissions                         1,754            141 |           267             --
  General expenses                      834            124 |           461             --
  Insurance taxes                        44             94 |            15             --
  Policy acquisition costs                                 |
   deferred                          (2,264)          (204)|          (298)            --
  Amortization:                                            |
   Deferred policy acquisition                             |
    costs                                76             13 |             7             --
   Value of purchased insurance                            |
    in force                              8              3 |            --             --
   Goodwill                               2              1 |            --             --
                                   --------       -------- |      --------       --------
                                        830            198 |           500             --
                                   --------       -------- |      --------       --------
                                                           |
Income before income taxes            1,277             97 |           953             65
                                                           |
Income taxes                            502             34 |           287             23
                                   --------       -------- |      --------       --------
                                                           |
Net income                         $    775       $     63 |      $    666       $     42
                                   ========       ======== |      ========       ========

* Commencement of operations on December 17, 1996.

                            See accompanying notes.
                                 [FS] 4

                  FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                                 (Dollars in thousands)

                                                     PRE-MERGER
                            --------------------------------------------------------------------------
                                                           Accumulated
                                                              Other
                                                Additional Comprehensive                   Total
                                  Common         Paid-in      Income        Retained    Stockholder's
                                   Stock         Capital      (Loss)        Earnings       Equity
                               ------------- ------------- ------------- ------------- -------------
Capitalization of Company
 by issuance of common stock
 and contribution of
 paid-in capital*                 $2,000         $23,000           --            --        $25,000
Comprehensive loss:
 Net income                           --              --           --           $42             42
 Change in net unrealized
  investment gains (losses)           --              --         ($99)           --            (99)
                                                                                           -------
Comprehensive loss                                                                             (57)
                                  ------         -------        -----          ----        -------
Balance at December 31, 1996       2,000          23,000          (99)           42         24,943
Comprehensive income:
 Net income                           --              --           --           666            666
 Change in net unrealized
  investment gains (losses)           --              --         (130)           --           (130)
                                                                                           -------
Comprehensive income                                                                           536
                                  ------         -------        -----          ----        -------
Balance at October 24, 1997       $2,000         $23,000        ($229)         $708        $25,479
                                  ======         =======        =====          ====        =======

                                                     POST-MERGER
                            --------------------------------------------------------------------------
                                                           Accumulated
                                                              Other
                                                Additional Comprehensive                   Total
                                  Common         Paid-in      Income        Retained    Stockholder's
                                   Stock         Capital      (Loss)        Earnings       Equity
                               ------------- ------------- ------------- ------------- -------------
Balance at October 25, 1997       $2,000         $23,936           --            --        $25,936
Comprehensive income:
 Net income                           --              --           --           $63             63
 Change in net unrealized
  investment gains (losses)           --              --          $96            --             96
                                                                                           -------
Comprehensive income                                                                           159
                                  ------         -------        -----          ----        -------
Balance at December 31, 1997       2,000          23,936           96            63         26,095
Comprehensive income:
 Net income                           --              --           --           775            775
 Change in net unrealized
  investment gains (losses)           --              --          240            --            240
                                                                                           -------
Comprehensive income                                                                         1,015
                                  ------         -------        -----          ----        -------
Balance at December 31, 1998      $2,000         $23,936         $336          $838        $27,110
                                  ======         =======        =====          ====        =======

* Commencement of operations on December 17, 1996.

                            See accompanying notes.
                                 [FS] 5

                  FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                                 (Dollars in thousands)

                                                    POST-MERGER                  PRE-MERGER
                                            ------------  ------------ | ------------  ------------
                                                             For the   |    For the       For the
                                                             period    |    period        period
                                                           October 25, |   January 1,  December 17,
                                            For the year     1997      |    1997         1996*
                                                ended       through    |   through      through
                                            December 31,  December 31, |  October 24,  December 31,
                                                1998          1997     |     1997          1996
                                            ------------  ------------ | ------------  ------------
OPERATING ACTIVITIES                                                   |
Net income                                     $    775      $     63  |    $    666      $     42
Adjustments to reconcile net income to net                             |
 cash provided by (used in) operations:                                |
 Adjustments related to annuity products:                              |
  Interest credited to account balances             376            26  |          48            --
  Charges for mortality and                                            |
   administration                                   (11)           --  |          (1)           --
 Decrease (increase) in accrued                                        |
  investment income                                 (38)           35  |         (73)          (58)
 Policy acquisition costs deferred               (2,264)         (204) |        (298)           --
 Amortization of deferred policy                                       |
  acquisition costs                                  76            13  |           7            --
 Amortization of value of purchased                                    |
  insurance in force                                  8             3  |          --            --
 Net amortization of discount on                                       |
  short-term investments                             --            --  |          --            (7)
 Change in other assets, other liabilities                             |
  and accrued income taxes                          248          (625) |         739            24
 Provision for depreciation                                            |
  and amortization                                   82            12  |          17            --
 Provision for deferred income taxes                465            98  |          26            --
 Realized gains on investments                      (24)           (1) |          --            --
                                               --------      --------  | ------------  ------------
Net cash provided by (used in)                                         |
 operating activities                              (307)         (580) |       1,131             1
                                                                       |
INVESTING ACTIVITIES                                                   |
Sale, maturity or repayment of                                         |
 investments:                                                          |
 Fixed maturities - available for sale            1,644           556  |         226            --
 Short-term investments - net                        --            --  |          --        25,255
                                            ------------  ------------ | ------------  ------------
                                                  1,644           556  |         226        25,255
Acquisition of investments:                                            |
 Fixed maturities - available for sale           (5,549)       (2,635) |          --       (24,653)
 Short-term investments - net                    (2,432)          (59) |        (390)      (25,598)
                                            ------------  ------------ | ------------  ------------
                                                 (7,981)       (2,694) |        (390)      (50,251)
Purchase of property and equipment                   (4)           (2) |         (64)           --
                                            ------------  ------------ | ------------  ------------
Net cash used in investing activities            (6,341)       (2,140) |        (228)      (24,996)
                                                                       |
FINANCING ACTIVITIES                                                   |
Capitalization of Company by issuance                                  |
 of common stock and contribution                                      |
 of paid-in capital                                  --            --  |          --        25,000
Receipts from investment contracts                                     |
 credited to account balances                     9,009           354  |       2,160            --
Return of account balances                                             |
 on investment contracts                           (178)           (8) |         (15)           --
Net reallocations to Separate Account              (872)          (20) |         (38)           --
                                               --------      --------  |    --------      --------
Net cash provided by financing                                         |
 activities                                       7,959           326  |       2,107        25,000
                                               --------      --------  |    --------      --------
Increase (decrease) in cash and                                        |
 cash equivalents                                 1,311        (2,394) |       3,010             5
                                                                       |
Cash and cash equivalents at                                           |
 beginning of period                                621         3,015  |           5            --
                                               --------      --------  |    --------      --------
Cash and cash equivalents at end                                       |
 of period                                     $  1,932      $    621  |    $  3,015      $      5
                                               ========      ========  |    ========      ========
                                                                       |
SUPPLEMENTAL DISCLOSURE OF CASH FLOW                                   |
 INFORMATION                                                           |
Cash paid during the period for                                        |
 income taxes                                       $99            --  |        $283            --

* Commencement of operations on December 17, 1996.

                            See accompanying notes.
                                 [FS] 6

                  FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------------

ORGANIZATION
First Golden American Life Insurance Company of New York ("First Golden" or "Company"), a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American" or "Parent"), was incorporated on May 24, 1996. Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. On December 17, 1996, Golden American provided capitalization in the amount of $25,000,000 to First Golden. First Golden commenced investment operations on December 17, 1996. On January 2, 1997 and December 23, 1997, First Golden became licensed as a life insurance company under the laws of the states of New York and Delaware, respectively. First Golden received policy approvals on March 25, 1997 and December 23, 1997 in New York and Delaware, respectively. The Company's products are marketed by broker/dealers, financial institutions and insurance agents. The Company's primary customers are consumers and corporations. See Note 8 for further information regarding related party transactions.

On October 24, 1997, PFHI Holdings, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable") according to the terms of an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI and ING Groep N.V. ("ING"). PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC"), a Delaware corporation. See
Note 6 for additional information regarding the merger.

For financial statement purposes, the ING merger was accounted for as a purchase effective October 25, 1997. The merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities. As a result, the Company's financial statements for the periods after October 24, 1997 are presented on the Post-Merger new basis of accounting and financial statements for October 24, 1997 and prior periods are presented on the Pre-Merger historical cost basis of accounting.

INVESTMENTS
FIXED MATURITIES: The Company accounts for its investments under the Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires fixed maturities to be designated as either "available for sale," "held for investment" or "trading." Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity after adjustment for related changes in value of purchased insurance in force ("VPIF"), deferred policy acquisition costs ("DPAC") and deferred income taxes. At December 31, 1998 and 1997, all of the Company's fixed maturities are designated as available for sale, although the Company is not precluded from designating fixed maturities as held for investment or trading at some future date.

Securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the new cost basis by a charge to realized losses in the Company's Statements of Operations. Premiums and discounts are amortized/accrued utilizing a method which results in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

OTHER INVESTMENTS: Short-term investments are reported at cost, adjusted for amortization of premiums and accrual of discounts.

REALIZED GAINS AND LOSSES: Realized gains and losses are determined on the basis of specific identification and average cost methods for manager initiated and issuer initiated disposals, respectively.

FAIR VALUES: Estimated fair values, as reported herein, of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded fixed maturities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over
U. S. Treasury bonds based upon the expected average lives of the securities. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

CASH AND CASH EQUIVALENTS
For purposes of the Statements of Cash Flows, the Company considers all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

DEFERRED POLICY ACQUISITION COSTS
Certain costs of acquiring new insurance business, principally first year commissions and other expenses related to the production of new business, have been deferred. Acquisition costs for variable annuity products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from a group of products. DPAC is adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturity securities the Company has designated as "available for sale" under SFAS No. 115.

VALUE OF PURCHASED INSURANCE IN FORCE
As the result of the merger, a portion of the purchase price was allocated to the right to receive future cash flows from the existing insurance contracts. This allocated cost represents VPIF which reflects the value of those purchased policies calculated by discounting actuarially determined expected future cash flows at the discount rate determined by the purchaser. Amortization of VPIF is charged to expense in proportion to expected gross profits of the underlying business. This amortization is adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from the insurance contracts acquired. VPIF is adjusted to reflect the pro forma impact of unrealized gains and losses on available for sale fixed maturities. See Note 6 for additional information on VPIF resulting from the merger.

PROPERTY AND EQUIPMENT
Property and equipment primarily represent leasehold improvements and office furniture and equipment and are not considered to be significant to the Company's overall operations. Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily on the basis of the straight-line method over the estimated useful lives of the assets.

GOODWILL
Goodwill was established as a result of the merger and is being amortized over 40 years on a straight-line basis. See Note 6 for additional information on the merger.

FUTURE POLICY BENEFITS
Future policy benefits for the fixed interest division of the variable products are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 3.95% to 7.10% during 1998 and 5.60% to 7.50% during 1997.

SEPARATE ACCOUNT
Assets and liabilities of the separate account reported in the accompanying Balance Sheets represent funds that are separately administered principally for variable annuity contracts. Contractowners, rather than the Company, bear the investment risk for the variable products. At the direction of the contractowners, the separate account invests the premiums from the sale of variable annuity products in shares of specified mutual funds. The assets and liabilities of the separate account are clearly identified and segregated from other assets and liabilities of the Company. The portion of the separate account assets equal to the reserves and other liabilities of variable annuity contracts cannot be charged with liabilities arising out of any other business the Company may conduct.

Variable separate account assets are carried at fair value of the underlying investments and generally represent contractowner investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable annuity contracts invested in the separate account; the fair value of these liabilities is equal to their carrying amount. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statements of Operations.

Product charges recorded by the Company from variable annuity products consist of charges applicable to each contract for mortality and expense risk, contract administration and surrender charges.

DEFERRED INCOME TAXES
Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturities the Company has designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Company's Statements of Operations are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

DIVIDEND RESTRICTIONS
Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder unless a notice of its intention to declare a dividend and the amount of the dividend has been filed at least thirty days in advance of the proposed declaration. If the Superintendent finds the financial condition of the Company does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to the Company within thirty days after the filing.

SEGMENT REPORTING
As of December 31, 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 superseded SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual financial statements and requires enterprises to report selected information about operating segments in interim financial reports. SFAS No. 131 also establishes standards for related disclosures about products and services, geographic areas and major customers.

The Company manages its business as one segment, the sale of variable products designed to meet customer needs for tax-advantaged methods of saving for retirement and protection from unexpected death. Variable products are sold to consumers and corporations throughout New York. The adoption of SFAS No. 131 did not affect the results of operations or financial position of the Company.

USE OF ESTIMATES
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and value of purchased insurance in force, (4) fair values of assets and liabilities recorded as a result of the merger transaction, (5) asset valuation allowances, (6) deferred tax benefits (liabilities) and (7) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions regarding all of the preceding are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

RECLASSIFICATIONS
Certain amounts in the financial statements for the periods ended within the years ended December 31, 1997 and 1996 have been reclassified to conform to the December 31, 1998 financial statement presentation.

2. BASIS OF FINANCIAL REPORTING
------------------------------------------------------------------------------

The financial statements of the Company differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of the merger and is amortized and charged to expense; (3) future policy benefit reserves for the fixed interest division of the variable products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates; (4) reserves are reported before reduction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to value of purchased insurance in force, deferred policy acquisition costs and deferred income taxes (if applicable), credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturities is reduced to fair value by a charge to realized losses in the Statements of Operations when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (9) revenues for variable annuity products consist of policy administration charges and surrender charges assessed rather than premiums received; and (10) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

A reconciliation of net income and stockholder's equity as reported to regulatory authorities under statutory accounting principles to equivalent amounts reported under generally accepted accounting principles is as follows:

                                               POST-MERGER       | PRE-MERGER
                                      -------------------------- |-------------
                                                                 |
                                               Net Income        | Net Income
                                      -------------------------- |-------------
                                                       For the   |    For the
                                                       period    |    period
                                                     October 25, |   January 1,
                                      For the year      1997     |     1997
                                         ended        through    |   through
                                      December 31,  December 31, |  October 24,
                                          1998          1997     |     1997
                                      ------------  ------------ | ------------
                                                 (Dollars in thousands)
As reported under statutory                                      |
 accounting principles                      ($966)        ($142) |        $581
Interest maintenance reserve                   14             1  |          --
Asset valuation reserve                        --            --  |          --
Future policy benefits                         45           115  |        (179)
Nonadmitted assets                             --            --  |          --
Net unrealized appreciation of fixed                             |
 maturities at fair value                      --            --  |          --
Change in investment basis                                       |
 as result of merger                          (39)           (1) |          --
Deferred policy acquisition costs           2,188           191  |         291
Value of purchased insurance in force          (8)           (3) |          --
Goodwill                                       (2)           (1) |          --
Deferred income taxes                        (465)          (98) |         (26)
Other                                           8             1  |          (1)
                                          -------        ------  |     -------
As reported herein                           $775           $63  |        $666
                                          =======        ======        =======

                                               POST-MERGER
                                     ---------------------------

                                          Stockholder's Equity
                                     ---------------------------
                                      December 31,  December 31,
                                          1998          1997
                                     -------------  ------------
                                         (Dollars in thousands)
As reported under statutory
 accounting principles                    $24,377       $25,424
Interest maintenance reserve                   15             1
Asset valuation reserve                        96            54
Future policy benefits                        (16)          (61)
Nonadmitted assets                             43             2
Net unrealized appreciation of fixed
 maturities at fair value                     563           151
Change in investment basis
 as result of merger                          318           357
Deferred policy acquisition costs           2,347           189
Value of purchased insurance in force         117           126
Goodwill                                       93            95
Deferred income taxes                        (850)         (247)
Other                                           7             4
                                         --------      --------
As reported herein                        $27,110       $26,095
                                         =========     =========

3. INVESTMENT OPERATIONS
------------------------------------------------------------------------------

INVESTMENT RESULTS
Major categories of net investment income are summarized below:


                                POST-MERGER        |         PRE-MERGER
                        ---------------------------|---------------------------
                                         For the   |   For the       For the
                                         period    |   period        period
                                        October 25,|  January 1,  December 17,
                         For the year      1997    |     1997         1996
                            ended        through   |   through       through
                         December 31,  December 31,|  October 24,  December 31,
                             1998          1997    |     1997          1996
                        -------------  ------------|-------------  ------------
                                           (Dollars in thousands)
[S]                           [C]             [C]  |      [C]              [C]
Fixed maturities              $1,726          $294 |      $1,449           $57
Short-term investments           157            13 |          30             9
Other, net                        --            -- |           2            --
                              ------        ------ |      ------        ------
Gross investment income        1,883           307 |       1,481            66
Less investment expenses         (39)          (21)|         (32)           (1)
                              ------        ------ |      ------        ------
Net investment income         $1,844          $286 |      $1,449           $65
                              ======        ======        ======        ======


The change in unrealized appreciation (depreciation) on fixed maturities designated as available for sale at fair value for the year ended
December 31, 1998, the period October 25, 1997 through December 31, 1997, the period January 1, 1997 through October 24, 1997 and the period December 17, 1996 through December 31, 1996 were $412,000, $(212,000), $516,000 and
$(153,000), respectively.

At December 31, 1998 and December 31, 1997, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturities, all of which are designated as available for sale, are as follows:

                                                   POST-MERGER
                               -----------------------------------------------
                                                 Gross       Gross   Estimated
                                 Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains      Losses       Value
                               -----------------------------------------------
                                             (Dollars in thousands)

December 31, 1998
----------------------------
U.S. government and
 governmental agencies
 and authorities                   $3,997        $118         ($3)     $4,112
Public utilities                    2,543          63          (4)      2,602
Corporate securities               20,351         426         (53)     20,724
Mortgage-backed securities          3,540          17          (1)      3,556
                                 --------    --------    --------    --------
Total                             $30,431        $624        ($61)    $30,994
                                 ========    ========    ========    ========

December 31, 1997
----------------------------
U.S. government and
 governmental agencies
 and authorities                   $3,033          $4          --      $3,037
Public utilities                    1,000          10          --       1,010
Corporate securities               17,921         160        ($32)     18,049
Mortgage-backed securities          4,616           9          --       4,625
                                 --------    --------    --------    --------
Total                             $26,570        $183        ($32)    $26,721
                                 ========    ========    ========    ========

At December 31, 1998, net unrealized investment gains on fixed maturities designated as available for sale totaled $563,000. Appreciation of $336,000 was included in stockholder's equity at December 31, 1998 (net of an adjustment of $5,000 to VPIF, an adjustment of $32,000 to DPAC and deferred income taxes of $190,000). Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair values for these securities.

Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1998 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           POST-MERGER
                                                -----------------------------
                                                                    Estimated
                                                    Amortized         Fair
December 31, 1998                                      Cost           Value
-----------------------------------------------------------------------------
                                                    (Dollars in thousands)
Due after one year through five years                $11,659         $11,800
Due after five years through ten years                15,232          15,638
                                                   ---------       ---------
                                                      26,891          27,438
Mortgage-backed securities                             3,540           3,556
                                                   ---------       ---------
Total                                                $30,431         $30,994
                                                   ==========      ==========

An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio is as follows:

                                                  Gross      Gross   Proceeds
                                   Amortized   Realized   Realized     from
                                      Cost      Gains     Losses       Sale
-----------------------------------------------------------------------------
                                              (Dollars in thousands)
POST-MERGER:
For the year ended December 31, 1998:
Scheduled principal repayments,
 calls and tenders                   $1,080         --         --     $1,080
Sales                                   540        $24         --        564
                                   --------   --------    --------   -------
Total                                $1,620        $24         --     $1,644
                                   ========   ========    ========   =======
For the period October 25, 1997
 through December 31, 1997:
Scheduled principal repayments,
 calls and tenders                     $555         $1         --       $556
                                   ========   ========    ========   =======
PRE-MERGER:
For the period January 1, 1997
 through October 24, 1997:
Scheduled principal repayments,
 calls and tenders                     $226         --         --       $226
                                   ========   ========    ========   =======

For the period December 17, 1996 through December 31, 1996, the Company did not have any sales, maturities or repayments of its fixed maturities portfolio.

For the periods October 25, 1997 through December 31, 1997 and January 1, 1997 and October 24, 1997, the amortized cost basis of the Company's fixed maturities portfolio was reduced by $43,000 and $226,000, respectively, as a result of scheduled principal repayments.

INVESTMENT VALUATION ANALYSIS: The Company analyzes its investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of fixed maturities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary. During 1998, 1997 and 1996, no investments were identified as having an impairment other than temporary.

INVESTMENTS ON DEPOSIT: At December 31, 1998 and 1997, affidavits of deposits covering bonds with a par value of $400,000 were on deposit with regulatory authorities pursuant to certain statutory requirements.

INVESTMENT DIVERSIFICATIONS: The Company's investment policies related to its investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. The following percentages relate to holdings at December 31, 1998 and December 31, 1997. Fixed maturities included investments in basic industrials (40% in 1998, 31% in 1997), financial companies (24% in 1998, 23% in 1997), various government bonds and government or agency mortgage-backed securities (13% in 1998, 29% in 1997), conventional mortgage-backed securities (11% in 1998) and consumer products (3% in 1998, 10% in 1997).

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceed ten percent of stockholder's equity at December 31, 1998.

4. COMPREHENSIVE INCOME
------------------------------------------------------------------------------

As of January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholder's equity. SFAS No. 130 requires unrealized gains or losses on the Company's available for sale securities (net of VPIF, DPAC and deferred income taxes) to be included in other comprehensive income. Prior to the adoption of SFAS No. 130 unrealized gains or losses were reported separately in stockholder's equity. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

Other comprehensive income excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $16,000 in 1998. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments to VPIF and DPAC totaling $8,000 in 1998.

5. FAIR VALUES OF FINANCIAL INSTRUMENTS
------------------------------------------------------------------------------

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments," requires additional disclosures about derivative financial instruments. Most of the Company's investments, investment contracts and debt fall within the standards' definition of a financial instrument. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accounting, actuarial and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the information presented herein.

The Company closely monitors the composition and yield of its invested assets, the duration and interest credited on insurance liabilities and resulting interest spreads and timing of cash flows. These amounts are taken into consideration in the Company's overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. These assumptions may not result in values consistent with those obtained through an actuarial appraisal of the Company's business or values that might arise in a negotiated transaction.

The following compares carrying values as shown for financial reporting purposes with estimated fair values:

                                                  POST-MERGER
                               ------------------------------------------------
December 31                               1998                     1997
-------------------------------------------------------------------------------
                                             Estimated                Estimated
                                  Carrying     Fair       Carrying      Fair
                                    Value      Value        Value       Value
                               -----------------------  -----------------------
                                              (Dollars in thousands)
ASSETS
 Fixed maturities, available
  for sale                        $30,994     $30,994      $26,721     $26,721
 Short-term investments             3,231       3,231          799         799
 Cash and cash equivalents          1,932       1,932          621         621
 Separate account assets           26,717      26,717        4,878       4,878

LIABILITIES
 Annuity products                  10,830      10,166        2,506       2,377
 Separate account liabilities      26,717      26,717        4,878       4,878


The following methods and assumptions were used by the Company in estimating fair values.

FIXED MATURITIES: Estimated fair values of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded fixed maturities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U. S. Treasury bonds based upon the expected average lives of the securities.

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values reported in the Company's historical cost basis balance sheet approximate estimated fair value for these instruments due to their short-term nature.

SEPARATE ACCOUNT ASSETS: Separate account assets are reported at the quoted fair values of the individual securities in the separate account.

ANNUITY PRODUCTS: Estimated fair values of the Company's liabilities for future policy benefits for the fixed interest division of the variable products are stated at cash surrender value, the cost the Company would incur to extinguish the liability.

SEPARATE ACCOUNT LIABILITIES: Separate account liabilities are reported at full account value in the Company's historical cost balance sheet. Estimated fair values of separate account liabilities are equal to their carrying amount.

6. MERGER
------------------------------------------------------------------------------

TRANSACTION: On October 23, 1997, Equitable's shareholders approved the Merger Agreement dated July 7, 1997 among Equitable, PFHI and ING. On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa and Golden American and their wholly owned subsidiaries. In addition, Equitable also owned all the outstanding capital stock of Locust Street Securities, Inc., Equitable Investment Services, Inc. (subsequently dissolved), Directed Services, Inc., Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock plus the assumption of approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC"), a Delaware corporation. All costs of the merger, including expenses to terminate certain benefit plans, were paid by EIC.

ACCOUNTING TREATMENT: The merger has been accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at October 24, 1997. The purchase price was allocated to EIC and its subsidiaries with $25,936,000 allocated to the Company. Goodwill was established for the excess of the merger cost over the fair value of the net assets and attributed to EIC and its subsidiaries including Golden American and First Golden. The amount of goodwill allocated to the Company relating to the merger was $96,000 at the merger date and is being amortized over 40 years on a straight-line basis. The carrying value of goodwill will be reviewed periodically for any indication of impairment in value.

VALUE OF PURCHASED INSURANCE IN FORCE: As part of the merger, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with the Company at the merger date. This allocated cost represents VPIF reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by ING.

An analysis of the VPIF asset is as follows:

                                                 POST-MERGER
                                  --------------------------------------
                                                        For the period
                                                       October 25, 1997
                                  For the year ended       through
                                   December 31, 1998   December 31, 1997
                                  ------------------   -----------------
                                            (Dollars in thousands)
Beginning balance                              $126                $132
                                             ------              -------

Imputed interest                                  9                   3
Amortization                                    (23)                 (6)
Changes in assumptions of timing
 of gross profits                                 6                  --
                                             ------              -------
Net amortization                                 (8)                 (3)
Adjustment for unrealized gains
 on available for sale securities                (1)                 (3)
                                             ------              -------
Ending balance                                 $117                $126
                                             ======              =======

Interest is imputed on the unamortized balance of VPIF at a rate of 7.06% for the year ended December 31, 1998 and 7.03% for the period October 25, 1997 through December 31, 1997. The amortization of VPIF, net of imputed interest, is charged to expense. VPIF is adjusted for the unrealized gains (losses) on available for sale securities; such changes are included directly in stockholder's equity. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1998 is $10,000 in 1999, $12,000 in 2000, $13,000 in 2001, $13,000 in 2002, and
$12,000 in 2003. Actual amortization may vary based upon changes in assumptions and experience.

7. INCOME TAXES
------------------------------------------------------------------------------

The Company files a consolidated federal income tax return with Golden American, also a life insurance company.

At December 31, 1998, the Company has a net operating loss ("NOL") carryforward for federal income tax purposes of approximately $935,000 which is available to offset future taxable income of the Company through the year 2018.

INCOME TAX EXPENSE
Income tax expense included in the financial statements is as follows:

                        POST-MERGER         |            PRE-MERGER
                --------------------------- | ---------------------------
                                  For the   |    For the       For the
                                  period    |    period        period
                                October 25, |   January 1,   December 17,
                For the year       1997     |     1997          1996
                   ended         through    |    through       through
                December 31,   December 31, |   October 24,  December 31,
                    1998           1997     |     1997          1996
                ------------   ------------ | ------------   -----------
                                    (Dollars in thousands)
Current                 $37           ($64) |         $261           $23
Deferred                465             98  |           26            --
                     ------         ------  |       ------        ------
                       $502            $34  |         $287           $23
                     ======         ======          ======        ======


The effective tax rate on income before income taxes is different from the prevailing federal income tax rate. A reconciliation of this difference is as follows:


                                  POST-MERGER      |           PRE-MERGER
                        ---------------------------|---------------------------
                                          For the  |     For the      For the
                                          period   |     period       period
                                        October 25,|   January 1,  December 17,
                         For the year     1997     |      1997         1996
                            ended        through   |    through       through
                         December 31,  December 31,|  October 24,  December 31,
                            1998          1997     |     1997          1996
                        -------------  ----------- | ------------  ------------
                                            (Dollars in thousands)
Income before income tax      $1,277           $97 |        $953           $65
                            ========      ======== |    ========      ========
Income tax at federal                              |
 statutory rate                 $447           $34 |        $334           $23
Tax effect (decrease) of:                          |
 Compensatory stock option                         |
  and restricted stock                             |
  expense                         --            -- |         (35)           --
 Other items                      55            -- |         (12)           --
                            --------      -------- |    --------      --------
Income tax expense              $502           $34 |        $287           $23
                            ========      ========      ========      ========


DEFERRED INCOME TAXES
The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1998 and 1997 is as follows:

                                                         POST-MERGER
                                            -----------------------------------
December 31                                       1998               1997
------------------------------------------------------------   ----------------
                                                    (Dollars in thousands)
[S]                                                  [C]                 [C]
Deferred tax assets:
 Future policy benefits                                 $11                $22
 Net operating loss carryforwards                       327                 --
                                                  ---------          ---------
                                                        338                 22
Deferred tax liabilities:
 Net unrealized appreciation of available for
  sale fixed maturities                                (184)               (51)
 Fixed maturities                                      (222)              (134)
 Deferred policy acquisition costs                     (714)               (39)
 Value of purchased insurance in force                  (41)               (45)
 Other                                                  (27)                --
                                                  ---------          ---------
                                                     (1,188)              (269)
                                                  ---------          ---------
Deferred income tax liability                         ($850)             ($247)
                                                  =========          =========

8. RELATED PARTY TRANSACTIONS
------------------------------------------------------------------------------

Directed Services, Inc. ("DSI") acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Company. DSI is authorized to enter into agreements with broker/dealers to distribute the Company's variable insurance products and appoint representatives of the broker/dealers as agents. As of December 31, 1998, the Company's variable insurance products were sold primarily through three broker/dealer institutions. The Company paid commissions and expenses to DSI totaling $1,754,000 for the year ended December 31, 1998. For the period October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the commissions and expenses were $141,000 and $267,000, respectively.

The Company has service agreements with Golden American and Equitable Life Insurance Company of Iowa ("Equitable Life"), an affiliate, in which Golden American and Equitable Life provide administrative and financial related services. For the year ended December 31, 1998, the Company incurred expenses of $248,000 and $165,000, respectively, from Golden American and Equitable Life under these agreements. For the periods October 25, 1997 through December 31, 1997, expenses incurred were $8,000 and $13,000, respectively, from Golden American and Equitable Life. For the period January 1, 1997 through October 24, 1997, expenses incurred were $16,000 and $16,000, respectively, from Golden American and Equitable Life.

The Company provides resources and services to Golden American and DSI. Revenues for these services, which reduce general expenses incurred by the Company, totaled $210,000 and $75,000 from Golden American and DSI, respectively, for the year ended December 31, 1998.

Effective January 1, 1998, the Company has an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Company records a fee based on the value of the assets under management. The fee is payable quarterly. For the year ended December 31, 1998, the Company incurred fees of $56,000 under this agreement.

Prior to 1998, the Company had a service agreement with Equitable Investment Services, Inc. ("EISI"), an affiliate, in which EISI provided investment management services. Payments for these services totaled $11,000 and $51,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively.

The Company had premiums, net of reinsurance, for variable products for the year ended December 31, 1998, that totaled $94,000 from Locust Street Securities, Inc. ("LSSI"), an affiliate. For the year ended December 31, 1997, the premiums, net of reinsurance, for variable products from LSSI totaled $13,000.

On December 17, 1996, Golden American contributed $25,000,000 to First Golden, $2,000,000 in common stock (200,000 shares at $10 per share) and $23,000,000 of additional paid-in capital. All expenses related to the incorporation and licensing of First Golden were incurred by Golden American.

The Golden American Board of Directors has agreed by resolution to provide funds as needed for the Company to maintain policyholders' surplus that meets or exceeds the greater of: (1) the minimum capital adequacy standards to maintain a level of capitalization necessary to meet A.M. Best Company's guidelines or one level less than the one originally given to First Golden, or (2) the New York State Insurance Department risk-based capital minimum requirements as determined in accordance with New York statutory accounting principles. No funds were transferred from Golden American in 1998 or 1997.

9. COMMITMENTS AND CONTINGENCIES
------------------------------------------------------------------------------

REINSURANCE: At December 31, 1998, First Golden had a reinsurance treaty with an unaffiliated reinsurer covering a significant portion of the mortality risks under its variable contracts. First Golden remains liable to the extent its reinsurer does not meet its obligation under the reinsurance agreement. At December 31, 1998 and December 31, 1997, the Company has a payable of $1,000 for reinsurance premiums. Included in the accompanying financial statements are net considerations to the reinsurer of $9,000 and $1,000 for the year ended December 31, 1998 and for the period October 25, 1997 through December 31, 1997, respectively.

LITIGATION: The Company, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. The Company currently believes no pending or threatened lawsuits exist that are reasonably likely to have a material adverse impact on the Company.

VULNERABILITY FROM CONCENTRATIONS: The Company has various concentrations in its investment portfolio (see Note 3 for further information). The Company's asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits. Substantial changes in tax laws would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns which may result in higher lapse experience than assumed could cause a severe impact to the Company's financial condition. A significant portion of the Company's sales is generated by three broker/dealers. One of these distributors sold 62.1% of the Company's products in 1998. This distributor has discontinued the sales relationship as of December 31, 1998.

LEASES: The Company has a lease for its home office space which expires December 31, 2001. The Company also leases certain other equipment under operating leases which expire in 2000. Rent expense for the year ended December 31, 1998 and the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997 was $95,000, $25,000 and $34,000, respectively. At December 31, 1998, minimum rental payments due under the operating leases are $83,000 in 1999, $82,000 in 2000 and $76,000 in 2001.

REVOLVING NOTE PAYABLE: To enhance short-term liquidity, the Company has established a revolving note payable effective July 27, 1998 and expiring July 31, 1999 with SunTrust Bank, Atlanta (the "Bank"). The note was approved by the Company's Board of Directors on September 29, 1998. The total amount the Company may have outstanding is $10,000,000. The note accrues interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.25% or (2) a rate quoted by the Bank to the Company for the advance. The terms of the agreement require the Company to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. At December 31, 1998, the Company did not have any borrowings under this agreement.

[Shaded Section Header]
 --------------------------------------------------------------------------

                 STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------


TABLE OF CONTENTS

   ITEM                                                       PAGE
   Introduction..............................................   1
   Description of First Golden American Life Insurance
     Company of New York.....................................   1
   Safekeeping of Assets.....................................   1
   The Administrator.........................................   1
   Independent Auditors......................................   2
   Distribution of Contracts.................................   2
   Performance Information ..................................   2
   IRA Withdrawal Option ....................................   6
   Other Information.........................................   6
   Financial Statements of Separate Account NY-B.............   6
   Appendix  Description of Bond Ratings...................   A-1









--------------------------------------------------------------------------
PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER
THE PROSPECTUS. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER;
THE ADDRESS IS SHOWN ON THE PROSPECTUS COVER.
--------------------------------------------------------------------------
PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION
FOR SEPARATE ACCOUNT NY-B.

Please Print or Type:

               -------------------------------------------------
               NAME

               -------------------------------------------------
               SOCIAL SECURITY NUMBER

               -------------------------------------------------
               STREET ADDRESS

               -------------------------------------------------
               CITY, STATE, ZIP

PE-1-NY

















                 This page intentionally left blank.

                             APPENDIX A
                   CONDENSED FINANCIAL INFORMATION


The  following  tables give (1) the accumulation unit value  ("AUV"),
(2) the total number of accumulation units, and (3) the total accumulation unit value, for each subaccount of Separate Account NY-B available under the Contract for the indicated periods. The subaccounts became available to investors on May 6, 1997 with the starting accumulation unit value indicated on the last row of each table.


TOTAL RETURN
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $17.83              11,146            $199        |
| 1997       16.18               2,430              39        |
| 5/6/97     14.36                 --               --        |
|-------------------------------------------------------------|


 |-------------------------------------------------------------|
 |                  ANNUAL RATCHET DEATH BENEFIT               |
 |-------------------------------------------------------------|
 |                             TOTAL # OF                      |
 |                            ACCUMULATION                     |
 |            AUV AT            UNITS AT          TOTAL        |
 |          YEAR END (AND     YEAR END (AND       AUV AT       |
 |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
 |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
 |-------------------------------------------------------------|
 | 1998        $   17.72         56,611            $1,003      |
 | 1997            16.10         11,887               191      |
 | 5/6/97          14.31             --                --      |
 |-------------------------------------------------------------|



RESEARCH

[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998        $23.03            25,979             $598       |
| 1997         18.95             3,988               76       |
| 5/6/97       16.72                --               --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $22.89               70,248           $1,608      |
        | 1997       18.87                9,239              174      |
        | 5/6/97     16.66                   --               --      |
        |-------------------------------------------------------------|


MID-CAP GROWTH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998           $22.60            5,636            $127       |
|1997            18.64            1,402              26       |
|5/6/97          15.76               --              --       |
|-------------------------------------------------------------|
        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        |                                                             |
        | 1998       $22.43               22,568           $506       |
        | 1997        18.52                2,322             43       |
        | 5/6/97      15.68                   --             --       |
        |-------------------------------------------------------------|
                                     A1

SMITH BARNEY LARGE CAP VALUE
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998          $19.35           36,973            $715        |
|1997           17.84            4,356              78        |
|5/6/97         15.64               --              --        |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998        $19.24            76,929           $1,480       |
        | 1997         17.77            14,386              256       |
        | 5/6/97       15.60                --               --       |
        |-------------------------------------------------------------|

SMITH BARNEY INTERNATIONAL EQUITY
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998        $14.35              8,767             $126       |
|1997         13.65              1,021               14       |
|5/6/97       13.79                 --               --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998        $14.28             23,498           $335        |
        | 1997         13.59              4,996             68        |
        | 5/6/97       13.75                 --             --        |
        |-------------------------------------------------------------|

SMITH BARNEY HIGH INCOME
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998        $13.66              9,402             $128       |
|1997         13.77              1,880               26       |
|5/6/97       12.53                 --               --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998       $13.58             15,846            $215        |
        | 1997        13.72              2,031              28        |
        | 5/6/97      12.49                 --              --        |
        |-------------------------------------------------------------|

SMITH BARNEY MONEY MARKET
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998         $11.43            35,357           $404         |
|1997          11.02            16,207            179         |
|5/6/97        10.75                --             --         |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998       $11.37             165,659          $1,883       |
        | 1997        10.97              36,721            402        |
        | 5/6/97      10.71                  --            --         |
        |-------------------------------------------------------------|


                                     A2

APPRECIATION
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998        $16.53              73,470          $1,215       |
|1997         14.05               9,350             131       |
|5/6/97       12.35                  --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998       $16.47            151,948           $2,502       |
        | 1997        14.01             16,089              225       |
        | 5/6/97      12.33                --                --       |
        |-------------------------------------------------------------|

SELECT HIGH GROWTH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998        $12.36                               $           |
|1997         10.89             --                  --        |
|5/6/97        9.96             --                  --        |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998        $12.33                              $           |
        | 1997         10.87             19,321             210       |
        | 5/6/97        9.95                 --              --       |
        |-------------------------------------------------------------|

SELECT GROWTH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998         $12.32                               $          |
|1997          11.06              367              $4         |
|5/6/97        10.04               --              --         |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998        $12.29                             $            |
        | 1997         11.05            63,115            697         |
        | 5/6/97       10.03                --             --         |
        |-------------------------------------------------------------|

SELECT BALANCED
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998         $11.83                               $          |
|1997          11.07            27,709              307       |
|5/6/97        10.21                --               --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998         $11.79                             $           |
        | 1997          11.06           48,240             294        |
        | 5/6/97        10.20               --              --        |
        |-------------------------------------------------------------|


                                     A3

SELECT CONSERVATIVE
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998        $11.55                               $           |
|1997         11.08              32,783            63         |
|5/6/97       10.19                  --            --         |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998        $11.52                               $          |
        | 1997         11.07             26,551             --        |
        | 5/6/97       10.18                 --             --        |
        |-------------------------------------------------------------|

SELECT INCOME
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
|1998         $11.49                               $          |
|1997          11.04              --                --        |
|5/6/97        10.19              --                --        |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998        $11.45                                $         |
        | 1997         11.03               --                --       |
        | 5/6/97       10.18               --                --       |
        |-------------------------------------------------------------|

                                     A4

                             APPENDIX B
                  MARKET VALUE ADJUSTMENT EXAMPLES

EXAMPLE #1:  FULL SURRENDER--EXAMPLE OF A NEGATIVE MARKET VALUE
ADJUSTMENT
   Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7 year guaranteed interest period ("J") is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT
   1. The contract value of the Fixed Interest Allocation on the date of surrender is $124,230 ($100,000 x 1.075^3)
   2. N = 2,555 ( 365 x 7 )
   3. Market Value Adjustment = $124,230 x
      (( 1.07/1.0825 ) ^ 2,555/365 - 1)=$9,700

  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $114,530 ($124,230 - $9,700 ).

EXAMPLE #2:  FULL SURRENDER--EXAMPLE OF A POSITIVE MARKET VALUE
ADJUSTMENT
   Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7 year guaranteed interest period ("J") is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT
   1. The contract value of the Fixed Interest Allocation on the date of surrender is $124,230 ($100,000 x 1.075^3)
   2. N = 2,555 ( 365 x 7 )
   3. Market Value Adjustment = $124,230 x
      (( 1.07/1.0625 ) ^ 2,555/365 - 1)=$6,270

  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $130,500 ($124,230 + $6,270 ).

EXAMPLE #3:  WITHDRAWAL--EXAMPLE OF A NEGATIVE MARKET VALUE
ADJUSTMENT
   Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a withdrawal of $114,530 is requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7 year guaranteed interest period is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

  First calculate the amount that must be withdrawn from the Fixed Interest Allocation to provide the amount requested.

                                     B1

   1. The contract value of the Fixed Interest Allocation on the date of withdrawal is $248,459 ( $200,000 x 1.075^3 )
   2. N = 2,555 ( 365 x 7 )
   3. Amount that must be withdrawn =
      ($114,530/(1.07/1.0825)^ 2,555/365 -1)  = $124,230

  Then calculate the Market Value Adjustment on that amount.

   4. Market Value Adjustment = $124,230 x
      ((1.07/1.08 )^ 2,555 /365 -1 ) = $9,700

  Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $114,530, as requested. The Fixed Interest Allocation will be reduced by the amount of the withdrawal, $114,530, and also reduced by the Market Value Adjustment of $9,700, for a total reduction in the Fixed Interest Allocation of $124,230.

EXAMPLE #4:  WITHDRAWAL--EXAMPLE OF A POSITIVE MARKET VALUE
ADJUSTMENT
   Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate of 7%; that a withdrawal of $130,500 requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7 year guaranteed interest period is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

  First calculate the amount that must be withdrawn from the Fixed Interest Allocation to provide the amount requested.
   1. The contract value of Fixed Interest Allocation on the date of surrender is $248,459( $200,000 x 1.075^3)
   2. N = 2,555 ( 365 x 7 )
   3. Amount that must bewithdrawn =
      ($130,500 /(1.07/1.0625)^2,555/365) = $124,230

  Then calculate the Market Value Adjustment on that amount.
   4. Market Value Adjustment = $124,230 x
      ((1.07/1.0625)^2,555 /365 -1 ) = $6,270

  Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $130,500, as requested. The Fixed Interest Allocation will be reduced by the amount of the withdrawal, $130,500, but increased by the Market Value Adjustment of $6,270, for a total reduction in the Fixed Interest Allocation of $124,230.

                                     B2

                             APPENDIX C

           SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the beginning of the fourth contract year of 20% of the contract value of $35,000.
In  this  example,  $5,250  ($35,000  x  .15)  is  the  maximum  free withdrawal amount that you may withdraw during the contract year without a surrender charge. The total withdrawal would be $7,000 ($35,000 x .20). Therefore, $1,750 ($7,000 - $5,250) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $70.00
($1,750 x .04). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

                                     C1

      FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
 First Golden American Life Insurance Company of New York is a stock company domiciled in New York, New York

(Shaded Line)
PE-1-NY 5/99

                            PART II
             INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Not applicable.

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS

First   Golden  shall  indemnify  (including   therein   the
prepayment of expenses) any person who is or was a director, officer or employee, or who is or was serving at the request of First Golden as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise for expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him with respect to any threatened, pending or completed action, suit or proceedings against him by reason of the fact that he is or was such a director, officer or employee to the extent and in the manner permitted by law.

First   Golden  may  also, to the extent  permitted  by  law,
indemnify any other person who is or was serving First American in any capacity. The Board of Directors shall have the power and authority to determine who may be indemnified under this paragraph and to what extent (not to exceed the extent provided in the above paragraph) any such person may be indemnified.

First Golden may purchase and maintain insurance on behalf of any such person or persons to be indemnified under the provision in the above paragraphs, against any such liability to the extent permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or other-wise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdic-tion the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a)     EXHIBITS.

     1       Underwriting Agreement Between First
             Golden American Life Insurance Company of New
             York and Directed Services, Inc /1

     3(i)    Articles of Incorporation of First Golden
             American Life Insurance Company of New York /1

      (ii)   By-laws of First Golden American Life
             Insurance Company of New York /1

      (c)    Resolution of Board of Directors for Powers of Attorney

     4(a)    Individual Deferred Combination Variable and
             Fixed Annuity Contract

      (b)    Individual Deferred Combination Variable and
             Fixed Annuity Application

      (c)    Individual Deferred Combination Variable and
             Fixed Annuity Contract

      (d)    Individual Deferred Combination Variable and
             Fixed Annuity Application

      (e)    Individual Retirement Annuity Rider Page /1

     5       Opinion and Consent of Myles R. Tashman, Esq.

    10(a) Services Agreement, dated November 8, 1996, between Directed Services, Inc. and First Golden
             American Life Insurance Company of New York /1

      (b)    Administrative Services Agreement, dated
             November 8, 1996, between First Golden American
             Life Insurance Company of New York and Golden
             American Life Insurance /1

      (c)    Administrative Services Agreement between First
             Golden American Life Insurance Company of New
             York and Equitable Life Insurance Company of Iowa

      (d)    Custodial Agreement between Registrant and The
             Bank of New York

      (e) Participation Agreement between Depositor and the Travelers Series Fund Inc

      (f)    Participation Agreement between Depositor and the
             Greenwich Street Series

      (g)    Participation Agreement between Depositor and the
             Smith Barney Concert Allocation Series Inc

      (h)    Participation Agreement between Depositor and
             PIMCO Variable Insurance Trust

      (i) Asset Management Agreement, dated March 30, 1998, between First Golden and ING Investment Management
             LLC

      (j)    Revolving Note Payable between First Golden and
             SunTrust Bank

    23(a)    Consent of Sutherland Asbill & Brennan LLP

      (b)    Consent of Ernst & Young LLP, Independent Auditors

      (c)    Consent of Myles R. Tashman, incorporated in Item 5 of this
             Part II, together with the Opinion of Myles R. Tashman.

    24       Powers of Attorney

    27       Financial Data Schedule
___________________
/1 Incorporated by reference to Pre-Effective Amendment No. 1 of this Registration Statement filed with the Securities and Exchange Commission on March 18, 1997.

    (b)  FINANCIAL STATEMENT SCHEDULE.

        (1) All financial statements are included in the Prospectuses, as indicated therein.
        (2)   Schedules I and III follow:


                                SCHEDULE I
                          SUMMARY OF INVESTMENTS
                  OTHER THAN INVESTMENTS IN RELATED PARTIES
                           (Dollars in thousands)


                                                                        Balance
                                                                          Sheet
December 31, 1998                            Cost 1         Value        Amount
_______________________________________________________________________________
TYPE OF INVESTMENT
Fixed maturities, available for sale:
 Bonds:
  United States government and govern-
   mental agencies and authorities          $3,997        $4,112        $4,112
  Public utilities                           2,543         2,602         2,602
  Corporate securities                      20,351        20,724        20,724
  Mortgage-backed securities                 3,540         3,556         3,556
                                        _______________________________________
Total fixed maturities, available
 for sale                                   30,431        30,994        30,994

Short-term investments                       3,231                       3,231
                                        ___________                 ___________
Total investments                          $33,662                     $34,225
                                        ===========                 ===========

Note 1: Cost is defined as amortized cost for bonds and short-term investments adjusted for amortization of premiums and accrual of discounts.

                               SCHEDULE III
                     SUPPLEMENTARY INSURANCE INFORMATION
                           (Dollars in thousands)

          Column              Column      Column     Column   Column    Column
             A                  B           C          D         E         F
________________________________________________________________________________
                                             Future
                                             Policy              Other
                                   De-    Benefits,             Policy
                                ferred      Losses,             Claims    Insur-
                                Policy       Claims      Un-       and      ance
                                Acqui-          and   earned     Bene-  Premiums
                                sition         Loss  Revenue      fits       and
Segment                          Costs     Expenses  Reserve   Payable   Charges
________________________________________________________________________________
                                          POST-MERGER
________________________________________________________________________________
Year ended December 31, 1998:

 Life insurance                $2,347      $10,830       --        --      $239

Period October 25, 1997
 through December 31, 1997:

 Life insurance                  $189       $2,506       --        --        $8

                                          PRE-MERGER
________________________________________________________________________________
Period January 1, 1997
 through October 24, 1997:

 Life insurance                   N/A          N/A      N/A       N/A        $4

Period December 17, 1996
 through December 31, 1996:

 Life insurance                    --           --       --        --        --


                                SCHEDULE III
                  SUPPLEMENTARY INSURANCE INFORMATION - CONTINUED
                           (Dollars in thousands)

          Column              Column      Column     Column   Column    Column
             A                  G           H          I         J         K
________________________________________________________________________________

                                                     Amorti-
                                           Benefits   zation
                                            Claims,       of
                                             Losses Deferred
                                   Net          and   Policy     Other
                               Invest-      Settle-   Acqui-    Opera-
                                  ment         ment   sition      ting  Premiums
Segment                         Income     Expenses    Costs  Expenses   Written
________________________________________________________________________________
                                          POST-MERGER
________________________________________________________________________________
Year ended December 31, 1998:

 Life insurance                $1,844         $376      $76      $378        --

Period October 25, 1997
 through December 31, 1997:

 Life insurance                  $286          $26      $13      $159        --

                                          PRE-MERGER
________________________________________________________________________________
Period January 1, 1997
 through October 24, 1997:

 Life insurance                $1,449          $48       $7      $445        --

Period December 17, 1996
 through December 31, 1996:

 Life insurance                   $65           --       --        --        --



ITEM 17.  UNDERTAKINGS

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

        (i)   To include any prospectus required by Section
              10(a)(3) of the Securities Act of 1933;

       (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
     1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester and Commonwealth of Pennsylvania, on the 29th day of April, 1999.

                              FIRST GOLDEN AMERICAN LIFE
                              INSURANCE COMPANY OF NEW YORK
                              (Registrant)

                         By:  -----------------------------
                              Barnett Chernow*
                              President


Attest:   /s/Marilyn Talman
         -------------------------
         Marilyn Talman
         Vice President, Associate General Counsel
           and Assistant Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 1999.

     Signature                          Title
     ---------                          -----


-----------------------------          President and Director
     Barnett Chernow*                     of Depositor




-----------------------------          Senior Vice President and
     Mary Bea Wilkinson*                  Chief Financial Officer




                     DIRECTORS OF DEPOSITOR

-----------------------------           -----------------------------
     Myles R. Tashman*                       Bernard Levitt*




-----------------------------           -----------------------------
     Barnett Chernow*                        Roger A. Martin*



-----------------------------           -----------------------------
     Stephen J. Friedman*                    Andrew Kalinowski*



-----------------------------           -----------------------------
     Carol V. Coleman*                       Michael W. Cunningham*



     By:  /s/Marilyn Talman    Attorney-in-Fact
          ---------------------
          Marilyn Talman

________________

* Executed by Marilyn Talman on behalf of those indicated pursuant to Power of Attorney.

                         EXHIBIT INDEX


ITEM   EXHIBIT. . . . . . . . . . . . . . . . . . . . . . . .     PAGE #

3(c)   Resolution of Board of Directors for Powers of
        Attorney. . . . . . . . . . . . . . . . . . . . . . .     EX-3.C

4(a)   Individual Deferred Variable and Fixed Annuity
        Contract. . . . . . . . . . . . . . . . . . . . . . .     EX-4.A

4(b)   Individual Deferred Variable and Fixed Annuity
       Application . . . . . . . . . . . . . . . . . . . .  .     EX-4.B

4(c)   Individual Deferred Variable and Fixed Annuity
        Contract. . . . . . . . . . . . . . . . . . . . . . .     EX-4.C

4(d)   Individual Deferred Variable and Fixed Annuity
       Application . . . . . . . . . . . . . . . . . . . .  .     EX-4.D

5      Opinion and Consent of Myles R. Tashman, Esq.  . . . .     EX-5

10(c)  Administrative Services Agreement between First
       Golden American Life Insurance Company of New York
       and Equitable Life Insurance Company of Iowa . . . . .     EX-10.C

10(d)  Custodial Agreement between Registrant
       and The Bank of New York . . . . . . . . . . . . . . .     EX-10.D

10(e)  Participation Agreement between Depositor and the
       Travelers Series Fund Inc. . . . . . . . . . . . . . .     EX-10.E

10(f)  Participation Agreement between Depositor and the
       Greenwich Street Series. . . . . . . . . . .. . . .        EX-10.F

10(g)  Participation Agreement between Depositor and the
       Smith Barney Concert Allocation Series Inc . . . . . .     EX-10.G

10(h)  Participation Agreement between Depositor and PIMCO
       Variable Insurance Trust . . . . . . . . . . . . . . .     EX-10.H

10(i)  Asset Management Agreement, dated March 30, 1998,
       between First Golden and ING Investment Management LLC     EX-10.I

10(j)  Revolving Note Payable between First Golden SunTrust
       Bank . . . . . . . . . . . . . . . . . . . . . . . . .     EX-10.J

23(a)  Consent of Sutherland Asbill & Brennan LLP  . . . . ..     EX-23.A

23(b)  Consent of Ernst & Young LLP, Independent Auditors . .     EX-23.B

24     Powers of Attorney . . . . . . . . . . . . . . . . . .     EX-24

27     Financial Data Schedule  . . . . . . . . . . . . . . .     EX-27